ASSIGNMENT AND SECURITY AGREEMENT

     THIS ASSIGNMENT AND SECURITY AGREEMENT (this "Agreement") is made and entered into as of the 1st day of September, 1999, by and between Prime Medical Operating, Inc., a Delaware corporation ("PMOI"), Prime/BDR Acquisition, L.L.C., a Delaware limited liability company ("Prime") (PMOI and Prime are referred to herein, jointly and severally, as "Secured Party") and David P. Bates III and Jane A. Bates (collectively referred to as the "Debtor").
                                    RECITALS:

         A. Debtor and Secured Party have executed and delivered that certain Stock Purchase Agreement dated as of September 1, 1999 (the "Purchase Agreement"), pursuant to which Secured Party purchased from Debtor certain shares of the $0.01 par value common stock of Horizon Vision Center, Inc, a Nevada corporation ("Horizon").

         B. Secured Party has requested that Debtor pledge the Collateral (as defined below) to secure certain obligations and liabilities that Debtor may now or hereafter have to Secured Party, including, without limitation, any indemnity obligations arising under the Purchase Agreement.

     C. Debtor desires to enter into this Agreement as a material inducement to Secured Party's purchase of Debtor's shares of Horizon under the Purchase Agreement.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which Debtor acknowledges, Debtor and Secured Party agree as follows:

                                    ARTICLE I

                       COLLATERAL AND SECURED OBLIGATIONS

         1.1 Grant of Security Interest. Debtor hereby assigns, transfers, and pledges to Secured Party, and Debtor hereby grants to Secured Party a security interest in, the following described collateral (collectively, the "Collateral"):

                  (a) Shares of Horizon. From and after the date of this Agreement, (i) all shares of the common stock of Horizon owned or acquired in any manner by Debtor or Secured Party, (collectively, the "Shares"), (ii) any replacements, substitutions, or exchanges of the certificates representing the Shares, and (iii) any and all options, rescission rights, registration rights, conversion rights, subscription rights, contractual or quasi-contractual rights, warrants, redemption rights, redemption proceeds, calls, preemptive rights and all other rights and benefits pertaining to the Shares;

                  (b) Accounts. All accounts and rights now or hereafter attributable to any of the Collateral described in (a) above, and all rights of Debtor now or hereafter arising under any agreement pertaining to the Collateral described in (a) above, including without limitation all distributions, proceeds, fees, dividends, preferences, payments or other benefits of whatever nature which Debtor is now or may hereafter become entitled to receive with respect to any Collateral described in (a) above;

                  (c) Additional Property. "Collateral" shall also include the following property (collectively, the "Additional Property") which Debtor becomes entitled to receive or shall receive in connection with any of the Collateral described in this Section 1.1: (i) any stock certificate, including without limitation, any certificate representing a stock dividend or any certificate in connection with any recapitalization, reclassification, merger, consolidation, conversion, sale of assets, combination of shares, stock split, reverse stock split or spin-off; (ii) any option, warrant, subscription or right, whether as an addition to or in substitution of any of the Collateral described in this Section 1.1; (iii) any dividends or distributions of any kind whatsoever, whether distributable in cash, stock or other property; (iv) any interest, premium or principal payments; and (v) any conversion or redemption proceeds; and

                  (d) Proceeds. All proceeds (cash and non-cash) arising out of the sale, exchange, collection or other disposition of all or any portion of the Collateral described in (a), (b), or (c) above, including without limitation proceeds in the form of stock, accounts, chattel paper, instruments, documents, goods, inventory and equipment.

The security interest in the Collateral hereby granted by Debtor to Secured Party may sometimes be referred to in this Agreement as the "Security Interest".

         1.2 Obligations. This Agreement and the Security Interest shall secure full and punctual payment and performance of the following indebtedness, duties and obligations (collectively, the "Obligations"):

                  (a) All liabilities and obligations of Debtor to Secured Party (including, without limitation, any principal, interest, fees and other amounts, and any indemnity obligations) under and pursuant to the Purchase Agreement, this Agreement and/or any other contract or agreement between Secured Party and Debtor or any affiliate of Debtor (collectively, "Other Agreements"; and

                  (b) (i) all indebtedness, obligations and liabilities of Debtor and/or any affiliate of Debtor to Secured Party of any kind or character, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, arising from, connected with, or related to the Purchase Agreement or any Other Agreement, or any other document, agreement, or instrument executed in connection either of them, (ii) all accrued but unpaid interest on any of the indebtedness described in (i) above, (iii) all obligations of Debtor and/or any affiliate of Debtor to Secured Party under any documents or agreements evidencing, securing, governing and/or pertaining to all or any part of the indebtedness described in (i) and (ii) above, (iv) all costs and expenses incurred by Secured Party in connection with the collection and administration of all or any part of the indebtedness and obligations described in (i), (ii) and (iii) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including without limitation all attorneys' fees, and (v) all renewals, extensions, modifications and rearrangements of the indebtedness and obligations described in (i), (ii), (iii) and (iv) above.

                  (c) All sums now or hereafter loaned or advanced by Secured Party to Debtor, or expended by Secured Party for the account of Debtor or otherwise owing by Debtor to Secured Party, in respect of the Obligations, and all other sums expended or advanced by Secured Party pursuant to any term or provision of this Agreement or any Other Agreement (i) to collect and/or enforce the Obligations or (ii) to maintain, protect and preserve the Collateral.

                                   ARTICLE II

       DEBTOR'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO COLLATERAL

       Debtor hereby represents and warrants to Secured Party as follows:

         2.1 Ownership of Collateral. Debtor has good and marketable title to the Collateral free and clear of any liens, security interests, shareholders agreement, calls, charge, or encumbrance, except for this Security Interest. No financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except as may have been filed in favor of Secured Party relating to this Agreement.

         2.2 Power & Authority. Debtor has the lawful right, power, and authority to grant the Security Interest in the Collateral. This Agreement, together with all filings and other actions necessary or desirable to perfect and protect such security interest, which have been duly taken, create a valid and perfected first priority security interest in the Collateral securing the payment and performance of the Obligations.

         2.3 No Agreements. The Shares are not subject to any right of redemption, or any call or put options, voting trust, proxy, shareholders agreement, right of first refusal, or any other document or agreement which would in any way impair or adversely affect this Security Interest or the rights of Secured Party under this Agreement.

         2.4 Securities. Any certificates evidencing securities pledged as Collateral are valid and genuine and have not been altered. All securities pledged as Collateral have been duly authorized and validly issued, are fully paid and non-assessable, and were not issued in violation of the preemptive rights of any party or of any agreement by which Debtor or the issuer thereof is bound. No restrictions or conditions exist with respect to the transfer or voting of any securities pledged as Collateral.

                                   ARTICLE III

                  DEBTOR'S OTHER REPRESENTATIONS AND WARRANTIES

         3.1 Solvency of Debtor.  As of the date hereof,  (i) Debtor is solvent;
(ii) the fair saleable value of Debtor's assets exceeds Debtor's liabilities (both fixed and contingent); (iii) Debtor has sufficient capital to satisfy all of Debtor's obligations as they become due; (iv) no receiver, trustee, or custodian has been appointed for, or taken possession of, all or substantially all of the assets of Debtor, either in a proceeding brought by Debtor or in a proceeding brought against Debtor; (v) Debtor is not the subject of a petition for relief under the United States Bankruptcy Code or any similar federal or state insolvency law, including without limitation a petition filed by Debtor or a petition filed by a third party seeking relief against Debtor; and (vi) Debtor has no intention of filing a petition for relief under the United States Bankruptcy Code or any similar federal or state insolvency law, or of seeking any other form of creditor relief, within the two-year period immediately following the date of this Agreement.

         3.2 Authority and Compliance. Debtor has full power and authority to enter into this Agreement. Debtor has full power and authority to enter into and perform its obligations under the Purchase Agreement and each Other Agreement. No further consent or approval is required as a condition to the validity of this Agreement, the Purchase Agreement or any Other Agreement. Debtor is in compliance with all applicable laws, ordinances, statutes, orders, regulations, judgments, writs, or decrees of any governmental entity to which it is subject.

         3.3 Binding Agreement. This Agreement, the Purchase Agreement and each Other Agreement constitute valid and legally binding obligations of Debtor, in accordance with their terms, subject to (a) the applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting creditors' rights generally and (b) restrictions imposed by any court of competent jurisdiction on the enforcement of non-competition and exclusive use restrictive covenants imposed under the Purchase Agreement or any Other Agreement.

         3.4 Litigation. There are no proceedings pending or, to the knowledge of Debtor, threatened before any court or administrative agency which will or may have a material adverse effect on the financial condition of Debtor or upon Debtor's ability to perform its obligations under this Agreement, the Purchase Agreement or any Other Agreement.

         3.5 No Conflicting Agreements. There are no provisions of any existing agreement, mortgage, indenture or contract binding on Debtor or affecting its property, which would conflict with or in any way prevent the execution, delivery, or carrying out of the terms of this Agreement, the Purchase Agreement or any Other Agreement.

         3.6 Ownership of Assets. Debtor has good and full title to the Collateral, and the Collateral is owned free and clear of liens, charges, claims, security interests, and other encumbrances.

     3.7 Taxes. Debtor has filed all tax returns required to be filed by Debtor.

                                   ARTICLE IV

                  DEBTOR'S COVENANTS WITH RESPECT TO COLLATERAL

         Debtor covenants and agrees that from the date hereof and until the payment and performance in full of the Obligations unless Secured Party otherwise consents in writing:

         4.1 Delivery of Instruments and/or Certificates. Contemporaneously herewith, Debtor covenants and agrees to deliver to Secured Party any certificates, documents, or instruments representing or evidencing the Collateral, with Debtor's endorsement thereon and/or accompanied by property instruments of transfer and assignment duly executed in blank with, if requested by Secured Party, signatures guaranteed by a member or member organization in good standing of an authorized Securities Transfer Agents Medallion Program, all in form and substance satisfactory to Secured Party.

         4.2 Further Assurances. Debtor will contemporaneously with the execution hereof and from time to time thereafter at its expense promptly execute and deliver all further instruments and documents and take all further action necessary or appropriate or that Secured Party may request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest, (ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (iii) to otherwise effect the purposes of this Agreement, including without limitation: (A) executing and filing any financing or continuation statements, or any amendments thereto; (B) obtaining written confirmation from the issuer of any securities pledged as Collateral of the pledge of such securities, in form and substance satisfactory to Secured Party;
(C) cooperating with Secured Party in registering the pledge of any securities pledged as Collateral with the issuer of such securities; (D) delivering notice of Secured Party's security interest in any securities pledged as Collateral to any securities or financial intermediary, clearing corporation or other party required by Secured Party, in form and substance satisfactory to Secured Party; and (E) obtaining written confirmation of the pledge of any securities constituting Collateral from any securities or financial intermediary, clearing corporation or other party required by Secured Party, in form and substance satisfactory to Secured Party.

         4.3 Additional Property. All Additional Property, as defined in Section 1.1(c) above, received by Debtor shall be received in trust for the benefit of Secured Party. All Additional Property and all certificates or other written instruments or documents evidencing and/or representing the Additional Property that is received by Debtor, together with such instruments of transfer as Secured Party may request, shall immediately be delivered to or deposited with Secured Party and held by Secured Party as Collateral under the terms of this Agreement. If the Additional Property received by Debtor and delivered to Secured Party pursuant to this Section shall be shares of stock or other securities, such shares of stock or other securities shall be duly endorsed in blank or accompanied by proper instruments of transfer and assignment duly executed in blank with, if requested by Secured Party, signatures guaranteed by a member or member organization in good standing of an authorized Securities Transfer Agents Medallion Program, all in form and substance satisfactory to Secured Party. Secured Party shall be deemed to have possession of any Collateral in transit to Secured Party or its agent.

         4.4 Sale, Transfer, Encumbrance. Debtor will not sell, transfer, mortgage, or otherwise encumber any Collateral or impair the value thereof in any manner without Secured Party's prior written consent, including without limitation by purchase, lease, barter, trade, payment deferral, or the creation, assumption or guarantee of indebtedness or other lending of credit. Secured Party's written consent to any sale, mortgage, transfer, or encumbrance shall not be construed to be a waiver of this provision in respect to any subsequent proposed sale, mortgage, transfer, or encumbrance.

         4.5 Liens. Neither Debtor nor any person acting on Debtor's behalf has, or shall have any right, power, or authority to and shall not create, incur, or permit to be placed or imposed, upon the Collateral, any lien of any type or nature whatsoever, other than the liens in favor of Secured Party.

         4.6 Matters or Occurrences Affecting Collateral or this Agreement. Debtor will promptly notify Secured Party of any and all matters or occurrences that may have a material adverse effect on the status or value of the Collateral or this Agreement, including without limitation the occurrence of an Event of Default, or an event which, with giving of notice or lapse of time, or both, would constitute an Event of Default.

     4.7 Agreements Pertaining to Collateral. Debtor will not enter into any type of contract or agreement pertaining to any of the Collateral or in any way transfer any voting rights pertaining to the Collateral to any person or entity.

         4.8 Dilution of Ownership. As to any securities pledged as Collateral, Debtor will not consent to or approve of the issuance of (i) any additional shares of any class of securities of such issuer, (ii) any instrument convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such securities, or (iii) any warrants, options, contracts or other commitments entitling any third party to purchase or otherwise acquire any such securities. Notwithstanding the foregoing or any other provision of this Agreement to the contrary, Debtor (i) shall comply with his obligations under the Purchase Agreement and each Other Document, and (ii) may consent to any issuance of shares of Horizon if such issuance has been approved by a majority of the Board of Directors of Horizon.

         4.9 Restrictions on Securities. Debtor will not enter into any agreement creating, or otherwise permit to exist, any restriction or condition upon the transfer, voting or control of any securities pledged as Collateral, except as consented to in writing by Secured Party. As to any securities pledged as collateral, Debtor will not consent to or approve of any stock split, reverse stock split, stock dividend, reclassification, or other similar act or transaction regarding the Shares unless consented to in writing by Secured Party.

                                    ARTICLE V

                         DEBTOR'S AFFIRMATIVE COVENANTS

         Until payment and performance of all Obligations, Debtor covenants and agrees that it shall promptly advise Secured Party in writing of any litigation filed against Debtor and of any condition, event or act which comes to its attention that would or might have a material adverse effect on Debtor's financial condition or on Debtor's ability to perform the Obligations.

                                   ARTICLE VI

                               NEGATIVE COVENANTS

         Until payment and performance of all Obligations, Debtor covenants and agrees that Debtor will not, without the prior written consent of Secured Party:

     6.1 Liens. Grant, suffer, or permit liens on, or security interests in, the Collateral.

         6.2 Violate Other Covenants. Violate or fail to comply with any covenants or agreements regarding other debt which will or would with the passage of time or upon demand cause the maturity of any other debt to be accelerated.

                                   ARTICLE VII

                              DEFAULT AND REMEDIES

     7.1 Events of Default. An Event of Default (herein so called) shall exist if any one or more of the following events shall occur:

                  (a) The failure of Debtor to pay any amount required to be paid under the Purchase Agreement (including, without limitation, the indemnity provisions contained therein), or any other amount which Debtor may now or hereafter owe to Secured Party under any Other Agreement or otherwise, within
(15) calendar days after such amount is due;

     (b) The failure of Debtor to pay any Obligation within (15) calendar days after such amount is due; and

                  (c) Debtor's breach of a covenant in this Agreement or any other failure to perform its obligations under this Agreement or any Other Agreement.

     7.2 Secured Party's Remedies. Upon the occurrence of an Event of Default:

                  (a) Secured Party may declare the Obligations in whole or part immediately due and may enforce payment and performance of the same and exercise any rights under the Texas UCC, rights and remedies of Secured Party under this Agreement, or otherwise.

                  (b) Secured Party may, at Secured Party's option and at the expense of Debtor, either in Secured Party's own right or in the name of Debtor and in the same manner and to the same extent that Debtor might reasonably so act if this Agreement had not been made: (i) do all things requisite, convenient, or necessary to enforce the performance and observance of all rights, remedies and privileges of Debtor arising from the Collateral, or any part thereof, including without limitation compromising, waiving, excusing, or in any manner releasing or discharging any obligation of any party to or arising from the Collateral; (ii) take possession of the books, papers, chattel paper, documents of title, and accounts of Debtor, wherever located, relating to the Collateral; (iii) sue or otherwise collect and receive money attributable to the Collateral; and (iv) exercise any other lawfully available powers or remedies, and do all other things which Secured Party deems requisite, convenient or necessary or which the Secured Party deems proper to protect the Security Interest.

                  (b) Secured Party may foreclose this Agreement in the manner now or hereafter provided or permitted by law and may upon such reasonable notification prior thereto as may be required by applicable law (Debtor hereby agreeing that ten days' notice is commercially reasonable), sell, assign, transfer, or otherwise dispose of the Collateral at public or private sale, in whole or in part, and Secured Party may, in its own name or as Debtor's attorney-in-fact effectively assign and transfer the Collateral, or any part thereof, absolutely, and execute and deliver all necessary assignments, conveyances, bills of sale, and other instruments with power to substitute one or more persons or corporations with like power. Any such foreclosure sale, assignment, transfer, or other disposition shall, to the extent permitted by law, be a perpetual bar, both at law and in equity, against Debtor and all persons and corporations lawfully claiming by or through or under Debtor. Any such foreclosure sale may be adjourned from time to time. Upon any sale, Secured Party may bid for and purchase the Collateral, or any part thereof, and upon compliance with the terms of sale may hold, retain, possess and dispose of the Collateral, in its absolute right without further accountability. Secured Party shall have the right to be credited on the amount of its bid a corresponding amount of the Obligations as of the date of such sale.

                  (c) If, in the opinion of Secured Party, there is any question that a public sale or distribution of any Collateral will violate any state or federal securities law, Secured Party (i) may offer and sell securities privately to purchasers who will agree to take them for investment purposes and not with a view to distribution and who will agree to imposition of restrictive legends on the certificates representing the security, or (ii) may sell such securities in an intrastate offering under Section 3(a)(11) of the Securities Act of 1933, and no sale so made in good faith by Secured Party shall be deemed to be not "commercially reasonable" because so made.

                  (d)  Not  in  limitation  of  any  other   provision  of  this
Agreement, Secured Party shall have all rights and remedies of a secured party under the Texas UCC.

         7.3 Application of Proceeds. Secured Party may apply the proceeds of any foreclosure sale hereunder or from any other permitted disposition of the Collateral or any part thereof as follows: (a) first, to the payment of all reasonable costs and expenses of any foreclosure and collection hereunder and all proceedings in connection therewith, including reasonable attorneys' fees;
(b) then, to the reimbursement of Secured Party for all disbursements made by Secured Party for taxes, assessments or liens superior to the Security Interest and which Secured Party shall deem expedient to pay; (c) then, to the reimbursement of Secured Party of any other disbursements made by Secured Party in accordance with the terms hereof or under the Purchase Agreement or any Other Agreement; (d) then, to or among the amounts of fees, interest and principal then owing and unpaid in respect of the Obligations, in such priority as Secured Party may determine in its discretion; and (e) the remainder of such proceeds, if any, shall be paid to Debtor. If such proceeds shall be insufficient to discharge the entire Obligations, Secured Party shall have any other available legal recourse against Debtor under, or for the performance of, the Purchase Agreement and any Other Agreement between Debtor and Secured Party, for the deficiency, together with interest thereon at the maximum rate permitted under applicable law.

         7.4 Enforcement of Obligations. Nothing in this Agreement or in any other document or agreement shall affect or impair the unconditional and absolute right of Secured Party to enforce the Obligations as and when the same shall become due in accordance with the terms of the Purchase Agreement or Other Agreement.

                                  ARTICLE VIII

                             RIGHTS OF SECURED PARTY

         8.1 Subrogation. Upon the occurrence of an Event of Default, Secured Party, at its election, may subrogate to all of the interest, rights and remedies of the Debtor, in respect to any of the Collateral or agreements pertaining thereto.

         8.2 Secured Party Appointed Attorney-in-Fact. Debtor hereby appoints Secured Party as attorney-in-fact of Debtor, with full authority in the place and stead of Debtor and in the name of Debtor, Secured Party or otherwise, from time to time on Secured Party's discretion and upon the occurrence of an Event of Default, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation: (a) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) of this Section 8.2; (c) to file any claims or take any action or institute any proceeding which Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party against any of the Collateral; and (d) to assign and transfer the Collateral, or any part thereof, absolutely and to execute and deliver endorsements, assignments, conveyances, bills of sale and other instruments with power to substitute one or more persons or corporation with like power.

         8.3 Performance by Secured Party. If Debtor fails to perform any agreement contained herein, Secured Party may itself perform, or cause the performance of, such agreement, and the reasonable expenses of Secured Party incurred in connection therewith shall be payable by Debtor under Section 8.8. In no event, however, shall Secured Party have any obligation or duties whatsoever to perform any covenant or agreement of Debtor contained herein, and any such performance by Secured Party shall be wholly discretionary with Secured Party.

         8.4 Duties of Secured Party. The powers conferred upon Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for money actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Without limiting the generality of the foregoing, Secured Party shall not have any obligation, duty or responsibility to do any of the following: (a) ascertain any maturities, calls, conversions, exchanges, offers, tenders or similar matters relating to the Collateral or informing Debtor with respect to any such matters; (b) fix, preserve or exercise any right, privilege or option (whether conversion, redemption or otherwise) with respect to the Collateral; (c) collect any amounts payable in respect of the Collateral; (d) sell all or any portion of the Collateral, for any reason; or (e) hold the Collateral for or on behalf of any party other than Debtor.

         8.5 No Liability of Secured Party. Neither the acceptance of this Agreement by Secured Party, nor the exercise of any rights hereunder by Secured Party, shall be construed in any way as an assumption by Secured Party of any obligations, responsibilities, or duties of Debtor arising in connection with the Collateral assigned hereunder or otherwise bind Secured Party to the performance of any obligations respecting the Collateral, it being expressly understood that Secured Party shall not be obligated to perform, observe, or discharge any obligation, responsibility, duty, or liability of Debtor in respect of any of the Collateral, including without limitation appearing in or defending any action, expending any money or incurring any expense in connection therewith. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, DEBTOR SHALL AND DOES AGREE TO INDEMNIFY, PROTECT, DEFEND AND HOLD HARMLESS SECURED PARTY, ITS OFFICERS, DIRECTORS, REPRESENTATIVES, AGENTS, EMPLOYEES, LENDERS, SUCCESSORS AND ASSIGNS, FROM AND AGAINST ALL LIABILITIES, CLAIMS, DAMAGES, LOSSES, FINES, PENALTIES, CAUSES OF ACTIONS, SUITS, JUDGMENTS AND EXPENSES (INCLUDING COURT
COSTS, ATTORNEY'S FEES AND COST OF INVESTIGATION) OF ANY NATURE, KIND OR DESCRIPTION OF ANY PERSON OR ENTITY, DIRECTLY OR INDIRECTLY, ARISING OUT OF, CAUSED BY OR RESULTING FROM (IN WHOLE OR IN PART), ANY UNINTENTIONAL ACT OR OMISSION (OR INTENTIONAL ACT OR OMISSION SO LONG AS SUCH ACT OR OMISSION DOES NOT CONSTITUTE NEGLIGENCE) OF SECURED PARTY (OR ANYONE ACTING ON BEHALF OF SECURED PARTY) IN CONNECTION WITH THE COLLATERAL. THE FOREGOING INDEMNITY SHALL SURVIVE THE EXPIRATION OR EARLIER TERMINATION OF THIS AGREEMENT.

         8.6 Right of Secured Party to Defend Action Affecting Security. Secured Party may, at the expense of Debtor, appear in and defend any action or proceeding at law or in equity purporting to affect Secured Party's Security Interest under this Agreement.

         8.7 Right of Secured Party to Prevent or Remedy Default. If Debtor shall fail to perform any of the covenants, conditions and agreements required to be performed and observed by Debtor under the Purchase Agreement or Other Agreement, or in respect of the Collateral (subject to any applicable default cure period), Secured Party (a) may but shall not be obligated to take any action Secured Party deems necessary or desirable to prevent or remedy any such default by Debtor or otherwise to protect the Security Interest, and (b) shall have the absolute and immediate right to take possession of the Collateral or any part thereof (to the extent Secured Party has not previously taken possession) to such extent and as often as the Secured Party, in its sole discretion, deems necessary or desirable in order to prevent or to cure any such default by Debtor, or otherwise to protect the security of this Agreement. Secured Party may advance or expend such sums of money for the account of Debtor as Secured Party in its sole discretion deems necessary for any such purpose.

         8.8 Secured Party's Expenses. All reasonable advances, costs, expenses, charges and attorneys' fees which Secured Party may make, pay or incur under any provision of this Agreement for the protection of its security or for the enforcement of any of its rights hereunder, including, without limitation, in foreclosure proceedings commenced and subsequently abandoned or in any dispute or litigation in which Secured Party or the holder of any of the Obligations may become involved by reason of or arising out of the Purchase Agreement, any Other Agreement or the Collateral, shall be a part of the Obligations and shall be paid by Debtor to Secured Party, upon demand, and shall bear interest until paid at the maximum rate of interest permitted by applicable law, from the date incurred by Secured Party until repaid by Debtor.

         8.9. Convertible Collateral. Secured Party may present for conversion any Collateral which is convertible into any other instrument or investment security or a combination thereof with cash, but Secured Party shall not have any duty to present for conversion any Collateral unless it shall have received from Debtor detailed written instructions to that effect at a time reasonably far in advance of the final conversion date to make such conversion possible.

         8.10 Secured Party's Right of Set-Off. Upon the happening of any event entitling Secured Party to pursue any remedy provided herein, or if Secured Party shall be served with garnishment process in which Debtor shall be named as defendant, whether or not Debtor shall be in default hereunder at the time, Secured Party may, but shall not be required to, set-off any indebtedness owing by Secured Party to Debtor against any of the Obligations without first resorting to the security hereunder and without prejudice to any other rights or remedies of Secured Party or its Security Interest.

         8.11 Remedies. No right or remedy herein reserved to Secured Party is intended to be exclusive of any other right or remedy, but each and every such remedy shall be cumulative, not in lieu of, but in addition to any other rights or remedies given under this Agreement and all other security documents. Any and all of Secured Party's rights and remedies may be exercised from time to time and as often as such exercise as deemed necessary or desirable by Secured Party.

         8.12 Debtor's Waivers. Debtor waives notice of the creation, advance, increase, existence, extension, or renewal of, and of any indulgence with respect to, the Obligations; waives notice of intent to accelerate, notice of acceleration, notice of intent to demand, presentment, demand, notice of
dishonor,  and  protest;   waives  notice  of  the  amount  of  the  Obligations
outstanding at any time, notice of any change in financial condition of any person liable for the Obligations or any part thereof, notice of any Event of Default, and all other notices respecting the Obligations; and agrees that maturity of the Obligations and any part thereof may be accelerated, extended, or renewed one or more times by Secured Party in its discretion, without notice to Debtor.

         8.13 Other Parties and Other Collateral. No renewal or extension of or any other indulgence with respect to the Obligations or any part thereof, no release of any security, no release of any person (including any maker, endorser, guarantor, or surety) liable on the Obligations, no delay in enforcement of payment, and no delay or admission or lack of diligence or care in exercising any right or power with respect to the Obligations or any security therefor or guaranty thereof or under this Agreement shall in other manner impair or affect the rights of Secured Party under the law, under this Agreement, or under any other document or agreement pertaining to the other security for the Obligations, before foreclosing upon the Collateral for the purpose of paying the Obligations. Debtor waives any right to the benefit of or to require or control application of any other security or proceeds thereof, and Debtor agrees that Secured Party shall have no duty or obligation to Debtor to apply to the Obligations any such other security or proceeds thereof.

         8.14 Relationship Among Secured Party. Either or both of Secured Party are entitled to enforce any and all rights granted to Secured Party in this Agreement, and to take any other action allowed to be taken by Secured Party under this Agreement. Neither Secured Party is under any obligation to act jointly or in concert with the other Secured Party pursuant to this Agreement. Any action required to be taken by Debtor, or notice required to be given by Debtor, shall be taken or given with respect to both of Secured Party.

                                   ARTICLE IX

                                  MISCELLANEOUS

     9.1 Terms Commercially Reasonable. The terms of this Agreement shall be deemed commercially reasonable within the meaning of the Texas UCC.

         9.2 Notices. Any notices or demands required or permitted to be given hereunder shall be deemed sufficiently given if in writing and personally delivered or mailed (with all postage and charges prepaid), addressed to Secured Party or to Debtor their respective addresses set forth below, or at such other address as the above parties may from time to time designate by written notice to the other given in accordance with this Section 9.2. Any such notice, if personally delivered or transmitted by telex or telegram, shall be deemed to have been given on the date so delivered or transmitted or, if mailed, be deemed to have been given on the day after such notice is placed in the United States mail in accordance with this Section 9.2.

                  Secured Party:  1301 Capital of Texas Hwy., Suite C-300
                                  Austin, Travis County, Texas 78746
                                  Attn: President

                  with copy to:   Timothy L. LaFrey, Esq.
                                  Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                  1900 Frost Bank Plaza
                                  816 Congress Avenue
                                  Austin, Texas 78701

                  Debtor: David P. Bates III and Jane A. Bates 1320 Canyon Side Avenue
                                  San Ramon, California   94583

         9.3 Parties Bound. Secured Party's rights under this Agreement and the Security Interest shall inure to the benefits of its successors and assigns, and in the event of any assignment or transfer of any of the Obligations or the Collateral, Secured Party thereafter shall be fully discharged from any responsibility with respect to the Collateral so assigned or transferred, but Secured Party shall retain all rights and powers hereby given with respect to any of the Obligations or Collateral not so assigned or transferred. All representations, warranties, and agreements of Debtor if more than one are joint and several, and all shall be binding upon the personal representatives, heirs, successors, and assigns of Debtor.

         9.4 Waiver. No delay of Secured Party in exercising any power or right shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. No waiver by Secured Party of any right hereunder of any default by Debtor shall be binding upon Secured Party unless in writing, and no failure by Secured Party to exercise any power or right hereunder or waiver of any default by Debtor shall operate as a waiver of any other or further exercise of such right or power of any further default.

         9.5 Agreement Continuing. This Agreement shall constitute a continuing agreement, applying to all future as well as existing transactions, whether or not of the character contemplated at the date of this Agreement, and if all transactions between Secured Party and Debtor shall be closed at any time, shall be equally applicable to any new transactions thereafter. Provisions of this Agreement, unless by their terms exclusive, shall be in addition to those contained in any Other Agreement.

         9.6 Definitions. Unless the context indicated otherwise, definitions in the Texas Business and Commerce Code ("Texas UCC") apply to words and phrases in this Agreement; if Texas UCC definitions conflict, Chapter 9 definitions apply.

         9.7 Miscellaneous. In this Agreement, whenever the context so requires, the neuter gender includes the masculine and feminine, and the singular number includes the plural and vice versa. The headings of paragraphs herein are inserted only for convenience and shall in no way define, describe or limit the scope of intent of any provisions of this Agreement. No change, amendment, modification, cancellation, or discharge of any provision of this Agreement shall be valid unless consented to in writing by Secured Party.

         9.8 Assignment of Secured Party's Interest. Secured Party shall have the right to assign all or any portion of its rights in this Agreement without approval or consent. Debtor may not assign this Agreement or any of its rights or obligations hereunder without the express prior written consent of Secured Party in each instance.

     9.9 Applicable Laws. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

     9.10 ENTIRE AGREEMENT. THIS AGREEMENT AND THE PURCHASE AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                            [Signature page follows]

                                SIGNATURE PAGE TO

                                 ASSIGNMENT AND

                               SECURITY AGREEMENT

         EXECUTED this 1st day of September, 1999.

DEBTOR:

                                          /s/ David Bates

                                          Printed Name:  David Bates

                                          /s/ Jane A. Bates

                                          Printed Name:  Jane A. Bates


SECURED PARTY:                            Prime Medical Operating, Inc.

                                          By: /s/ Cheryl Williams

                                          Name: Cheryl Williams

                                          Title: Vice President


                                          Prime/BDR Acquisition, L.L.C.

                                          By: /s/ Cheryl Williams

                                          Name: Cheryl Williams

                                          Title: Vice President

                        ASSIGNMENT AND SECURITY AGREEMENT

     THIS ASSIGNMENT AND SECURITY AGREEMENT (this "Agreement") is made and entered into as of the 1st day of September, 1999, by and between Prime Medical Operating, Inc., a Delaware corporation ("PMOI"), Prime/BDR Acquisition, L.L.C., a Delaware limited liability company ("Prime") (PMOI and Prime are referred to herein, jointly and severally, as "Secured Party") and John Robert Griffin, M.D., Family Revocable Trust dated February 8, 1991 (the "Debtor").

                                    RECITALS:

         A. Debtor and Secured Party have executed and delivered that certain Stock Purchase Agreement dated as of September 1, 1999 (the "Purchase Agreement"), pursuant to which Secured Party purchased from Debtor certain shares of the $0.01 par value common stock of Horizon Vision Center, Inc, a Nevada corporation ("Horizon").

         B. Secured Party has requested that Debtor pledge the Collateral (as defined below) to secure certain obligations and liabilities that Debtor may now or hereafter have to Secured Party, including, without limitation, any indemnity obligations arising under the Purchase Agreement.

     C. Debtor desires to enter into this Agreement as a material inducement to Secured Party's purchase of Debtor's shares of Horizon under the Purchase Agreement.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which Debtor acknowledges, Debtor and Secured Party agree as follows:

                                    ARTICLE I

                       COLLATERAL AND SECURED OBLIGATIONS

         1.1 Grant of Security Interest. Debtor hereby assigns, transfers, and pledges to Secured Party, and Debtor hereby grants to Secured Party a security interest in, the following described collateral (collectively, the "Collateral"):

                  (a) Shares of Horizon. From and after the date of this Agreement, (i) all shares of the common stock of Horizon owned or acquired in any manner by Debtor or Secured Party, (collectively, the "Shares"), (ii) any replacements, substitutions, or exchanges of the certificates representing the Shares, and (iii) any and all options, rescission rights, registration rights, conversion rights, subscription rights, contractual or quasi-contractual rights, warrants, redemption rights, redemption proceeds, calls, preemptive rights and all other rights and benefits pertaining to the Shares;

                  (b) Accounts. All accounts and rights now or hereafter attributable to any of the Collateral described in (a) above, and all rights of Debtor now or hereafter arising under any agreement pertaining to the Collateral described in (a) above, including without limitation all distributions, proceeds, fees, dividends, preferences, payments or other benefits of whatever nature which Debtor is now or may hereafter become entitled to receive with respect to any Collateral described in (a) above;

                  (c) Additional Property. "Collateral" shall also include the following property (collectively, the "Additional Property") which Debtor becomes entitled to receive or shall receive in connection with any of the Collateral described in this Section 1.1: (i) any stock certificate, including without limitation, any certificate representing a stock dividend or any certificate in connection with any recapitalization, reclassification, merger, consolidation, conversion, sale of assets, combination of shares, stock split, reverse stock split or spin-off; (ii) any option, warrant, subscription or right, whether as an addition to or in substitution of any of the Collateral described in this Section 1.1; (iii) any dividends or distributions of any kind whatsoever, whether distributable in cash, stock or other property; (iv) any interest, premium or principal payments; and (v) any conversion or redemption proceeds; and

                  (d) Proceeds. All proceeds (cash and non-cash) arising out of the sale, exchange, collection or other disposition of all or any portion of the Collateral described in (a), (b), or (c) above, including without limitation proceeds in the form of stock, accounts, chattel paper, instruments, documents, goods, inventory and equipment.

The security interest in the Collateral hereby granted by Debtor to Secured Party may sometimes be referred to in this Agreement as the "Security Interest".

         1.2 Obligations. This Agreement and the Security Interest shall secure full and punctual payment and performance of the following indebtedness, duties and obligations (collectively, the "Obligations"):

                  (a) All liabilities and obligations of Debtor to Secured Party (including, without limitation, any principal, interest, fees and other amounts, and any indemnity obligations) under and pursuant to the Purchase Agreement, this Agreement and/or any other contract or agreement between Secured Party and Debtor or any affiliate of Debtor (collectively, "Other Agreements"; and

                  (b) (i) all indebtedness, obligations and liabilities of Debtor and/or any affiliate of Debtor to Secured Party of any kind or character, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, arising from, connected with, or related to the Purchase Agreement or any Other Agreement, or any other document, agreement, or instrument executed in connection either of them, (ii) all accrued but unpaid interest on any of the indebtedness described in (i) above, (iii) all obligations of Debtor and/or any affiliate of Debtor to Secured Party under any documents or agreements evidencing, securing, governing and/or pertaining to all or any part of the indebtedness described in (i) and (ii) above, (iv) all costs and expenses incurred by Secured Party in connection with the collection and administration of all or any part of the indebtedness and obligations described in (i), (ii) and (iii) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including without limitation all attorneys' fees, and (v) all renewals, extensions, modifications and rearrangements of the indebtedness and obligations described in (i), (ii), (iii) and (iv) above.

                  (c) All sums now or hereafter loaned or advanced by Secured Party to Debtor, or expended by Secured Party for the account of Debtor or otherwise owing by Debtor to Secured Party, in respect of the Obligations, and all other sums expended or advanced by Secured Party pursuant to any term or provision of this Agreement or any Other Agreement (i) to collect and/or enforce the Obligations or (ii) to maintain, protect and preserve the Collateral.

                                   ARTICLE II

       DEBTOR'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO COLLATERAL

       Debtor hereby represents and warrants to Secured Party as follows:

         2.1 Ownership of Collateral. Debtor has good and marketable title to the Collateral free and clear of any liens, security interests, shareholders agreement, calls, charge, or encumbrance, except for this Security Interest. No financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except as may have been filed in favor of Secured Party relating to this Agreement.

         2.2 Power & Authority. Debtor has the lawful right, power, and authority to grant the Security Interest in the Collateral. This Agreement, together with all filings and other actions necessary or desirable to perfect and protect such security interest, which have been duly taken, create a valid and perfected first priority security interest in the Collateral securing the payment and performance of the Obligations.

         2.3 No Agreements. The Shares are not subject to any right of redemption, or any call or put options, voting trust, proxy, shareholders agreement, right of first refusal, or any other document or agreement which would in any way impair or adversely affect this Security Interest or the rights of Secured Party under this Agreement.

         2.4 Securities. Any certificates evidencing securities pledged as Collateral are valid and genuine and have not been altered. All securities pledged as Collateral have been duly authorized and validly issued, are fully paid and non-assessable, and were not issued in violation of the preemptive rights of any party or of any agreement by which Debtor or the issuer thereof is bound. No restrictions or conditions exist with respect to the transfer or voting of any securities pledged as Collateral.

                                   ARTICLE III

                  DEBTOR'S OTHER REPRESENTATIONS AND WARRANTIES

         3.1 Solvency of Debtor.  As of the date hereof,  (i) Debtor is solvent;
(ii) the fair saleable value of Debtor's assets exceeds Debtor's liabilities (both fixed and contingent); (iii) Debtor has sufficient capital to satisfy all of Debtor's obligations as they become due; (iv) no receiver, trustee, or custodian has been appointed for, or taken possession of, all or substantially all of the assets of Debtor, either in a proceeding brought by Debtor or in a proceeding brought against Debtor; (v) Debtor is not the subject of a petition for relief under the United States Bankruptcy Code or any similar federal or state insolvency law, including without limitation a petition filed by Debtor or a petition filed by a third party seeking relief against Debtor; and (vi) Debtor has no intention of filing a petition for relief under the United States Bankruptcy Code or any similar federal or state insolvency law, or of seeking any other form of creditor relief, within the two-year period immediately following the date of this Agreement.

         3.2 Authority and Compliance. Debtor has full power and authority to enter into this Agreement. Debtor has full power and authority to enter into and perform its obligations under the Purchase Agreement and each Other Agreement. No further consent or approval is required as a condition to the validity of this Agreement, the Purchase Agreement or any Other Agreement. Debtor is in compliance with all applicable laws, ordinances, statutes, orders, regulations, judgments, writs, or decrees of any governmental entity to which it is subject.

         3.3 Binding Agreement. This Agreement, the Purchase Agreement and each Other Agreement constitute valid and legally binding obligations of Debtor, in accordance with their terms, subject to (a) the applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting creditors' rights generally and (b) restrictions imposed by any court of competent jurisdiction on the enforcement of non-competition and exclusive use restrictive covenants imposed under the Purchase Agreement or any Other Agreement.

         3.4 Litigation. There are no proceedings pending or, to the knowledge of Debtor, threatened before any court or administrative agency which will or may have a material adverse effect on the financial condition of Debtor or upon Debtor's ability to perform its obligations under this Agreement, the Purchase Agreement or any Other Agreement.

         3.5 No Conflicting Agreements. There are no provisions of any existing agreement, mortgage, indenture or contract binding on Debtor or affecting its property, which would conflict with or in any way prevent the execution, delivery, or carrying out of the terms of this Agreement, the Purchase Agreement or any Other Agreement.

         3.6 Ownership of Assets. Debtor has good and full title to the Collateral, and the Collateral is owned free and clear of liens, charges, claims, security interests, and other encumbrances.

     3.7 Taxes. Debtor has filed all tax returns required to be filed by Debtor.

                                   ARTICLE IV

                  DEBTOR'S COVENANTS WITH RESPECT TO COLLATERAL

         Debtor covenants and agrees that from the date hereof and until the payment and performance in full of the Obligations unless Secured Party otherwise consents in writing:

         4.1 Delivery of Instruments and/or Certificates. Contemporaneously herewith, Debtor covenants and agrees to deliver to Secured Party any certificates, documents, or instruments representing or evidencing the Collateral, with Debtor's endorsement thereon and/or accompanied by property instruments of transfer and assignment duly executed in blank with, if requested by Secured Party, signatures guaranteed by a member or member organization in good standing of an authorized Securities Transfer Agents Medallion Program, all in form and substance satisfactory to Secured Party.

         4.2 Further Assurances. Debtor will contemporaneously with the execution hereof and from time to time thereafter at its expense promptly execute and deliver all further instruments and documents and take all further action necessary or appropriate or that Secured Party may request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest, (ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (iii) to otherwise effect the purposes of this Agreement, including without limitation: (A) executing and filing any financing or continuation statements, or any amendments thereto; (B) obtaining written confirmation from the issuer of any securities pledged as Collateral of the pledge of such securities, in form and substance satisfactory to Secured Party;
(C) cooperating with Secured Party in registering the pledge of any securities pledged as Collateral with the issuer of such securities; (D) delivering notice of Secured Party's security interest in any securities pledged as Collateral to any securities or financial intermediary, clearing corporation or other party required by Secured Party, in form and substance satisfactory to Secured Party; and (E) obtaining written confirmation of the pledge of any securities constituting Collateral from any securities or financial intermediary, clearing corporation or other party required by Secured Party, in form and substance satisfactory to Secured Party.

         4.3 Additional Property. All Additional Property, as defined in Section 1.1(c) above, received by Debtor shall be received in trust for the benefit of Secured Party. All Additional Property and all certificates or other written instruments or documents evidencing and/or representing the Additional Property that is received by Debtor, together with such instruments of transfer as Secured Party may request, shall immediately be delivered to or deposited with Secured Party and held by Secured Party as Collateral under the terms of this Agreement. If the Additional Property received by Debtor and delivered to Secured Party pursuant to this Section shall be shares of stock or other securities, such shares of stock or other securities shall be duly endorsed in blank or accompanied by proper instruments of transfer and assignment duly executed in blank with, if requested by Secured Party, signatures guaranteed by a member or member organization in good standing of an authorized Securities Transfer Agents Medallion Program, all in form and substance satisfactory to Secured Party. Secured Party shall be deemed to have possession of any Collateral in transit to Secured Party or its agent.

         4.4 Sale, Transfer, Encumbrance. Debtor will not sell, transfer, mortgage, or otherwise encumber any Collateral or impair the value thereof in any manner without Secured Party's prior written consent, including without limitation by purchase, lease, barter, trade, payment deferral, or the creation, assumption or guarantee of indebtedness or other lending of credit. Secured Party's written consent to any sale, mortgage, transfer, or encumbrance shall not be construed to be a waiver of this provision in respect to any subsequent proposed sale, mortgage, transfer, or encumbrance.

         4.5 Liens. Neither Debtor nor any person acting on Debtor's behalf has, or shall have any right, power, or authority to and shall not create, incur, or permit to be placed or imposed, upon the Collateral, any lien of any type or nature whatsoever, other than the liens in favor of Secured Party.

         4.6 Matters or Occurrences Affecting Collateral or this Agreement. Debtor will promptly notify Secured Party of any and all matters or occurrences that may have a material adverse effect on the status or value of the Collateral or this Agreement, including without limitation the occurrence of an Event of Default, or an event which, with giving of notice or lapse of time, or both, would constitute an Event of Default.

     4.7 Agreements Pertaining to Collateral. Debtor will not enter into any type of contract or agreement pertaining to any of the Collateral or in any way transfer any voting rights pertaining to the Collateral to any person or entity.

         4.8 Dilution of Ownership. As to any securities pledged as Collateral, Debtor will not consent to or approve of the issuance of (i) any additional shares of any class of securities of such issuer, (ii) any instrument convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such securities, or (iii) any warrants, options, contracts or other commitments entitling any third party to purchase or otherwise acquire any such securities. Notwithstanding the foregoing or any other provision of this Agreement to the contrary, Debtor (i) shall comply with his obligations under the Purchase Agreement and each Other Document, and (ii) may consent to any issuance of shares of Horizon if such issuance has been approved by a majority of the Board of Directors of Horizon.

         4.9 Restrictions on Securities. Debtor will not enter into any agreement creating, or otherwise permit to exist, any restriction or condition upon the transfer, voting or control of any securities pledged as Collateral, except as consented to in writing by Secured Party. As to any securities pledged as collateral, Debtor will not consent to or approve of any stock split, reverse stock split, stock dividend, reclassification, or other similar act or transaction regarding the Shares unless consented to in writing by Secured Party.

                                    ARTICLE V

                         DEBTOR'S AFFIRMATIVE COVENANTS

         Until payment and performance of all Obligations, Debtor covenants and agrees that it shall promptly advise Secured Party in writing of any litigation filed against Debtor and of any condition, event or act which comes to its attention that would or might have a material adverse effect on Debtor's financial condition or on Debtor's ability to perform the Obligations.

                                   ARTICLE VI

                               NEGATIVE COVENANTS

         Until payment and performance of all Obligations, Debtor covenants and agrees that Debtor will not, without the prior written consent of Secured Party:

     6.1 Liens. Grant, suffer, or permit liens on, or security interests in, the Collateral.

         6.2 Violate Other Covenants. Violate or fail to comply with any covenants or agreements regarding other debt which will or would with the passage of time or upon demand cause the maturity of any other debt to be accelerated.

                                   ARTICLE VII

                              DEFAULT AND REMEDIES

     7.1 Events of Default. An Event of Default (herein so called) shall exist if any one or more of the following events shall occur:

                  (a) The failure of Debtor to pay any amount required to be paid under the Purchase Agreement (including, without limitation, the indemnity provisions contained therein), or any other amount which Debtor may now or hereafter owe to Secured Party under any Other Agreement or otherwise, within
(15) calendar days after such amount is due;

     (b) The failure of Debtor to pay any Obligation within (15) calendar days after such amount is due; and

                  (c) Debtor's breach of a covenant in this Agreement or any other failure to perform its obligations under this Agreement or any Other Agreement.

     7.2 Secured Party's Remedies. Upon the occurrence of an Event of Default:

                  (a) Secured Party may declare the Obligations in whole or part immediately due and may enforce payment and performance of the same and exercise any rights under the Texas UCC, rights and remedies of Secured Party under this Agreement, or otherwise.

                  (b) Secured Party may, at Secured Party's option and at the expense of Debtor, either in Secured Party's own right or in the name of Debtor and in the same manner and to the same extent that Debtor might reasonably so act if this Agreement had not been made: (i) do all things requisite, convenient, or necessary to enforce the performance and observance of all rights, remedies and privileges of Debtor arising from the Collateral, or any part thereof, including without limitation compromising, waiving, excusing, or in any manner releasing or discharging any obligation of any party to or arising from the Collateral; (ii) take possession of the books, papers, chattel paper, documents of title, and accounts of Debtor, wherever located, relating to the Collateral; (iii) sue or otherwise collect and receive money attributable to the Collateral; and (iv) exercise any other lawfully available powers or remedies, and do all other things which Secured Party deems requisite, convenient or necessary or which the Secured Party deems proper to protect the Security Interest.

                  (b) Secured Party may foreclose this Agreement in the manner now or hereafter provided or permitted by law and may upon such reasonable notification prior thereto as may be required by applicable law (Debtor hereby agreeing that ten days' notice is commercially reasonable), sell, assign, transfer, or otherwise dispose of the Collateral at public or private sale, in whole or in part, and Secured Party may, in its own name or as Debtor's attorney-in-fact effectively assign and transfer the Collateral, or any part thereof, absolutely, and execute and deliver all necessary assignments, conveyances, bills of sale, and other instruments with power to substitute one or more persons or corporations with like power. Any such foreclosure sale, assignment, transfer, or other disposition shall, to the extent permitted by law, be a perpetual bar, both at law and in equity, against Debtor and all persons and corporations lawfully claiming by or through or under Debtor. Any such foreclosure sale may be adjourned from time to time. Upon any sale, Secured Party may bid for and purchase the Collateral, or any part thereof, and upon compliance with the terms of sale may hold, retain, possess and dispose of the Collateral, in its absolute right without further accountability. Secured Party shall have the right to be credited on the amount of its bid a corresponding amount of the Obligations as of the date of such sale.

                  (c) If, in the opinion of Secured Party, there is any question that a public sale or distribution of any Collateral will violate any state or federal securities law, Secured Party (i) may offer and sell securities privately to purchasers who will agree to take them for investment purposes and not with a view to distribution and who will agree to imposition of restrictive legends on the certificates representing the security, or (ii) may sell such securities in an intrastate offering under Section 3(a)(11) of the Securities Act of 1933, and no sale so made in good faith by Secured Party shall be deemed to be not "commercially reasonable" because so made.

                  (d)  Not  in  limitation  of  any  other   provision  of  this
Agreement, Secured Party shall have all rights and remedies of a secured party under the Texas UCC.

         7.3 Application of Proceeds. Secured Party may apply the proceeds of any foreclosure sale hereunder or from any other permitted disposition of the Collateral or any part thereof as follows: (a) first, to the payment of all reasonable costs and expenses of any foreclosure and collection hereunder and all proceedings in connection therewith, including reasonable attorneys' fees;
(b) then, to the reimbursement of Secured Party for all disbursements made by Secured Party for taxes, assessments or liens superior to the Security Interest and which Secured Party shall deem expedient to pay; (c) then, to the reimbursement of Secured Party of any other disbursements made by Secured Party in accordance with the terms hereof or under the Purchase Agreement or any Other Agreement; (d) then, to or among the amounts of fees, interest and principal then owing and unpaid in respect of the Obligations, in such priority as Secured Party may determine in its discretion; and (e) the remainder of such proceeds, if any, shall be paid to Debtor. If such proceeds shall be insufficient to discharge the entire Obligations, Secured Party shall have any other available legal recourse against Debtor under, or for the performance of, the Purchase Agreement and any Other Agreement between Debtor and Secured Party, for the deficiency, together with interest thereon at the maximum rate permitted under applicable law.

         7.4 Enforcement of Obligations. Nothing in this Agreement or in any other document or agreement shall affect or impair the unconditional and absolute right of Secured Party to enforce the Obligations as and when the same shall become due in accordance with the terms of the Purchase Agreement or Other Agreement.

                                  ARTICLE VIII

                             RIGHTS OF SECURED PARTY

         8.1 Subrogation. Upon the occurrence of an Event of Default, Secured Party, at its election, may subrogate to all of the interest, rights and remedies of the Debtor, in respect to any of the Collateral or agreements pertaining thereto.

         8.2 Secured Party Appointed Attorney-in-Fact. Debtor hereby appoints Secured Party as attorney-in-fact of Debtor, with full authority in the place and stead of Debtor and in the name of Debtor, Secured Party or otherwise, from time to time on Secured Party's discretion and upon the occurrence of an Event of Default, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation: (a) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) of this Section 8.2; (c) to file any claims or take any action or institute any proceeding which Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party against any of the Collateral; and (d) to assign and transfer the Collateral, or any part thereof, absolutely and to execute and deliver endorsements, assignments, conveyances, bills of sale and other instruments with power to substitute one or more persons or corporation with like power.

         8.3 Performance by Secured Party. If Debtor fails to perform any agreement contained herein, Secured Party may itself perform, or cause the performance of, such agreement, and the reasonable expenses of Secured Party incurred in connection therewith shall be payable by Debtor under Section 8.8. In no event, however, shall Secured Party have any obligation or duties whatsoever to perform any covenant or agreement of Debtor contained herein, and any such performance by Secured Party shall be wholly discretionary with Secured Party.

         8.4 Duties of Secured Party. The powers conferred upon Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for money actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Without limiting the generality of the foregoing, Secured Party shall not have any obligation, duty or responsibility to do any of the following: (a) ascertain any maturities, calls, conversions, exchanges, offers, tenders or similar matters relating to the Collateral or informing Debtor with respect to any such matters; (b) fix, preserve or exercise any right, privilege or option (whether conversion, redemption or otherwise) with respect to the Collateral; (c) collect any amounts payable in respect of the Collateral; (d) sell all or any portion of the Collateral, for any reason; or (e) hold the Collateral for or on behalf of any party other than Debtor.

         8.5 No Liability of Secured Party. Neither the acceptance of this Agreement by Secured Party, nor the exercise of any rights hereunder by Secured Party, shall be construed in any way as an assumption by Secured Party of any obligations, responsibilities, or duties of Debtor arising in connection with the Collateral assigned hereunder or otherwise bind Secured Party to the performance of any obligations respecting the Collateral, it being expressly understood that Secured Party shall not be obligated to perform, observe, or discharge any obligation, responsibility, duty, or liability of Debtor in respect of any of the Collateral, including without limitation appearing in or defending any action, expending any money or incurring any expense in connection therewith. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, DEBTOR SHALL AND DOES AGREE TO INDEMNIFY, PROTECT, DEFEND AND HOLD HARMLESS SECURED PARTY, ITS OFFICERS, DIRECTORS, REPRESENTATIVES, AGENTS, EMPLOYEES, LENDERS, SUCCESSORS AND ASSIGNS, FROM AND AGAINST ALL LIABILITIES, CLAIMS, DAMAGES, LOSSES, FINES, PENALTIES, CAUSES OF ACTIONS, SUITS, JUDGMENTS AND EXPENSES (INCLUDING COURT
COSTS, ATTORNEY'S FEES AND COST OF INVESTIGATION) OF ANY NATURE, KIND OR DESCRIPTION OF ANY PERSON OR ENTITY, DIRECTLY OR INDIRECTLY, ARISING OUT OF, CAUSED BY OR RESULTING FROM (IN WHOLE OR IN PART), ANY UNINTENTIONAL ACT OR OMISSION (OR INTENTIONAL ACT OR OMISSION SO LONG AS SUCH ACT OR OMISSION DOES NOT CONSTITUTE NEGLIGENCE) OF SECURED PARTY (OR ANYONE ACTING ON BEHALF OF SECURED PARTY) IN CONNECTION WITH THE COLLATERAL. THE FOREGOING INDEMNITY SHALL SURVIVE THE EXPIRATION OR EARLIER TERMINATION OF THIS AGREEMENT.

         8.6 Right of Secured Party to Defend Action Affecting Security. Secured Party may, at the expense of Debtor, appear in and defend any action or proceeding at law or in equity purporting to affect Secured Party's Security Interest under this Agreement.

         8.7 Right of Secured Party to Prevent or Remedy Default. If Debtor shall fail to perform any of the covenants, conditions and agreements required to be performed and observed by Debtor under the Purchase Agreement or Other Agreement, or in respect of the Collateral (subject to any applicable default cure period), Secured Party (a) may but shall not be obligated to take any action Secured Party deems necessary or desirable to prevent or remedy any such default by Debtor or otherwise to protect the Security Interest, and (b) shall have the absolute and immediate right to take possession of the Collateral or any part thereof (to the extent Secured Party has not previously taken possession) to such extent and as often as the Secured Party, in its sole discretion, deems necessary or desirable in order to prevent or to cure any such default by Debtor, or otherwise to protect the security of this Agreement. Secured Party may advance or expend such sums of money for the account of Debtor as Secured Party in its sole discretion deems necessary for any such purpose.

         8.8 Secured Party's Expenses. All reasonable advances, costs, expenses, charges and attorneys' fees which Secured Party may make, pay or incur under any provision of this Agreement for the protection of its security or for the enforcement of any of its rights hereunder, including, without limitation, in foreclosure proceedings commenced and subsequently abandoned or in any dispute or litigation in which Secured Party or the holder of any of the Obligations may become involved by reason of or arising out of the Purchase Agreement, any Other Agreement or the Collateral, shall be a part of the Obligations and shall be paid by Debtor to Secured Party, upon demand, and shall bear interest until paid at the maximum rate of interest permitted by applicable law, from the date incurred by Secured Party until repaid by Debtor.

         8.9. Convertible Collateral. Secured Party may present for conversion any Collateral which is convertible into any other instrument or investment security or a combination thereof with cash, but Secured Party shall not have any duty to present for conversion any Collateral unless it shall have received from Debtor detailed written instructions to that effect at a time reasonably far in advance of the final conversion date to make such conversion possible.

         8.10 Secured Party's Right of Set-Off. Upon the happening of any event entitling Secured Party to pursue any remedy provided herein, or if Secured Party shall be served with garnishment process in which Debtor shall be named as defendant, whether or not Debtor shall be in default hereunder at the time, Secured Party may, but shall not be required to, set-off any indebtedness owing by Secured Party to Debtor against any of the Obligations without first resorting to the security hereunder and without prejudice to any other rights or remedies of Secured Party or its Security Interest.

         8.11 Remedies. No right or remedy herein reserved to Secured Party is intended to be exclusive of any other right or remedy, but each and every such remedy shall be cumulative, not in lieu of, but in addition to any other rights or remedies given under this Agreement and all other security documents. Any and all of Secured Party's rights and remedies may be exercised from time to time and as often as such exercise as deemed necessary or desirable by Secured Party.

         8.12 Debtor's Waivers. Debtor waives notice of the creation, advance, increase, existence, extension, or renewal of, and of any indulgence with respect to, the Obligations; waives notice of intent to accelerate, notice of acceleration, notice of intent to demand, presentment, demand, notice of
dishonor,  and  protest;   waives  notice  of  the  amount  of  the  Obligations
outstanding at any time, notice of any change in financial condition of any person liable for the Obligations or any part thereof, notice of any Event of Default, and all other notices respecting the Obligations; and agrees that maturity of the Obligations and any part thereof may be accelerated, extended, or renewed one or more times by Secured Party in its discretion, without notice to Debtor.

         8.13 Other Parties and Other Collateral. No renewal or extension of or any other indulgence with respect to the Obligations or any part thereof, no release of any security, no release of any person (including any maker, endorser, guarantor, or surety) liable on the Obligations, no delay in enforcement of payment, and no delay or admission or lack of diligence or care in exercising any right or power with respect to the Obligations or any security therefor or guaranty thereof or under this Agreement shall in other manner impair or affect the rights of Secured Party under the law, under this Agreement, or under any other document or agreement pertaining to the other security for the Obligations, before foreclosing upon the Collateral for the purpose of paying the Obligations. Debtor waives any right to the benefit of or to require or control application of any other security or proceeds thereof, and Debtor agrees that Secured Party shall have no duty or obligation to Debtor to apply to the Obligations any such other security or proceeds thereof.

         8.14 Relationship Among Secured Party. Either or both of Secured Party are entitled to enforce any and all rights granted to Secured Party in this Agreement, and to take any other action allowed to be taken by Secured Party under this Agreement. Neither Secured Party is under any obligation to act jointly or in concert with the other Secured Party pursuant to this Agreement. Any action required to be taken by Debtor, or notice required to be given by Debtor, shall be taken or given with respect to both of Secured Party.

                                   ARTICLE IX

                                  MISCELLANEOUS

     9.1 Terms Commercially Reasonable. The terms of this Agreement shall be deemed commercially reasonable within the meaning of the Texas UCC.

         9.2 Notices. Any notices or demands required or permitted to be given hereunder shall be deemed sufficiently given if in writing and personally delivered or mailed (with all postage and charges prepaid), addressed to Secured Party or to Debtor their respective addresses set forth below, or at such other address as the above parties may from time to time designate by written notice to the other given in accordance with this Section 9.2. Any such notice, if personally delivered or transmitted by telex or telegram, shall be deemed to have been given on the date so delivered or transmitted or, if mailed, be deemed to have been given on the day after such notice is placed in the United States mail in accordance with this Section 9.2.

                  Secured Party:  1301 Capital of Texas Hwy., Suite C-300
                                  Austin, Travis County, Texas 78746
                                  Attn: President

                  with copy to:   Timothy L. LaFrey, Esq.
                                  Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                  1900 Frost Bank Plaza
                                  816 Congress Avenue
                                  Austin, Texas 78701

                  Debtor: John Robert Griffin, M.D., Trustee under the Family Revocable Trust dated February 8, 1991 4913 Puma Way
                                  Carmichael, California   95608

         9.3 Parties Bound. Secured Party's rights under this Agreement and the Security Interest shall inure to the benefits of its successors and assigns, and in the event of any assignment or transfer of any of the Obligations or the Collateral, Secured Party thereafter shall be fully discharged from any responsibility with respect to the Collateral so assigned or transferred, but Secured Party shall retain all rights and powers hereby given with respect to any of the Obligations or Collateral not so assigned or transferred. All representations, warranties, and agreements of Debtor if more than one are joint and several, and all shall be binding upon the personal representatives, heirs, successors, and assigns of Debtor.

         9.4 Waiver. No delay of Secured Party in exercising any power or right shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. No waiver by Secured Party of any right hereunder of any default by Debtor shall be binding upon Secured Party unless in writing, and no failure by Secured Party to exercise any power or right hereunder or waiver of any default by Debtor shall operate as a waiver of any other or further exercise of such right or power of any further default.

         9.5 Agreement Continuing. This Agreement shall constitute a continuing agreement, applying to all future as well as existing transactions, whether or not of the character contemplated at the date of this Agreement, and if all transactions between Secured Party and Debtor shall be closed at any time, shall be equally applicable to any new transactions thereafter. Provisions of this Agreement, unless by their terms exclusive, shall be in addition to those contained in any Other Agreement.

         9.6 Definitions. Unless the context indicated otherwise, definitions in the Texas Business and Commerce Code ("Texas UCC") apply to words and phrases in this Agreement; if Texas UCC definitions conflict, Chapter 9 definitions apply.

         9.7 Miscellaneous. In this Agreement, whenever the context so requires, the neuter gender includes the masculine and feminine, and the singular number includes the plural and vice versa. The headings of paragraphs herein are inserted only for convenience and shall in no way define, describe or limit the scope of intent of any provisions of this Agreement. No change, amendment, modification, cancellation, or discharge of any provision of this Agreement shall be valid unless consented to in writing by Secured Party.

         9.8 Assignment of Secured Party's Interest. Secured Party shall have the right to assign all or any portion of its rights in this Agreement without approval or consent. Debtor may not assign this Agreement or any of its rights or obligations hereunder without the express prior written consent of Secured Party in each instance.

     9.9 Applicable Laws. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

     9.10 ENTIRE AGREEMENT. THIS AGREEMENT AND THE PURCHASE AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                            [Signature page follows]

                                SIGNATURE PAGE TO

                                 ASSIGNMENT AND

                               SECURITY AGREEMENT

         EXECUTED this 1st day of September, 1999.


DEBTOR:                            /s/ John Robert Griffin, M.D., Trustee

                                   Printed Name: John Robert Griffin, M.D.,
                                   Trustee under the John Robert Griffin, M.D.
                                   Family Revocable Trust dated February 8, 1991


SECURED PARTY:                     Prime Medical Operating, Inc.

                                   By: /s/ Cheryl Williams

                                   Name: Cheryl Williams

                                   Title: Vice President


                                   Prime/BDR Acquisition, L.L.C.

                                   By: /s/ Cheryl Williams

                                   Name: Cheryl Williams

                                   Title: Vice President

                        ASSIGNMENT AND SECURITY AGREEMENT

     THIS ASSIGNMENT AND SECURITY AGREEMENT (this "Agreement") is made and entered into as of the 1st day of September, 1999, by and between Prime Medical Operating, Inc., a Delaware corporation ("PMOI"), Prime/BDR Acquisition, L.L.C., a Delaware limited liability company ("Prime") (PMOI and Prime are referred to herein, jointly and severally, as "Secured Party") and Christian K. Kim, M.D. (the "Debtor").
                                    RECITALS:

         A. Debtor and Secured Party have executed and delivered that certain Stock Purchase Agreement dated as of September 1, 1999 (the "Purchase Agreement"), pursuant to which Secured Party purchased from Debtor certain shares of the $0.01 par value common stock of Horizon Vision Center, Inc, a Nevada corporation ("Horizon").

         B. Secured Party has requested that Debtor pledge the Collateral (as defined below) to secure certain obligations and liabilities that Debtor may now or hereafter have to Secured Party, including, without limitation, any indemnity obligations arising under the Purchase Agreement.

     C. Debtor desires to enter into this Agreement as a material inducement to Secured Party's purchase of Debtor's shares of Horizon under the Purchase Agreement.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which Debtor acknowledges, Debtor and Secured Party agree as follows:

                                    ARTICLE I

                       COLLATERAL AND SECURED OBLIGATIONS

         1.1 Grant of Security Interest. Debtor hereby assigns, transfers, and pledges to Secured Party, and Debtor hereby grants to Secured Party a security interest in, the following described collateral (collectively, the "Collateral"):

                  (a) Shares of Horizon. From and after the date of this Agreement, (i) all shares of the common stock of Horizon owned or acquired in any manner by Debtor or Secured Party, (collectively, the "Shares"), (ii) any replacements, substitutions, or exchanges of the certificates representing the Shares, and (iii) any and all options, rescission rights, registration rights, conversion rights, subscription rights, contractual or quasi-contractual rights, warrants, redemption rights, redemption proceeds, calls, preemptive rights and all other rights and benefits pertaining to the Shares;

                  (b) Accounts. All accounts and rights now or hereafter attributable to any of the Collateral described in (a) above, and all rights of Debtor now or hereafter arising under any agreement pertaining to the Collateral described in (a) above, including without limitation all distributions, proceeds, fees, dividends, preferences, payments or other benefits of whatever nature which Debtor is now or may hereafter become entitled to receive with respect to any Collateral described in (a) above;

                  (c) Additional Property. "Collateral" shall also include the following property (collectively, the "Additional Property") which Debtor becomes entitled to receive or shall receive in connection with any of the Collateral described in this Section 1.1: (i) any stock certificate, including without limitation, any certificate representing a stock dividend or any certificate in connection with any recapitalization, reclassification, merger, consolidation, conversion, sale of assets, combination of shares, stock split, reverse stock split or spin-off; (ii) any option, warrant, subscription or right, whether as an addition to or in substitution of any of the Collateral described in this Section 1.1; (iii) any dividends or distributions of any kind whatsoever, whether distributable in cash, stock or other property; (iv) any interest, premium or principal payments; and (v) any conversion or redemption proceeds; and

                  (d) Proceeds. All proceeds (cash and non-cash) arising out of the sale, exchange, collection or other disposition of all or any portion of the Collateral described in (a), (b), or (c) above, including without limitation proceeds in the form of stock, accounts, chattel paper, instruments, documents, goods, inventory and equipment.

The security interest in the Collateral hereby granted by Debtor to Secured Party may sometimes be referred to in this Agreement as the "Security Interest".

         1.2 Obligations. This Agreement and the Security Interest shall secure full and punctual payment and performance of the following indebtedness, duties and obligations (collectively, the "Obligations"):

                  (a) All liabilities and obligations of Debtor to Secured Party (including, without limitation, any principal, interest, fees and other amounts, and any indemnity obligations) under and pursuant to the Purchase Agreement, this Agreement and/or any other contract or agreement between Secured Party and Debtor or any affiliate of Debtor (collectively, "Other Agreements"; and

                  (b) (i) all indebtedness, obligations and liabilities of Debtor and/or any affiliate of Debtor to Secured Party of any kind or character, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, arising from, connected with, or related to the Purchase Agreement or any Other Agreement, or any other document, agreement, or instrument executed in connection either of them, (ii) all accrued but unpaid interest on any of the indebtedness described in (i) above, (iii) all obligations of Debtor and/or any affiliate of Debtor to Secured Party under any documents or agreements evidencing, securing, governing and/or pertaining to all or any part of the indebtedness described in (i) and (ii) above, (iv) all costs and expenses incurred by Secured Party in connection with the collection and administration of all or any part of the indebtedness and obligations described in (i), (ii) and (iii) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including without limitation all attorneys' fees, and (v) all renewals, extensions, modifications and rearrangements of the indebtedness and obligations described in (i), (ii), (iii) and (iv) above.

                  (c) All sums now or hereafter loaned or advanced by Secured Party to Debtor, or expended by Secured Party for the account of Debtor or otherwise owing by Debtor to Secured Party, in respect of the Obligations, and all other sums expended or advanced by Secured Party pursuant to any term or provision of this Agreement or any Other Agreement (i) to collect and/or enforce the Obligations or (ii) to maintain, protect and preserve the Collateral.

                                   ARTICLE II

       DEBTOR'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO COLLATERAL

       Debtor hereby represents and warrants to Secured Party as follows:

         2.1 Ownership of Collateral. Debtor has good and marketable title to the Collateral free and clear of any liens, security interests, shareholders agreement, calls, charge, or encumbrance, except for this Security Interest. No financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except as may have been filed in favor of Secured Party relating to this Agreement.

         2.2 Power & Authority. Debtor has the lawful right, power, and authority to grant the Security Interest in the Collateral. This Agreement, together with all filings and other actions necessary or desirable to perfect and protect such security interest, which have been duly taken, create a valid and perfected first priority security interest in the Collateral securing the payment and performance of the Obligations.

         2.3 No Agreements. The Shares are not subject to any right of redemption, or any call or put options, voting trust, proxy, shareholders agreement, right of first refusal, or any other document or agreement which would in any way impair or adversely affect this Security Interest or the rights of Secured Party under this Agreement.

         2.4 Securities. Any certificates evidencing securities pledged as Collateral are valid and genuine and have not been altered. All securities pledged as Collateral have been duly authorized and validly issued, are fully paid and non-assessable, and were not issued in violation of the preemptive rights of any party or of any agreement by which Debtor or the issuer thereof is bound. No restrictions or conditions exist with respect to the transfer or voting of any securities pledged as Collateral.

                                   ARTICLE III

                  DEBTOR'S OTHER REPRESENTATIONS AND WARRANTIES

         3.1 Solvency of Debtor.  As of the date hereof,  (i) Debtor is solvent;
(ii) the fair saleable value of Debtor's assets exceeds Debtor's liabilities (both fixed and contingent); (iii) Debtor has sufficient capital to satisfy all of Debtor's obligations as they become due; (iv) no receiver, trustee, or custodian has been appointed for, or taken possession of, all or substantially all of the assets of Debtor, either in a proceeding brought by Debtor or in a proceeding brought against Debtor; (v) Debtor is not the subject of a petition for relief under the United States Bankruptcy Code or any similar federal or state insolvency law, including without limitation a petition filed by Debtor or a petition filed by a third party seeking relief against Debtor; and (vi) Debtor has no intention of filing a petition for relief under the United States Bankruptcy Code or any similar federal or state insolvency law, or of seeking any other form of creditor relief, within the two-year period immediately following the date of this Agreement.

         3.2 Authority and Compliance. Debtor has full power and authority to enter into this Agreement. Debtor has full power and authority to enter into and perform its obligations under the Purchase Agreement and each Other Agreement. No further consent or approval is required as a condition to the validity of this Agreement, the Purchase Agreement or any Other Agreement. Debtor is in compliance with all applicable laws, ordinances, statutes, orders, regulations, judgments, writs, or decrees of any governmental entity to which it is subject.

         3.3 Binding Agreement. This Agreement, the Purchase Agreement and each Other Agreement constitute valid and legally binding obligations of Debtor, in accordance with their terms, subject to (a) the applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting creditors' rights generally and (b) restrictions imposed by any court of competent jurisdiction on the enforcement of non-competition and exclusive use restrictive covenants imposed under the Purchase Agreement or any Other Agreement.

         3.4 Litigation. There are no proceedings pending or, to the knowledge of Debtor, threatened before any court or administrative agency which will or may have a material adverse effect on the financial condition of Debtor or upon Debtor's ability to perform its obligations under this Agreement, the Purchase Agreement or any Other Agreement.

         3.5 No Conflicting Agreements. There are no provisions of any existing agreement, mortgage, indenture or contract binding on Debtor or affecting its property, which would conflict with or in any way prevent the execution, delivery, or carrying out of the terms of this Agreement, the Purchase Agreement or any Other Agreement.

         3.6 Ownership of Assets. Debtor has good and full title to the Collateral, and the Collateral is owned free and clear of liens, charges, claims, security interests, and other encumbrances.

     3.7 Taxes. Debtor has filed all tax returns required to be filed by Debtor.

                                   ARTICLE IV

                  DEBTOR'S COVENANTS WITH RESPECT TO COLLATERAL

         Debtor covenants and agrees that from the date hereof and until the payment and performance in full of the Obligations unless Secured Party otherwise consents in writing:

         4.1 Delivery of Instruments and/or Certificates. Contemporaneously herewith, Debtor covenants and agrees to deliver to Secured Party any certificates, documents, or instruments representing or evidencing the Collateral, with Debtor's endorsement thereon and/or accompanied by property instruments of transfer and assignment duly executed in blank with, if requested by Secured Party, signatures guaranteed by a member or member organization in good standing of an authorized Securities Transfer Agents Medallion Program, all in form and substance satisfactory to Secured Party.

         4.2 Further Assurances. Debtor will contemporaneously with the execution hereof and from time to time thereafter at its expense promptly execute and deliver all further instruments and documents and take all further action necessary or appropriate or that Secured Party may request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest, (ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (iii) to otherwise effect the purposes of this Agreement, including without limitation: (A) executing and filing any financing or continuation statements, or any amendments thereto; (B) obtaining written confirmation from the issuer of any securities pledged as Collateral of the pledge of such securities, in form and substance satisfactory to Secured Party;
(C) cooperating with Secured Party in registering the pledge of any securities pledged as Collateral with the issuer of such securities; (D) delivering notice of Secured Party's security interest in any securities pledged as Collateral to any securities or financial intermediary, clearing corporation or other party required by Secured Party, in form and substance satisfactory to Secured Party; and (E) obtaining written confirmation of the pledge of any securities constituting Collateral from any securities or financial intermediary, clearing corporation or other party required by Secured Party, in form and substance satisfactory to Secured Party.

         4.3 Additional Property. All Additional Property, as defined in Section 1.1(c) above, received by Debtor shall be received in trust for the benefit of Secured Party. All Additional Property and all certificates or other written instruments or documents evidencing and/or representing the Additional Property that is received by Debtor, together with such instruments of transfer as Secured Party may request, shall immediately be delivered to or deposited with Secured Party and held by Secured Party as Collateral under the terms of this Agreement. If the Additional Property received by Debtor and delivered to Secured Party pursuant to this Section shall be shares of stock or other securities, such shares of stock or other securities shall be duly endorsed in blank or accompanied by proper instruments of transfer and assignment duly executed in blank with, if requested by Secured Party, signatures guaranteed by a member or member organization in good standing of an authorized Securities Transfer Agents Medallion Program, all in form and substance satisfactory to Secured Party. Secured Party shall be deemed to have possession of any Collateral in transit to Secured Party or its agent.

         4.4 Sale, Transfer, Encumbrance. Debtor will not sell, transfer, mortgage, or otherwise encumber any Collateral or impair the value thereof in any manner without Secured Party's prior written consent, including without limitation by purchase, lease, barter, trade, payment deferral, or the creation, assumption or guarantee of indebtedness or other lending of credit. Secured Party's written consent to any sale, mortgage, transfer, or encumbrance shall not be construed to be a waiver of this provision in respect to any subsequent proposed sale, mortgage, transfer, or encumbrance.

         4.5 Liens. Neither Debtor nor any person acting on Debtor's behalf has, or shall have any right, power, or authority to and shall not create, incur, or permit to be placed or imposed, upon the Collateral, any lien of any type or nature whatsoever, other than the liens in favor of Secured Party.

         4.6 Matters or Occurrences Affecting Collateral or this Agreement. Debtor will promptly notify Secured Party of any and all matters or occurrences that may have a material adverse effect on the status or value of the Collateral or this Agreement, including without limitation the occurrence of an Event of Default, or an event which, with giving of notice or lapse of time, or both, would constitute an Event of Default.

     4.7 Agreements Pertaining to Collateral. Debtor will not enter into any type of contract or agreement pertaining to any of the Collateral or in any way transfer any voting rights pertaining to the Collateral to any person or entity.

         4.8 Dilution of Ownership. As to any securities pledged as Collateral, Debtor will not consent to or approve of the issuance of (i) any additional shares of any class of securities of such issuer, (ii) any instrument convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such securities, or (iii) any warrants, options, contracts or other commitments entitling any third party to purchase or otherwise acquire any such securities. Notwithstanding the foregoing or any other provision of this Agreement to the contrary, Debtor (i) shall comply with his obligations under the Purchase Agreement and each Other Document, and (ii) may consent to any issuance of shares of Horizon if such issuance has been approved by a majority of the Board of Directors of Horizon.

         4.9 Restrictions on Securities. Debtor will not enter into any agreement creating, or otherwise permit to exist, any restriction or condition upon the transfer, voting or control of any securities pledged as Collateral, except as consented to in writing by Secured Party. As to any securities pledged as collateral, Debtor will not consent to or approve of any stock split, reverse stock split, stock dividend, reclassification, or other similar act or transaction regarding the Shares unless consented to in writing by Secured Party.

                                    ARTICLE V

                         DEBTOR'S AFFIRMATIVE COVENANTS

         Until payment and performance of all Obligations, Debtor covenants and agrees that it shall promptly advise Secured Party in writing of any litigation filed against Debtor and of any condition, event or act which comes to its attention that would or might have a material adverse effect on Debtor's financial condition or on Debtor's ability to perform the Obligations.

                                   ARTICLE VI

                               NEGATIVE COVENANTS

         Until payment and performance of all Obligations, Debtor covenants and agrees that Debtor will not, without the prior written consent of Secured Party:

     6.1 Liens. Grant, suffer, or permit liens on, or security interests in, the Collateral.

         6.2 Violate Other Covenants. Violate or fail to comply with any covenants or agreements regarding other debt which will or would with the passage of time or upon demand cause the maturity of any other debt to be accelerated.

                                   ARTICLE VII

                              DEFAULT AND REMEDIES

     7.1 Events of Default. An Event of Default (herein so called) shall exist if any one or more of the following events shall occur:

                  (a) The failure of Debtor to pay any amount required to be paid under the Purchase Agreement (including, without limitation, the indemnity provisions contained therein), or any other amount which Debtor may now or hereafter owe to Secured Party under any Other Agreement or otherwise, within
(15) calendar days after such amount is due;

     (b) The failure of Debtor to pay any Obligation within (15) calendar days after such amount is due; and

                  (c) Debtor's breach of a covenant in this Agreement or any other failure to perform its obligations under this Agreement or any Other Agreement.

     7.2 Secured Party's Remedies. Upon the occurrence of an Event of Default:

                  (a) Secured Party may declare the Obligations in whole or part immediately due and may enforce payment and performance of the same and exercise any rights under the Texas UCC, rights and remedies of Secured Party under this Agreement, or otherwise.

                  (b) Secured Party may, at Secured Party's option and at the expense of Debtor, either in Secured Party's own right or in the name of Debtor and in the same manner and to the same extent that Debtor might reasonably so act if this Agreement had not been made: (i) do all things requisite, convenient, or necessary to enforce the performance and observance of all rights, remedies and privileges of Debtor arising from the Collateral, or any part thereof, including without limitation compromising, waiving, excusing, or in any manner releasing or discharging any obligation of any party to or arising from the Collateral; (ii) take possession of the books, papers, chattel paper, documents of title, and accounts of Debtor, wherever located, relating to the Collateral; (iii) sue or otherwise collect and receive money attributable to the Collateral; and (iv) exercise any other lawfully available powers or remedies, and do all other things which Secured Party deems requisite, convenient or necessary or which the Secured Party deems proper to protect the Security Interest.

                  (b) Secured Party may foreclose this Agreement in the manner now or hereafter provided or permitted by law and may upon such reasonable notification prior thereto as may be required by applicable law (Debtor hereby agreeing that ten days' notice is commercially reasonable), sell, assign, transfer, or otherwise dispose of the Collateral at public or private sale, in whole or in part, and Secured Party may, in its own name or as Debtor's attorney-in-fact effectively assign and transfer the Collateral, or any part thereof, absolutely, and execute and deliver all necessary assignments, conveyances, bills of sale, and other instruments with power to substitute one or more persons or corporations with like power. Any such foreclosure sale, assignment, transfer, or other disposition shall, to the extent permitted by law, be a perpetual bar, both at law and in equity, against Debtor and all persons and corporations lawfully claiming by or through or under Debtor. Any such foreclosure sale may be adjourned from time to time. Upon any sale, Secured Party may bid for and purchase the Collateral, or any part thereof, and upon compliance with the terms of sale may hold, retain, possess and dispose of the Collateral, in its absolute right without further accountability. Secured Party shall have the right to be credited on the amount of its bid a corresponding amount of the Obligations as of the date of such sale.

                  (c) If, in the opinion of Secured Party, there is any question that a public sale or distribution of any Collateral will violate any state or federal securities law, Secured Party (i) may offer and sell securities privately to purchasers who will agree to take them for investment purposes and not with a view to distribution and who will agree to imposition of restrictive legends on the certificates representing the security, or (ii) may sell such securities in an intrastate offering under Section 3(a)(11) of the Securities Act of 1933, and no sale so made in good faith by Secured Party shall be deemed to be not "commercially reasonable" because so made.

                  (d)  Not  in  limitation  of  any  other   provision  of  this
Agreement, Secured Party shall have all rights and remedies of a secured party under the Texas UCC.

         7.3 Application of Proceeds. Secured Party may apply the proceeds of any foreclosure sale hereunder or from any other permitted disposition of the Collateral or any part thereof as follows: (a) first, to the payment of all reasonable costs and expenses of any foreclosure and collection hereunder and all proceedings in connection therewith, including reasonable attorneys' fees;
(b) then, to the reimbursement of Secured Party for all disbursements made by Secured Party for taxes, assessments or liens superior to the Security Interest and which Secured Party shall deem expedient to pay; (c) then, to the reimbursement of Secured Party of any other disbursements made by Secured Party in accordance with the terms hereof or under the Purchase Agreement or any Other Agreement; (d) then, to or among the amounts of fees, interest and principal then owing and unpaid in respect of the Obligations, in such priority as Secured Party may determine in its discretion; and (e) the remainder of such proceeds, if any, shall be paid to Debtor. If such proceeds shall be insufficient to discharge the entire Obligations, Secured Party shall have any other available legal recourse against Debtor under, or for the performance of, the Purchase Agreement and any Other Agreement between Debtor and Secured Party, for the deficiency, together with interest thereon at the maximum rate permitted under applicable law.

         7.4 Enforcement of Obligations. Nothing in this Agreement or in any other document or agreement shall affect or impair the unconditional and absolute right of Secured Party to enforce the Obligations as and when the same shall become due in accordance with the terms of the Purchase Agreement or Other Agreement.

                                  ARTICLE VIII

                             RIGHTS OF SECURED PARTY

         8.1 Subrogation. Upon the occurrence of an Event of Default, Secured Party, at its election, may subrogate to all of the interest, rights and remedies of the Debtor, in respect to any of the Collateral or agreements pertaining thereto.

         8.2 Secured Party Appointed Attorney-in-Fact. Debtor hereby appoints Secured Party as attorney-in-fact of Debtor, with full authority in the place and stead of Debtor and in the name of Debtor, Secured Party or otherwise, from time to time on Secured Party's discretion and upon the occurrence of an Event of Default, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation: (a) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) of this Section 8.2; (c) to file any claims or take any action or institute any proceeding which Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party against any of the Collateral; and (d) to assign and transfer the Collateral, or any part thereof, absolutely and to execute and deliver endorsements, assignments, conveyances, bills of sale and other instruments with power to substitute one or more persons or corporation with like power.

         8.3 Performance by Secured Party. If Debtor fails to perform any agreement contained herein, Secured Party may itself perform, or cause the performance of, such agreement, and the reasonable expenses of Secured Party incurred in connection therewith shall be payable by Debtor under Section 8.8. In no event, however, shall Secured Party have any obligation or duties whatsoever to perform any covenant or agreement of Debtor contained herein, and any such performance by Secured Party shall be wholly discretionary with Secured Party.

         8.4 Duties of Secured Party. The powers conferred upon Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for money actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Without limiting the generality of the foregoing, Secured Party shall not have any obligation, duty or responsibility to do any of the following: (a) ascertain any maturities, calls, conversions, exchanges, offers, tenders or similar matters relating to the Collateral or informing Debtor with respect to any such matters; (b) fix, preserve or exercise any right, privilege or option (whether conversion, redemption or otherwise) with respect to the Collateral; (c) collect any amounts payable in respect of the Collateral; (d) sell all or any portion of the Collateral, for any reason; or (e) hold the Collateral for or on behalf of any party other than Debtor.

         8.5 No Liability of Secured Party. Neither the acceptance of this Agreement by Secured Party, nor the exercise of any rights hereunder by Secured Party, shall be construed in any way as an assumption by Secured Party of any obligations, responsibilities, or duties of Debtor arising in connection with the Collateral assigned hereunder or otherwise bind Secured Party to the performance of any obligations respecting the Collateral, it being expressly understood that Secured Party shall not be obligated to perform, observe, or discharge any obligation, responsibility, duty, or liability of Debtor in respect of any of the Collateral, including without limitation appearing in or defending any action, expending any money or incurring any expense in connection therewith. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, DEBTOR SHALL AND DOES AGREE TO INDEMNIFY, PROTECT, DEFEND AND HOLD HARMLESS SECURED PARTY, ITS OFFICERS, DIRECTORS, REPRESENTATIVES, AGENTS, EMPLOYEES, LENDERS, SUCCESSORS AND ASSIGNS, FROM AND AGAINST ALL LIABILITIES, CLAIMS, DAMAGES, LOSSES, FINES, PENALTIES, CAUSES OF ACTIONS, SUITS, JUDGMENTS AND EXPENSES (INCLUDING COURT
COSTS, ATTORNEY'S FEES AND COST OF INVESTIGATION) OF ANY NATURE, KIND OR DESCRIPTION OF ANY PERSON OR ENTITY, DIRECTLY OR INDIRECTLY, ARISING OUT OF, CAUSED BY OR RESULTING FROM (IN WHOLE OR IN PART), ANY UNINTENTIONAL ACT OR OMISSION (OR INTENTIONAL ACT OR OMISSION SO LONG AS SUCH ACT OR OMISSION DOES NOT CONSTITUTE NEGLIGENCE) OF SECURED PARTY (OR ANYONE ACTING ON BEHALF OF SECURED PARTY) IN CONNECTION WITH THE COLLATERAL. THE FOREGOING INDEMNITY SHALL SURVIVE THE EXPIRATION OR EARLIER TERMINATION OF THIS AGREEMENT.

         8.6 Right of Secured Party to Defend Action Affecting Security. Secured Party may, at the expense of Debtor, appear in and defend any action or proceeding at law or in equity purporting to affect Secured Party's Security Interest under this Agreement.

         8.7 Right of Secured Party to Prevent or Remedy Default. If Debtor shall fail to perform any of the covenants, conditions and agreements required to be performed and observed by Debtor under the Purchase Agreement or Other Agreement, or in respect of the Collateral (subject to any applicable default cure period), Secured Party (a) may but shall not be obligated to take any action Secured Party deems necessary or desirable to prevent or remedy any such default by Debtor or otherwise to protect the Security Interest, and (b) shall have the absolute and immediate right to take possession of the Collateral or any part thereof (to the extent Secured Party has not previously taken possession) to such extent and as often as the Secured Party, in its sole discretion, deems necessary or desirable in order to prevent or to cure any such default by Debtor, or otherwise to protect the security of this Agreement. Secured Party may advance or expend such sums of money for the account of Debtor as Secured Party in its sole discretion deems necessary for any such purpose.

         8.8 Secured Party's Expenses. All reasonable advances, costs, expenses, charges and attorneys' fees which Secured Party may make, pay or incur under any provision of this Agreement for the protection of its security or for the enforcement of any of its rights hereunder, including, without limitation, in foreclosure proceedings commenced and subsequently abandoned or in any dispute or litigation in which Secured Party or the holder of any of the Obligations may become involved by reason of or arising out of the Purchase Agreement, any Other Agreement or the Collateral, shall be a part of the Obligations and shall be paid by Debtor to Secured Party, upon demand, and shall bear interest until paid at the maximum rate of interest permitted by applicable law, from the date incurred by Secured Party until repaid by Debtor.

         8.9. Convertible Collateral. Secured Party may present for conversion any Collateral which is convertible into any other instrument or investment security or a combination thereof with cash, but Secured Party shall not have any duty to present for conversion any Collateral unless it shall have received from Debtor detailed written instructions to that effect at a time reasonably far in advance of the final conversion date to make such conversion possible.

         8.10 Secured Party's Right of Set-Off. Upon the happening of any event entitling Secured Party to pursue any remedy provided herein, or if Secured Party shall be served with garnishment process in which Debtor shall be named as defendant, whether or not Debtor shall be in default hereunder at the time, Secured Party may, but shall not be required to, set-off any indebtedness owing by Secured Party to Debtor against any of the Obligations without first resorting to the security hereunder and without prejudice to any other rights or remedies of Secured Party or its Security Interest.

         8.11 Remedies. No right or remedy herein reserved to Secured Party is intended to be exclusive of any other right or remedy, but each and every such remedy shall be cumulative, not in lieu of, but in addition to any other rights or remedies given under this Agreement and all other security documents. Any and all of Secured Party's rights and remedies may be exercised from time to time and as often as such exercise as deemed necessary or desirable by Secured Party.

         8.12 Debtor's Waivers. Debtor waives notice of the creation, advance, increase, existence, extension, or renewal of, and of any indulgence with respect to, the Obligations; waives notice of intent to accelerate, notice of acceleration, notice of intent to demand, presentment, demand, notice of
dishonor,  and  protest;   waives  notice  of  the  amount  of  the  Obligations
outstanding at any time, notice of any change in financial condition of any person liable for the Obligations or any part thereof, notice of any Event of Default, and all other notices respecting the Obligations; and agrees that maturity of the Obligations and any part thereof may be accelerated, extended, or renewed one or more times by Secured Party in its discretion, without notice to Debtor.

         8.13 Other Parties and Other Collateral. No renewal or extension of or any other indulgence with respect to the Obligations or any part thereof, no release of any security, no release of any person (including any maker, endorser, guarantor, or surety) liable on the Obligations, no delay in enforcement of payment, and no delay or admission or lack of diligence or care in exercising any right or power with respect to the Obligations or any security therefor or guaranty thereof or under this Agreement shall in other manner impair or affect the rights of Secured Party under the law, under this Agreement, or under any other document or agreement pertaining to the other security for the Obligations, before foreclosing upon the Collateral for the purpose of paying the Obligations. Debtor waives any right to the benefit of or to require or control application of any other security or proceeds thereof, and Debtor agrees that Secured Party shall have no duty or obligation to Debtor to apply to the Obligations any such other security or proceeds thereof.

         8.14 Relationship Among Secured Party. Either or both of Secured Party are entitled to enforce any and all rights granted to Secured Party in this Agreement, and to take any other action allowed to be taken by Secured Party under this Agreement. Neither Secured Party is under any obligation to act jointly or in concert with the other Secured Party pursuant to this Agreement. Any action required to be taken by Debtor, or notice required to be given by Debtor, shall be taken or given with respect to both of Secured Party.

                                   ARTICLE IX

                                  MISCELLANEOUS

     9.1 Terms Commercially Reasonable. The terms of this Agreement shall be deemed commercially reasonable within the meaning of the Texas UCC.

         9.2 Notices. Any notices or demands required or permitted to be given hereunder shall be deemed sufficiently given if in writing and personally delivered or mailed (with all postage and charges prepaid), addressed to Secured Party or to Debtor their respective addresses set forth below, or at such other address as the above parties may from time to time designate by written notice to the other given in accordance with this Section 9.2. Any such notice, if personally delivered or transmitted by telex or telegram, shall be deemed to have been given on the date so delivered or transmitted or, if mailed, be deemed to have been given on the day after such notice is placed in the United States mail in accordance with this Section 9.2.

                  Secured Party:  1301 Capital of Texas Hwy., Suite C-300
                                  Austin, Travis County, Texas 78746
                                  Attn: President

                  with copy to:   Timothy L. LaFrey, Esq.
                                  Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                  1900 Frost Bank Plaza
                                  816 Congress Avenue
                                  Austin, Texas 78701

                  Debtor:         Christian K. Kim, M.D.
                                  40 Presidio Drive
                                  Novato, California   94949

         9.3 Parties Bound. Secured Party's rights under this Agreement and the Security Interest shall inure to the benefits of its successors and assigns, and in the event of any assignment or transfer of any of the Obligations or the Collateral, Secured Party thereafter shall be fully discharged from any responsibility with respect to the Collateral so assigned or transferred, but Secured Party shall retain all rights and powers hereby given with respect to any of the Obligations or Collateral not so assigned or transferred. All representations, warranties, and agreements of Debtor if more than one are joint and several, and all shall be binding upon the personal representatives, heirs, successors, and assigns of Debtor.

         9.4 Waiver. No delay of Secured Party in exercising any power or right shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. No waiver by Secured Party of any right hereunder of any default by Debtor shall be binding upon Secured Party unless in writing, and no failure by Secured Party to exercise any power or right hereunder or waiver of any default by Debtor shall operate as a waiver of any other or further exercise of such right or power of any further default.

         9.5 Agreement Continuing. This Agreement shall constitute a continuing agreement, applying to all future as well as existing transactions, whether or not of the character contemplated at the date of this Agreement, and if all transactions between Secured Party and Debtor shall be closed at any time, shall be equally applicable to any new transactions thereafter. Provisions of this Agreement, unless by their terms exclusive, shall be in addition to those contained in any Other Agreement.

         9.6 Definitions. Unless the context indicated otherwise, definitions in the Texas Business and Commerce Code ("Texas UCC") apply to words and phrases in this Agreement; if Texas UCC definitions conflict, Chapter 9 definitions apply.

         9.7 Miscellaneous. In this Agreement, whenever the context so requires, the neuter gender includes the masculine and feminine, and the singular number includes the plural and vice versa. The headings of paragraphs herein are inserted only for convenience and shall in no way define, describe or limit the scope of intent of any provisions of this Agreement. No change, amendment, modification, cancellation, or discharge of any provision of this Agreement shall be valid unless consented to in writing by Secured Party.

         9.8 Assignment of Secured Party's Interest. Secured Party shall have the right to assign all or any portion of its rights in this Agreement without approval or consent. Debtor may not assign this Agreement or any of its rights or obligations hereunder without the express prior written consent of Secured Party in each instance.

     9.9 Applicable Laws. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

     9.10 ENTIRE AGREEMENT. THIS AGREEMENT AND THE PURCHASE AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                            [Signature page follows]

                                SIGNATURE PAGE TO

                                 ASSIGNMENT AND

                               SECURITY AGREEMENT

         EXECUTED this 1st day of September, 1999.



DEBTOR:                                   /s/ Christian K. Kim, M.D.

                                          Printed Name: Christian K. Kim, M.D.


SECURED PARTY:                            Prime Medical Operating, Inc.

                                          By: /s/ Cheryl Williams

                                          Name: Cheryl Williams

                                          Title: Vice President


                                          Prime/BDR Acquisition, L.L.C.

                                          By: /s/ Cheryl Williams

                                          Name: Cheryl Williams

                                          Title: Secretary and Manager

                        ASSIGNMENT AND SECURITY AGREEMENT

     THIS ASSIGNMENT AND SECURITY AGREEMENT (this "Agreement") is made and entered into as of the 1st day of September, 1999, by and between Prime Medical Operating, Inc., a Delaware corporation ("PMOI"), Prime/BDR Acquisition, L.L.C., a Delaware limited liability company ("Prime") (PMOI and Prime are referred to herein, jointly and severally, as "Secured Party") and Mark R. Mandel, M.D., Trustee under the Trust Agreement dated April 12, 1989 (the "Debtor").

                                    RECITALS:

         A. Debtor and Secured Party have executed and delivered that certain Stock Purchase Agreement dated as of September 1, 1999 (the "Purchase Agreement"), pursuant to which Secured Party purchased from Debtor certain shares of the $0.01 par value common stock of Horizon Vision Center, Inc, a Nevada corporation ("Horizon").

         B. Secured Party has requested that Debtor pledge the Collateral (as defined below) to secure certain obligations and liabilities that Debtor may now or hereafter have to Secured Party, including, without limitation, any indemnity obligations arising under the Purchase Agreement.

     C. Debtor desires to enter into this Agreement as a material inducement to Secured Party's purchase of Debtor's shares of Horizon under the Purchase Agreement.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which Debtor acknowledges, Debtor and Secured Party agree as follows:

                                    ARTICLE I

                       COLLATERAL AND SECURED OBLIGATIONS

         1.1 Grant of Security Interest. Debtor hereby assigns, transfers, and pledges to Secured Party, and Debtor hereby grants to Secured Party a security interest in, the following described collateral (collectively, the "Collateral"):

                  (a) Shares of Horizon. From and after the date of this Agreement, (i) all shares of the common stock of Horizon owned or acquired in any manner by Debtor or Secured Party, (collectively, the "Shares"), (ii) any replacements, substitutions, or exchanges of the certificates representing the Shares, and (iii) any and all options, rescission rights, registration rights, conversion rights, subscription rights, contractual or quasi-contractual rights, warrants, redemption rights, redemption proceeds, calls, preemptive rights and all other rights and benefits pertaining to the Shares;

                  (b) Accounts. All accounts and rights now or hereafter attributable to any of the Collateral described in (a) above, and all rights of Debtor now or hereafter arising under any agreement pertaining to the Collateral described in (a) above, including without limitation all distributions, proceeds, fees, dividends, preferences, payments or other benefits of whatever nature which Debtor is now or may hereafter become entitled to receive with respect to any Collateral described in (a) above;

                  (c) Additional Property. "Collateral" shall also include the following property (collectively, the "Additional Property") which Debtor becomes entitled to receive or shall receive in connection with any of the Collateral described in this Section 1.1: (i) any stock certificate, including without limitation, any certificate representing a stock dividend or any certificate in connection with any recapitalization, reclassification, merger, consolidation, conversion, sale of assets, combination of shares, stock split, reverse stock split or spin-off; (ii) any option, warrant, subscription or right, whether as an addition to or in substitution of any of the Collateral described in this Section 1.1; (iii) any dividends or distributions of any kind whatsoever, whether distributable in cash, stock or other property; (iv) any interest, premium or principal payments; and (v) any conversion or redemption proceeds; and

                  (d) Proceeds. All proceeds (cash and non-cash) arising out of the sale, exchange, collection or other disposition of all or any portion of the Collateral described in (a), (b), or (c) above, including without limitation proceeds in the form of stock, accounts, chattel paper, instruments, documents, goods, inventory and equipment.

The security interest in the Collateral hereby granted by Debtor to Secured Party may sometimes be referred to in this Agreement as the "Security Interest".

         1.2 Obligations. This Agreement and the Security Interest shall secure full and punctual payment and performance of the following indebtedness, duties and obligations (collectively, the "Obligations"):

                  (a) All liabilities and obligations of Debtor to Secured Party (including, without limitation, any principal, interest, fees and other amounts, and any indemnity obligations) under and pursuant to the Purchase Agreement, this Agreement and/or any other contract or agreement between Secured Party and Debtor or any affiliate of Debtor (collectively, "Other Agreements"; and

                  (b) (i) all indebtedness, obligations and liabilities of Debtor and/or any affiliate of Debtor to Secured Party of any kind or character, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, arising from, connected with, or related to the Purchase Agreement or any Other Agreement, or any other document, agreement, or instrument executed in connection either of them, (ii) all accrued but unpaid interest on any of the indebtedness described in (i) above, (iii) all obligations of Debtor and/or any affiliate of Debtor to Secured Party under any documents or agreements evidencing, securing, governing and/or pertaining to all or any part of the indebtedness described in (i) and (ii) above, (iv) all costs and expenses incurred by Secured Party in connection with the collection and administration of all or any part of the indebtedness and obligations described in (i), (ii) and (iii) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including without limitation all attorneys' fees, and (v) all renewals, extensions, modifications and rearrangements of the indebtedness and obligations described in (i), (ii), (iii) and (iv) above.

                  (c) All sums now or hereafter loaned or advanced by Secured Party to Debtor, or expended by Secured Party for the account of Debtor or otherwise owing by Debtor to Secured Party, in respect of the Obligations, and all other sums expended or advanced by Secured Party pursuant to any term or provision of this Agreement or any Other Agreement (i) to collect and/or enforce the Obligations or (ii) to maintain, protect and preserve the Collateral.

                                   ARTICLE II

       DEBTOR'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO COLLATERAL

       Debtor hereby represents and warrants to Secured Party as follows:

         2.1 Ownership of Collateral. Debtor has good and marketable title to the Collateral free and clear of any liens, security interests, shareholders agreement, calls, charge, or encumbrance, except for this Security Interest. No financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except as may have been filed in favor of Secured Party relating to this Agreement.

         2.2 Power & Authority. Debtor has the lawful right, power, and authority to grant the Security Interest in the Collateral. This Agreement, together with all filings and other actions necessary or desirable to perfect and protect such security interest, which have been duly taken, create a valid and perfected first priority security interest in the Collateral securing the payment and performance of the Obligations.

         2.3 No Agreements. The Shares are not subject to any right of redemption, or any call or put options, voting trust, proxy, shareholders agreement, right of first refusal, or any other document or agreement which would in any way impair or adversely affect this Security Interest or the rights of Secured Party under this Agreement.

         2.4 Securities. Any certificates evidencing securities pledged as Collateral are valid and genuine and have not been altered. All securities pledged as Collateral have been duly authorized and validly issued, are fully paid and non-assessable, and were not issued in violation of the preemptive rights of any party or of any agreement by which Debtor or the issuer thereof is bound. No restrictions or conditions exist with respect to the transfer or voting of any securities pledged as Collateral.

                                   ARTICLE III

                  DEBTOR'S OTHER REPRESENTATIONS AND WARRANTIES

         3.1 Solvency of Debtor.  As of the date hereof,  (i) Debtor is solvent;
(ii) the fair saleable value of Debtor's assets exceeds Debtor's liabilities (both fixed and contingent); (iii) Debtor has sufficient capital to satisfy all of Debtor's obligations as they become due; (iv) no receiver, trustee, or custodian has been appointed for, or taken possession of, all or substantially all of the assets of Debtor, either in a proceeding brought by Debtor or in a proceeding brought against Debtor; (v) Debtor is not the subject of a petition for relief under the United States Bankruptcy Code or any similar federal or state insolvency law, including without limitation a petition filed by Debtor or a petition filed by a third party seeking relief against Debtor; and (vi) Debtor has no intention of filing a petition for relief under the United States Bankruptcy Code or any similar federal or state insolvency law, or of seeking any other form of creditor relief, within the two-year period immediately following the date of this Agreement.

         3.2 Authority and Compliance. Debtor has full power and authority to enter into this Agreement. Debtor has full power and authority to enter into and perform its obligations under the Purchase Agreement and each Other Agreement. No further consent or approval is required as a condition to the validity of this Agreement, the Purchase Agreement or any Other Agreement. Debtor is in compliance with all applicable laws, ordinances, statutes, orders, regulations, judgments, writs, or decrees of any governmental entity to which it is subject.

         3.3 Binding Agreement. This Agreement, the Purchase Agreement and each Other Agreement constitute valid and legally binding obligations of Debtor, in accordance with their terms, subject to (a) the applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting creditors' rights generally and (b) restrictions imposed by any court of competent jurisdiction on the enforcement of non-competition and exclusive use restrictive covenants imposed under the Purchase Agreement or any Other Agreement.

         3.4 Litigation. There are no proceedings pending or, to the knowledge of Debtor, threatened before any court or administrative agency which will or may have a material adverse effect on the financial condition of Debtor or upon Debtor's ability to perform its obligations under this Agreement, the Purchase Agreement or any Other Agreement.

         3.5 No Conflicting Agreements. There are no provisions of any existing agreement, mortgage, indenture or contract binding on Debtor or affecting its property, which would conflict with or in any way prevent the execution, delivery, or carrying out of the terms of this Agreement, the Purchase Agreement or any Other Agreement.

         3.6 Ownership of Assets. Debtor has good and full title to the Collateral, and the Collateral is owned free and clear of liens, charges, claims, security interests, and other encumbrances.

     3.7 Taxes. Debtor has filed all tax returns required to be filed by Debtor.

                                   ARTICLE IV

                  DEBTOR'S COVENANTS WITH RESPECT TO COLLATERAL

         Debtor covenants and agrees that from the date hereof and until the payment and performance in full of the Obligations unless Secured Party otherwise consents in writing:

         4.1 Delivery of Instruments and/or Certificates. Contemporaneously herewith, Debtor covenants and agrees to deliver to Secured Party any certificates, documents, or instruments representing or evidencing the Collateral, with Debtor's endorsement thereon and/or accompanied by property instruments of transfer and assignment duly executed in blank with, if requested by Secured Party, signatures guaranteed by a member or member organization in good standing of an authorized Securities Transfer Agents Medallion Program, all in form and substance satisfactory to Secured Party.

         4.2 Further Assurances. Debtor will contemporaneously with the execution hereof and from time to time thereafter at its expense promptly execute and deliver all further instruments and documents and take all further action necessary or appropriate or that Secured Party may request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest, (ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (iii) to otherwise effect the purposes of this Agreement, including without limitation: (A) executing and filing any financing or continuation statements, or any amendments thereto; (B) obtaining written confirmation from the issuer of any securities pledged as Collateral of the pledge of such securities, in form and substance satisfactory to Secured Party;
(C) cooperating with Secured Party in registering the pledge of any securities pledged as Collateral with the issuer of such securities; (D) delivering notice of Secured Party's security interest in any securities pledged as Collateral to any securities or financial intermediary, clearing corporation or other party required by Secured Party, in form and substance satisfactory to Secured Party; and (E) obtaining written confirmation of the pledge of any securities constituting Collateral from any securities or financial intermediary, clearing corporation or other party required by Secured Party, in form and substance satisfactory to Secured Party.

         4.3 Additional Property. All Additional Property, as defined in Section 1.1(c) above, received by Debtor shall be received in trust for the benefit of Secured Party. All Additional Property and all certificates or other written instruments or documents evidencing and/or representing the Additional Property that is received by Debtor, together with such instruments of transfer as Secured Party may request, shall immediately be delivered to or deposited with Secured Party and held by Secured Party as Collateral under the terms of this Agreement. If the Additional Property received by Debtor and delivered to Secured Party pursuant to this Section shall be shares of stock or other securities, such shares of stock or other securities shall be duly endorsed in blank or accompanied by proper instruments of transfer and assignment duly executed in blank with, if requested by Secured Party, signatures guaranteed by a member or member organization in good standing of an authorized Securities Transfer Agents Medallion Program, all in form and substance satisfactory to Secured Party. Secured Party shall be deemed to have possession of any Collateral in transit to Secured Party or its agent.

         4.4 Sale, Transfer, Encumbrance. Debtor will not sell, transfer, mortgage, or otherwise encumber any Collateral or impair the value thereof in any manner without Secured Party's prior written consent, including without limitation by purchase, lease, barter, trade, payment deferral, or the creation, assumption or guarantee of indebtedness or other lending of credit. Secured Party's written consent to any sale, mortgage, transfer, or encumbrance shall not be construed to be a waiver of this provision in respect to any subsequent proposed sale, mortgage, transfer, or encumbrance.

         4.5 Liens. Neither Debtor nor any person acting on Debtor's behalf has, or shall have any right, power, or authority to and shall not create, incur, or permit to be placed or imposed, upon the Collateral, any lien of any type or nature whatsoever, other than the liens in favor of Secured Party.

         4.6 Matters or Occurrences Affecting Collateral or this Agreement. Debtor will promptly notify Secured Party of any and all matters or occurrences that may have a material adverse effect on the status or value of the Collateral or this Agreement, including without limitation the occurrence of an Event of Default, or an event which, with giving of notice or lapse of time, or both, would constitute an Event of Default.

     4.7 Agreements Pertaining to Collateral. Debtor will not enter into any type of contract or agreement pertaining to any of the Collateral or in any way transfer any voting rights pertaining to the Collateral to any person or entity.

         4.8 Dilution of Ownership. As to any securities pledged as Collateral, Debtor will not consent to or approve of the issuance of (i) any additional shares of any class of securities of such issuer, (ii) any instrument convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such securities, or (iii) any warrants, options, contracts or other commitments entitling any third party to purchase or otherwise acquire any such securities. Notwithstanding the foregoing or any other provision of this Agreement to the contrary, Debtor (i) shall comply with his obligations under the Purchase Agreement and each Other Document, and (ii) may consent to any issuance of shares of Horizon if such issuance has been approved by a majority of the Board of Directors of Horizon.

         4.9 Restrictions on Securities. Debtor will not enter into any agreement creating, or otherwise permit to exist, any restriction or condition upon the transfer, voting or control of any securities pledged as Collateral, except as consented to in writing by Secured Party. As to any securities pledged as collateral, Debtor will not consent to or approve of any stock split, reverse stock split, stock dividend, reclassification, or other similar act or transaction regarding the Shares unless consented to in writing by Secured Party.

                                    ARTICLE V

                         DEBTOR'S AFFIRMATIVE COVENANTS

         Until payment and performance of all Obligations, Debtor covenants and agrees that it shall promptly advise Secured Party in writing of any litigation filed against Debtor and of any condition, event or act which comes to its attention that would or might have a material adverse effect on Debtor's financial condition or on Debtor's ability to perform the Obligations.

                                   ARTICLE VI

                               NEGATIVE COVENANTS

         Until payment and performance of all Obligations, Debtor covenants and agrees that Debtor will not, without the prior written consent of Secured Party:

     6.1 Liens. Grant, suffer, or permit liens on, or security interests in, the Collateral.

         6.2 Violate Other Covenants. Violate or fail to comply with any covenants or agreements regarding other debt which will or would with the passage of time or upon demand cause the maturity of any other debt to be accelerated.

                                   ARTICLE VII

                              DEFAULT AND REMEDIES

     7.1 Events of Default. An Event of Default (herein so called) shall exist if any one or more of the following events shall occur:

                  (a) The failure of Debtor to pay any amount required to be paid under the Purchase Agreement (including, without limitation, the indemnity provisions contained therein), or any other amount which Debtor may now or hereafter owe to Secured Party under any Other Agreement or otherwise, within
(15) calendar days after such amount is due;

     (b) The failure of Debtor to pay any Obligation within (15) calendar days after such amount is due; and

                  (c) Debtor's breach of a covenant in this Agreement or any other failure to perform its obligations under this Agreement or any Other Agreement.

     7.2 Secured Party's Remedies. Upon the occurrence of an Event of Default:

                  (a) Secured Party may declare the Obligations in whole or part immediately due and may enforce payment and performance of the same and exercise any rights under the Texas UCC, rights and remedies of Secured Party under this Agreement, or otherwise.

                  (b) Secured Party may, at Secured Party's option and at the expense of Debtor, either in Secured Party's own right or in the name of Debtor and in the same manner and to the same extent that Debtor might reasonably so act if this Agreement had not been made: (i) do all things requisite, convenient, or necessary to enforce the performance and observance of all rights, remedies and privileges of Debtor arising from the Collateral, or any part thereof, including without limitation compromising, waiving, excusing, or in any manner releasing or discharging any obligation of any party to or arising from the Collateral; (ii) take possession of the books, papers, chattel paper, documents of title, and accounts of Debtor, wherever located, relating to the Collateral; (iii) sue or otherwise collect and receive money attributable to the Collateral; and (iv) exercise any other lawfully available powers or remedies, and do all other things which Secured Party deems requisite, convenient or necessary or which the Secured Party deems proper to protect the Security Interest.

                  (b) Secured Party may foreclose this Agreement in the manner now or hereafter provided or permitted by law and may upon such reasonable notification prior thereto as may be required by applicable law (Debtor hereby agreeing that ten days' notice is commercially reasonable), sell, assign, transfer, or otherwise dispose of the Collateral at public or private sale, in whole or in part, and Secured Party may, in its own name or as Debtor's attorney-in-fact effectively assign and transfer the Collateral, or any part thereof, absolutely, and execute and deliver all necessary assignments, conveyances, bills of sale, and other instruments with power to substitute one or more persons or corporations with like power. Any such foreclosure sale, assignment, transfer, or other disposition shall, to the extent permitted by law, be a perpetual bar, both at law and in equity, against Debtor and all persons and corporations lawfully claiming by or through or under Debtor. Any such foreclosure sale may be adjourned from time to time. Upon any sale, Secured Party may bid for and purchase the Collateral, or any part thereof, and upon compliance with the terms of sale may hold, retain, possess and dispose of the Collateral, in its absolute right without further accountability. Secured Party shall have the right to be credited on the amount of its bid a corresponding amount of the Obligations as of the date of such sale.

                  (c) If, in the opinion of Secured Party, there is any question that a public sale or distribution of any Collateral will violate any state or federal securities law, Secured Party (i) may offer and sell securities privately to purchasers who will agree to take them for investment purposes and not with a view to distribution and who will agree to imposition of restrictive legends on the certificates representing the security, or (ii) may sell such securities in an intrastate offering under Section 3(a)(11) of the Securities Act of 1933, and no sale so made in good faith by Secured Party shall be deemed to be not "commercially reasonable" because so made.

                  (d)  Not  in  limitation  of  any  other   provision  of  this
Agreement, Secured Party shall have all rights and remedies of a secured party under the Texas UCC.

         7.3 Application of Proceeds. Secured Party may apply the proceeds of any foreclosure sale hereunder or from any other permitted disposition of the Collateral or any part thereof as follows: (a) first, to the payment of all reasonable costs and expenses of any foreclosure and collection hereunder and all proceedings in connection therewith, including reasonable attorneys' fees;
(b) then, to the reimbursement of Secured Party for all disbursements made by Secured Party for taxes, assessments or liens superior to the Security Interest and which Secured Party shall deem expedient to pay; (c) then, to the reimbursement of Secured Party of any other disbursements made by Secured Party in accordance with the terms hereof or under the Purchase Agreement or any Other Agreement; (d) then, to or among the amounts of fees, interest and principal then owing and unpaid in respect of the Obligations, in such priority as Secured Party may determine in its discretion; and (e) the remainder of such proceeds, if any, shall be paid to Debtor. If such proceeds shall be insufficient to discharge the entire Obligations, Secured Party shall have any other available legal recourse against Debtor under, or for the performance of, the Purchase Agreement and any Other Agreement between Debtor and Secured Party, for the deficiency, together with interest thereon at the maximum rate permitted under applicable law.

         7.4 Enforcement of Obligations. Nothing in this Agreement or in any other document or agreement shall affect or impair the unconditional and absolute right of Secured Party to enforce the Obligations as and when the same shall become due in accordance with the terms of the Purchase Agreement or Other Agreement.

                                  ARTICLE VIII

                             RIGHTS OF SECURED PARTY

         8.1 Subrogation. Upon the occurrence of an Event of Default, Secured Party, at its election, may subrogate to all of the interest, rights and remedies of the Debtor, in respect to any of the Collateral or agreements pertaining thereto.

         8.2 Secured Party Appointed Attorney-in-Fact. Debtor hereby appoints Secured Party as attorney-in-fact of Debtor, with full authority in the place and stead of Debtor and in the name of Debtor, Secured Party or otherwise, from time to time on Secured Party's discretion and upon the occurrence of an Event of Default, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation: (a) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) of this Section 8.2; (c) to file any claims or take any action or institute any proceeding which Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party against any of the Collateral; and (d) to assign and transfer the Collateral, or any part thereof, absolutely and to execute and deliver endorsements, assignments, conveyances, bills of sale and other instruments with power to substitute one or more persons or corporation with like power.

         8.3 Performance by Secured Party. If Debtor fails to perform any agreement contained herein, Secured Party may itself perform, or cause the performance of, such agreement, and the reasonable expenses of Secured Party incurred in connection therewith shall be payable by Debtor under Section 8.8. In no event, however, shall Secured Party have any obligation or duties whatsoever to perform any covenant or agreement of Debtor contained herein, and any such performance by Secured Party shall be wholly discretionary with Secured Party.

         8.4 Duties of Secured Party. The powers conferred upon Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for money actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Without limiting the generality of the foregoing, Secured Party shall not have any obligation, duty or responsibility to do any of the following: (a) ascertain any maturities, calls, conversions, exchanges, offers, tenders or similar matters relating to the Collateral or informing Debtor with respect to any such matters; (b) fix, preserve or exercise any right, privilege or option (whether conversion, redemption or otherwise) with respect to the Collateral; (c) collect any amounts payable in respect of the Collateral; (d) sell all or any portion of the Collateral, for any reason; or (e) hold the Collateral for or on behalf of any party other than Debtor.

         8.5 No Liability of Secured Party. Neither the acceptance of this Agreement by Secured Party, nor the exercise of any rights hereunder by Secured Party, shall be construed in any way as an assumption by Secured Party of any obligations, responsibilities, or duties of Debtor arising in connection with the Collateral assigned hereunder or otherwise bind Secured Party to the performance of any obligations respecting the Collateral, it being expressly understood that Secured Party shall not be obligated to perform, observe, or discharge any obligation, responsibility, duty, or liability of Debtor in respect of any of the Collateral, including without limitation appearing in or defending any action, expending any money or incurring any expense in connection therewith. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, DEBTOR SHALL AND DOES AGREE TO INDEMNIFY, PROTECT, DEFEND AND HOLD HARMLESS SECURED PARTY, ITS OFFICERS, DIRECTORS, REPRESENTATIVES, AGENTS, EMPLOYEES, LENDERS, SUCCESSORS AND ASSIGNS, FROM AND AGAINST ALL LIABILITIES, CLAIMS, DAMAGES, LOSSES, FINES, PENALTIES, CAUSES OF ACTIONS, SUITS, JUDGMENTS AND EXPENSES (INCLUDING COURT
COSTS, ATTORNEY'S FEES AND COST OF INVESTIGATION) OF ANY NATURE, KIND OR DESCRIPTION OF ANY PERSON OR ENTITY, DIRECTLY OR INDIRECTLY, ARISING OUT OF, CAUSED BY OR RESULTING FROM (IN WHOLE OR IN PART), ANY UNINTENTIONAL ACT OR OMISSION (OR INTENTIONAL ACT OR OMISSION SO LONG AS SUCH ACT OR OMISSION DOES NOT CONSTITUTE NEGLIGENCE) OF SECURED PARTY (OR ANYONE ACTING ON BEHALF OF SECURED PARTY) IN CONNECTION WITH THE COLLATERAL. THE FOREGOING INDEMNITY SHALL SURVIVE THE EXPIRATION OR EARLIER TERMINATION OF THIS AGREEMENT.

         8.6 Right of Secured Party to Defend Action Affecting Security. Secured Party may, at the expense of Debtor, appear in and defend any action or proceeding at law or in equity purporting to affect Secured Party's Security Interest under this Agreement.

         8.7 Right of Secured Party to Prevent or Remedy Default. If Debtor shall fail to perform any of the covenants, conditions and agreements required to be performed and observed by Debtor under the Purchase Agreement or Other Agreement, or in respect of the Collateral (subject to any applicable default cure period), Secured Party (a) may but shall not be obligated to take any action Secured Party deems necessary or desirable to prevent or remedy any such default by Debtor or otherwise to protect the Security Interest, and (b) shall have the absolute and immediate right to take possession of the Collateral or any part thereof (to the extent Secured Party has not previously taken possession) to such extent and as often as the Secured Party, in its sole discretion, deems necessary or desirable in order to prevent or to cure any such default by Debtor, or otherwise to protect the security of this Agreement. Secured Party may advance or expend such sums of money for the account of Debtor as Secured Party in its sole discretion deems necessary for any such purpose.

         8.8 Secured Party's Expenses. All reasonable advances, costs, expenses, charges and attorneys' fees which Secured Party may make, pay or incur under any provision of this Agreement for the protection of its security or for the enforcement of any of its rights hereunder, including, without limitation, in foreclosure proceedings commenced and subsequently abandoned or in any dispute or litigation in which Secured Party or the holder of any of the Obligations may become involved by reason of or arising out of the Purchase Agreement, any Other Agreement or the Collateral, shall be a part of the Obligations and shall be paid by Debtor to Secured Party, upon demand, and shall bear interest until paid at the maximum rate of interest permitted by applicable law, from the date incurred by Secured Party until repaid by Debtor.

         8.9. Convertible Collateral. Secured Party may present for conversion any Collateral which is convertible into any other instrument or investment security or a combination thereof with cash, but Secured Party shall not have any duty to present for conversion any Collateral unless it shall have received from Debtor detailed written instructions to that effect at a time reasonably far in advance of the final conversion date to make such conversion possible.

         8.10 Secured Party's Right of Set-Off. Upon the happening of any event entitling Secured Party to pursue any remedy provided herein, or if Secured Party shall be served with garnishment process in which Debtor shall be named as defendant, whether or not Debtor shall be in default hereunder at the time, Secured Party may, but shall not be required to, set-off any indebtedness owing by Secured Party to Debtor against any of the Obligations without first resorting to the security hereunder and without prejudice to any other rights or remedies of Secured Party or its Security Interest.

         8.11 Remedies. No right or remedy herein reserved to Secured Party is intended to be exclusive of any other right or remedy, but each and every such remedy shall be cumulative, not in lieu of, but in addition to any other rights or remedies given under this Agreement and all other security documents. Any and all of Secured Party's rights and remedies may be exercised from time to time and as often as such exercise as deemed necessary or desirable by Secured Party.

         8.12 Debtor's Waivers. Debtor waives notice of the creation, advance, increase, existence, extension, or renewal of, and of any indulgence with respect to, the Obligations; waives notice of intent to accelerate, notice of acceleration, notice of intent to demand, presentment, demand, notice of
dishonor,  and  protest;   waives  notice  of  the  amount  of  the  Obligations
outstanding at any time, notice of any change in financial condition of any person liable for the Obligations or any part thereof, notice of any Event of Default, and all other notices respecting the Obligations; and agrees that maturity of the Obligations and any part thereof may be accelerated, extended, or renewed one or more times by Secured Party in its discretion, without notice to Debtor.

         8.13 Other Parties and Other Collateral. No renewal or extension of or any other indulgence with respect to the Obligations or any part thereof, no release of any security, no release of any person (including any maker, endorser, guarantor, or surety) liable on the Obligations, no delay in enforcement of payment, and no delay or admission or lack of diligence or care in exercising any right or power with respect to the Obligations or any security therefor or guaranty thereof or under this Agreement shall in other manner impair or affect the rights of Secured Party under the law, under this Agreement, or under any other document or agreement pertaining to the other security for the Obligations, before foreclosing upon the Collateral for the purpose of paying the Obligations. Debtor waives any right to the benefit of or to require or control application of any other security or proceeds thereof, and Debtor agrees that Secured Party shall have no duty or obligation to Debtor to apply to the Obligations any such other security or proceeds thereof.

         8.14 Relationship Among Secured Party. Either or both of Secured Party are entitled to enforce any and all rights granted to Secured Party in this Agreement, and to take any other action allowed to be taken by Secured Party under this Agreement. Neither Secured Party is under any obligation to act jointly or in concert with the other Secured Party pursuant to this Agreement. Any action required to be taken by Debtor, or notice required to be given by Debtor, shall be taken or given with respect to both of Secured Party.

                                   ARTICLE IX

                                  MISCELLANEOUS

     9.1 Terms Commercially Reasonable. The terms of this Agreement shall be deemed commercially reasonable within the meaning of the Texas UCC.

         9.2 Notices. Any notices or demands required or permitted to be given hereunder shall be deemed sufficiently given if in writing and personally delivered or mailed (with all postage and charges prepaid), addressed to Secured Party or to Debtor their respective addresses set forth below, or at such other address as the above parties may from time to time designate by written notice to the other given in accordance with this Section 9.2. Any such notice, if personally delivered or transmitted by telex or telegram, shall be deemed to have been given on the date so delivered or transmitted or, if mailed, be deemed to have been given on the day after such notice is placed in the United States mail in accordance with this Section 9.2.

                  Secured Party:  1301 Capital of Texas Hwy., Suite C-300
                                  Austin, Travis County, Texas 78746
                                  Attn: President

                  with copy to:   Timothy L. LaFrey, Esq.
                                  Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                  1900 Frost Bank Plaza
                                  816 Congress Avenue
                                  Austin, Texas 78701

                  Debtor: Mark R. Mandel, M.D., Trustee under Trust Agreement dated April 12, 1989
                                  680 Brewer Road
                                  Hillsborough, California   94010

         9.3 Parties Bound. Secured Party's rights under this Agreement and the Security Interest shall inure to the benefits of its successors and assigns, and in the event of any assignment or transfer of any of the Obligations or the Collateral, Secured Party thereafter shall be fully discharged from any responsibility with respect to the Collateral so assigned or transferred, but Secured Party shall retain all rights and powers hereby given with respect to any of the Obligations or Collateral not so assigned or transferred. All representations, warranties, and agreements of Debtor if more than one are joint and several, and all shall be binding upon the personal representatives, heirs, successors, and assigns of Debtor.

         9.4 Waiver. No delay of Secured Party in exercising any power or right shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. No waiver by Secured Party of any right hereunder of any default by Debtor shall be binding upon Secured Party unless in writing, and no failure by Secured Party to exercise any power or right hereunder or waiver of any default by Debtor shall operate as a waiver of any other or further exercise of such right or power of any further default.

         9.5 Agreement Continuing. This Agreement shall constitute a continuing agreement, applying to all future as well as existing transactions, whether or not of the character contemplated at the date of this Agreement, and if all transactions between Secured Party and Debtor shall be closed at any time, shall be equally applicable to any new transactions thereafter. Provisions of this Agreement, unless by their terms exclusive, shall be in addition to those contained in any Other Agreement.

         9.6 Definitions. Unless the context indicated otherwise, definitions in the Texas Business and Commerce Code ("Texas UCC") apply to words and phrases in this Agreement; if Texas UCC definitions conflict, Chapter 9 definitions apply.

         9.7 Miscellaneous. In this Agreement, whenever the context so requires, the neuter gender includes the masculine and feminine, and the singular number includes the plural and vice versa. The headings of paragraphs herein are inserted only for convenience and shall in no way define, describe or limit the scope of intent of any provisions of this Agreement. No change, amendment, modification, cancellation, or discharge of any provision of this Agreement shall be valid unless consented to in writing by Secured Party.

         9.8 Assignment of Secured Party's Interest. Secured Party shall have the right to assign all or any portion of its rights in this Agreement without approval or consent. Debtor may not assign this Agreement or any of its rights or obligations hereunder without the express prior written consent of Secured Party in each instance.

     9.9 Applicable Laws. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

     9.10 ENTIRE AGREEMENT. THIS AGREEMENT AND THE PURCHASE AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                            [Signature page follows]

                                SIGNATURE PAGE TO

                                 ASSIGNMENT AND

                               SECURITY AGREEMENT

         EXECUTED this 1st day of September, 1999.



DEBTOR:                                   /s/ Mark R. Mandel, M.D.

                                          Printed Name: Mark R. Mandel, M.D.,
                                          under Trustee Agreement dated
                                          April 12, 1989

SECURED PARTY:                            Prime Medical Operating, Inc.

                                          By: /s/ Cheryl Williams

                                          Name: Cheryl Williams

                                          Title: Vice President


                                          Prime/BDR Acquisition, L.L.C.

                                          By: /s/ Cheryl Williams

                                          Name: Cheryl Williams

                                          Title: Vice President

                        ASSIGNMENT AND SECURITY AGREEMENT

     THIS ASSIGNMENT AND SECURITY AGREEMENT (this "Agreement") is made and entered into as of the 1st day of September, 1999, by and between Prime Medical Operating, Inc., a Delaware corporation ("PMOI"), Prime/BDR Acquisition, L.L.C., a Delaware limited liability company ("Prime") (PMOI and Prime are referred to herein, jointly and severally, as "Secured Party") and D. Brent Reed and Carellyn S. Reed (collectively and individually referred to as the "Debtor").

                                    RECITALS:

         A. Debtor and Secured Party have executed and delivered that certain Stock Purchase Agreement dated as of September 1, 1999 (the "Purchase Agreement"), pursuant to which Secured Party purchased from Debtor certain shares of the $0.01 par value common stock of Horizon Vision Center, Inc, a Nevada corporation ("Horizon").

         B. Secured Party has requested that Debtor pledge the Collateral (as defined below) to secure certain obligations and liabilities that Debtor may now or hereafter have to Secured Party, including, without limitation, any indemnity obligations arising under the Purchase Agreement.

     C. Debtor desires to enter into this Agreement as a material inducement to Secured Party's purchase of Debtor's shares of Horizon under the Purchase Agreement.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which Debtor acknowledges, Debtor and Secured Party agree as follows:

                                    ARTICLE I

                       COLLATERAL AND SECURED OBLIGATIONS

         1.1 Grant of Security Interest. Debtor hereby assigns, transfers, and pledges to Secured Party, and Debtor hereby grants to Secured Party a security interest in, the following described collateral (collectively, the "Collateral"):

                  (a) Shares of Horizon. From and after the date of this Agreement, (i) all shares of the common stock of Horizon owned or acquired in any manner by Debtor or Secured Party, (collectively, the "Shares"), (ii) any replacements, substitutions, or exchanges of the certificates representing the Shares, and (iii) any and all options, rescission rights, registration rights, conversion rights, subscription rights, contractual or quasi-contractual rights, warrants, redemption rights, redemption proceeds, calls, preemptive rights and all other rights and benefits pertaining to the Shares;

                  (b) Accounts. All accounts and rights now or hereafter attributable to any of the Collateral described in (a) above, and all rights of Debtor now or hereafter arising under any agreement pertaining to the Collateral described in (a) above, including without limitation all distributions, proceeds, fees, dividends, preferences, payments or other benefits of whatever nature which Debtor is now or may hereafter become entitled to receive with respect to any Collateral described in (a) above;

                  (c) Additional Property. "Collateral" shall also include the following property (collectively, the "Additional Property") which Debtor becomes entitled to receive or shall receive in connection with any of the Collateral described in this Section 1.1: (i) any stock certificate, including without limitation, any certificate representing a stock dividend or any certificate in connection with any recapitalization, reclassification, merger, consolidation, conversion, sale of assets, combination of shares, stock split, reverse stock split or spin-off; (ii) any option, warrant, subscription or right, whether as an addition to or in substitution of any of the Collateral described in this Section 1.1; (iii) any dividends or distributions of any kind whatsoever, whether distributable in cash, stock or other property; (iv) any interest, premium or principal payments; and (v) any conversion or redemption proceeds; and

                  (d) Proceeds. All proceeds (cash and non-cash) arising out of the sale, exchange, collection or other disposition of all or any portion of the Collateral described in (a), (b), or (c) above, including without limitation proceeds in the form of stock, accounts, chattel paper, instruments, documents, goods, inventory and equipment.

The security interest in the Collateral hereby granted by Debtor to Secured Party may sometimes be referred to in this Agreement as the "Security Interest".

         1.2 Obligations. This Agreement and the Security Interest shall secure full and punctual payment and performance of the following indebtedness, duties and obligations (collectively, the "Obligations"):

                  (a) All liabilities and obligations of Debtor to Secured Party (including, without limitation, any principal, interest, fees and other amounts, and any indemnity obligations) under and pursuant to the Purchase Agreement, this Agreement and/or any other contract or agreement between Secured Party and Debtor or any affiliate of Debtor (collectively, "Other Agreements"; and

                  (b) (i) all indebtedness, obligations and liabilities of Debtor and/or any affiliate of Debtor to Secured Party of any kind or character, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, arising from, connected with, or related to the Purchase Agreement or any Other Agreement, or any other document, agreement, or instrument executed in connection either of them, (ii) all accrued but unpaid interest on any of the indebtedness described in (i) above, (iii) all obligations of Debtor and/or any affiliate of Debtor to Secured Party under any documents or agreements evidencing, securing, governing and/or pertaining to all or any part of the indebtedness described in (i) and (ii) above, (iv) all costs and expenses incurred by Secured Party in connection with the collection and administration of all or any part of the indebtedness and obligations described in (i), (ii) and (iii) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including without limitation all attorneys' fees, and (v) all renewals, extensions, modifications and rearrangements of the indebtedness and obligations described in (i), (ii), (iii) and (iv) above.

                  (c) All sums now or hereafter loaned or advanced by Secured Party to Debtor, or expended by Secured Party for the account of Debtor or otherwise owing by Debtor to Secured Party, in respect of the Obligations, and all other sums expended or advanced by Secured Party pursuant to any term or provision of this Agreement or any Other Agreement (i) to collect and/or enforce the Obligations or (ii) to maintain, protect and preserve the Collateral.

                                   ARTICLE II

       DEBTOR'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO COLLATERAL

       Debtor hereby represents and warrants to Secured Party as follows:

         2.1 Ownership of Collateral. Debtor has good and marketable title to the Collateral free and clear of any liens, security interests, shareholders agreement, calls, charge, or encumbrance, except for this Security Interest. No financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except as may have been filed in favor of Secured Party relating to this Agreement.

         2.2 Power & Authority. Debtor has the lawful right, power, and authority to grant the Security Interest in the Collateral. This Agreement, together with all filings and other actions necessary or desirable to perfect and protect such security interest, which have been duly taken, create a valid and perfected first priority security interest in the Collateral securing the payment and performance of the Obligations.

         2.3 No Agreements. The Shares are not subject to any right of redemption, or any call or put options, voting trust, proxy, shareholders agreement, right of first refusal, or any other document or agreement which would in any way impair or adversely affect this Security Interest or the rights of Secured Party under this Agreement.

         2.4 Securities. Any certificates evidencing securities pledged as Collateral are valid and genuine and have not been altered. All securities pledged as Collateral have been duly authorized and validly issued, are fully paid and non-assessable, and were not issued in violation of the preemptive rights of any party or of any agreement by which Debtor or the issuer thereof is bound. No restrictions or conditions exist with respect to the transfer or voting of any securities pledged as Collateral.

                                   ARTICLE III

                  DEBTOR'S OTHER REPRESENTATIONS AND WARRANTIES

         3.1 Solvency of Debtor.  As of the date hereof,  (i) Debtor is solvent;
(ii) the fair saleable value of Debtor's assets exceeds Debtor's liabilities (both fixed and contingent); (iii) Debtor has sufficient capital to satisfy all of Debtor's obligations as they become due; (iv) no receiver, trustee, or custodian has been appointed for, or taken possession of, all or substantially all of the assets of Debtor, either in a proceeding brought by Debtor or in a proceeding brought against Debtor; (v) Debtor is not the subject of a petition for relief under the United States Bankruptcy Code or any similar federal or state insolvency law, including without limitation a petition filed by Debtor or a petition filed by a third party seeking relief against Debtor; and (vi) Debtor has no intention of filing a petition for relief under the United States Bankruptcy Code or any similar federal or state insolvency law, or of seeking any other form of creditor relief, within the two-year period immediately following the date of this Agreement.

         3.2 Authority and Compliance. Debtor has full power and authority to enter into this Agreement. Debtor has full power and authority to enter into and perform its obligations under the Purchase Agreement and each Other Agreement. No further consent or approval is required as a condition to the validity of this Agreement, the Purchase Agreement or any Other Agreement. Debtor is in compliance with all applicable laws, ordinances, statutes, orders, regulations, judgments, writs, or decrees of any governmental entity to which it is subject.

         3.3 Binding Agreement. This Agreement, the Purchase Agreement and each Other Agreement constitute valid and legally binding obligations of Debtor, in accordance with their terms, subject to (a) the applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting creditors' rights generally and (b) restrictions imposed by any court of competent jurisdiction on the enforcement of non-competition and exclusive use restrictive covenants imposed under the Purchase Agreement or any Other Agreement.

         3.4 Litigation. There are no proceedings pending or, to the knowledge of Debtor, threatened before any court or administrative agency which will or may have a material adverse effect on the financial condition of Debtor or upon Debtor's ability to perform its obligations under this Agreement, the Purchase Agreement or any Other Agreement.

         3.5 No Conflicting Agreements. There are no provisions of any existing agreement, mortgage, indenture or contract binding on Debtor or affecting its property, which would conflict with or in any way prevent the execution, delivery, or carrying out of the terms of this Agreement, the Purchase Agreement or any Other Agreement.

         3.6 Ownership of Assets. Debtor has good and full title to the Collateral, and the Collateral is owned free and clear of liens, charges, claims, security interests, and other encumbrances.

     3.7 Taxes. Debtor has filed all tax returns required to be filed by Debtor.

                                   ARTICLE IV

                  DEBTOR'S COVENANTS WITH RESPECT TO COLLATERAL

         Debtor covenants and agrees that from the date hereof and until the payment and performance in full of the Obligations unless Secured Party otherwise consents in writing:

         4.1 Delivery of Instruments and/or Certificates. Contemporaneously herewith, Debtor covenants and agrees to deliver to Secured Party any certificates, documents, or instruments representing or evidencing the Collateral, with Debtor's endorsement thereon and/or accompanied by property instruments of transfer and assignment duly executed in blank with, if requested by Secured Party, signatures guaranteed by a member or member organization in good standing of an authorized Securities Transfer Agents Medallion Program, all in form and substance satisfactory to Secured Party.

         4.2 Further Assurances. Debtor will contemporaneously with the execution hereof and from time to time thereafter at its expense promptly execute and deliver all further instruments and documents and take all further action necessary or appropriate or that Secured Party may request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest, (ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (iii) to otherwise effect the purposes of this Agreement, including without limitation: (A) executing and filing any financing or continuation statements, or any amendments thereto; (B) obtaining written confirmation from the issuer of any securities pledged as Collateral of the pledge of such securities, in form and substance satisfactory to Secured Party;
(C) cooperating with Secured Party in registering the pledge of any securities pledged as Collateral with the issuer of such securities; (D) delivering notice of Secured Party's security interest in any securities pledged as Collateral to any securities or financial intermediary, clearing corporation or other party required by Secured Party, in form and substance satisfactory to Secured Party; and (E) obtaining written confirmation of the pledge of any securities constituting Collateral from any securities or financial intermediary, clearing corporation or other party required by Secured Party, in form and substance satisfactory to Secured Party.

         4.3 Additional Property. All Additional Property, as defined in Section 1.1(c) above, received by Debtor shall be received in trust for the benefit of Secured Party. All Additional Property and all certificates or other written instruments or documents evidencing and/or representing the Additional Property that is received by Debtor, together with such instruments of transfer as Secured Party may request, shall immediately be delivered to or deposited with Secured Party and held by Secured Party as Collateral under the terms of this Agreement. If the Additional Property received by Debtor and delivered to Secured Party pursuant to this Section shall be shares of stock or other securities, such shares of stock or other securities shall be duly endorsed in blank or accompanied by proper instruments of transfer and assignment duly executed in blank with, if requested by Secured Party, signatures guaranteed by a member or member organization in good standing of an authorized Securities Transfer Agents Medallion Program, all in form and substance satisfactory to Secured Party. Secured Party shall be deemed to have possession of any Collateral in transit to Secured Party or its agent.

         4.4 Sale, Transfer, Encumbrance. Debtor will not sell, transfer, mortgage, or otherwise encumber any Collateral or impair the value thereof in any manner without Secured Party's prior written consent, including without limitation by purchase, lease, barter, trade, payment deferral, or the creation, assumption or guarantee of indebtedness or other lending of credit. Secured Party's written consent to any sale, mortgage, transfer, or encumbrance shall not be construed to be a waiver of this provision in respect to any subsequent proposed sale, mortgage, transfer, or encumbrance.

         4.5 Liens. Neither Debtor nor any person acting on Debtor's behalf has, or shall have any right, power, or authority to and shall not create, incur, or permit to be placed or imposed, upon the Collateral, any lien of any type or nature whatsoever, other than the liens in favor of Secured Party.

         4.6 Matters or Occurrences Affecting Collateral or this Agreement. Debtor will promptly notify Secured Party of any and all matters or occurrences that may have a material adverse effect on the status or value of the Collateral or this Agreement, including without limitation the occurrence of an Event of Default, or an event which, with giving of notice or lapse of time, or both, would constitute an Event of Default.

     4.7 Agreements Pertaining to Collateral. Debtor will not enter into any type of contract or agreement pertaining to any of the Collateral or in any way transfer any voting rights pertaining to the Collateral to any person or entity.

         4.8 Dilution of Ownership. As to any securities pledged as Collateral, Debtor will not consent to or approve of the issuance of (i) any additional shares of any class of securities of such issuer, (ii) any instrument convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such securities, or (iii) any warrants, options, contracts or other commitments entitling any third party to purchase or otherwise acquire any such securities. Notwithstanding the foregoing or any other provision of this Agreement to the contrary, Debtor (i) shall comply with his obligations under the Purchase Agreement and each Other Document, and (ii) may consent to any issuance of shares of Horizon if such issuance has been approved by a majority of the Board of Directors of Horizon.

         4.9 Restrictions on Securities. Debtor will not enter into any agreement creating, or otherwise permit to exist, any restriction or condition upon the transfer, voting or control of any securities pledged as Collateral, except as consented to in writing by Secured Party. As to any securities pledged as collateral, Debtor will not consent to or approve of any stock split, reverse stock split, stock dividend, reclassification, or other similar act or transaction regarding the Shares unless consented to in writing by Secured Party.

                                    ARTICLE V

                         DEBTOR'S AFFIRMATIVE COVENANTS

         Until payment and performance of all Obligations, Debtor covenants and agrees that it shall promptly advise Secured Party in writing of any litigation filed against Debtor and of any condition, event or act which comes to its attention that would or might have a material adverse effect on Debtor's financial condition or on Debtor's ability to perform the Obligations.

                                   ARTICLE VI

                               NEGATIVE COVENANTS

         Until payment and performance of all Obligations, Debtor covenants and agrees that Debtor will not, without the prior written consent of Secured Party:

     6.1 Liens. Grant, suffer, or permit liens on, or security interests in, the Collateral.

         6.2 Violate Other Covenants. Violate or fail to comply with any covenants or agreements regarding other debt which will or would with the passage of time or upon demand cause the maturity of any other debt to be accelerated.

                                   ARTICLE VII

                              DEFAULT AND REMEDIES

     7.1 Events of Default. An Event of Default (herein so called) shall exist if any one or more of the following events shall occur:

                  (a) The failure of Debtor to pay any amount required to be paid under the Purchase Agreement (including, without limitation, the indemnity provisions contained therein), or any other amount which Debtor may now or hereafter owe to Secured Party under any Other Agreement or otherwise, within
(15) calendar days after such amount is due;

     (b) The failure of Debtor to pay any Obligation within (15) calendar days after such amount is due; and

                  (c) Debtor's breach of a covenant in this Agreement or any other failure to perform its obligations under this Agreement or any Other Agreement.

     7.2 Secured Party's Remedies. Upon the occurrence of an Event of Default:

                  (a) Secured Party may declare the Obligations in whole or part immediately due and may enforce payment and performance of the same and exercise any rights under the Texas UCC, rights and remedies of Secured Party under this Agreement, or otherwise.

                  (b) Secured Party may, at Secured Party's option and at the expense of Debtor, either in Secured Party's own right or in the name of Debtor and in the same manner and to the same extent that Debtor might reasonably so act if this Agreement had not been made: (i) do all things requisite, convenient, or necessary to enforce the performance and observance of all rights, remedies and privileges of Debtor arising from the Collateral, or any part thereof, including without limitation compromising, waiving, excusing, or in any manner releasing or discharging any obligation of any party to or arising from the Collateral; (ii) take possession of the books, papers, chattel paper, documents of title, and accounts of Debtor, wherever located, relating to the Collateral; (iii) sue or otherwise collect and receive money attributable to the Collateral; and (iv) exercise any other lawfully available powers or remedies, and do all other things which Secured Party deems requisite, convenient or necessary or which the Secured Party deems proper to protect the Security Interest.

                  (b) Secured Party may foreclose this Agreement in the manner now or hereafter provided or permitted by law and may upon such reasonable notification prior thereto as may be required by applicable law (Debtor hereby agreeing that ten days' notice is commercially reasonable), sell, assign, transfer, or otherwise dispose of the Collateral at public or private sale, in whole or in part, and Secured Party may, in its own name or as Debtor's attorney-in-fact effectively assign and transfer the Collateral, or any part thereof, absolutely, and execute and deliver all necessary assignments, conveyances, bills of sale, and other instruments with power to substitute one or more persons or corporations with like power. Any such foreclosure sale, assignment, transfer, or other disposition shall, to the extent permitted by law, be a perpetual bar, both at law and in equity, against Debtor and all persons and corporations lawfully claiming by or through or under Debtor. Any such foreclosure sale may be adjourned from time to time. Upon any sale, Secured Party may bid for and purchase the Collateral, or any part thereof, and upon compliance with the terms of sale may hold, retain, possess and dispose of the Collateral, in its absolute right without further accountability. Secured Party shall have the right to be credited on the amount of its bid a corresponding amount of the Obligations as of the date of such sale.

                  (c) If, in the opinion of Secured Party, there is any question that a public sale or distribution of any Collateral will violate any state or federal securities law, Secured Party (i) may offer and sell securities privately to purchasers who will agree to take them for investment purposes and not with a view to distribution and who will agree to imposition of restrictive legends on the certificates representing the security, or (ii) may sell such securities in an intrastate offering under Section 3(a)(11) of the Securities Act of 1933, and no sale so made in good faith by Secured Party shall be deemed to be not "commercially reasonable" because so made.

                  (d)  Not  in  limitation  of  any  other   provision  of  this
Agreement, Secured Party shall have all rights and remedies of a secured party under the Texas UCC.

         7.3 Application of Proceeds. Secured Party may apply the proceeds of any foreclosure sale hereunder or from any other permitted disposition of the Collateral or any part thereof as follows: (a) first, to the payment of all reasonable costs and expenses of any foreclosure and collection hereunder and all proceedings in connection therewith, including reasonable attorneys' fees;
(b) then, to the reimbursement of Secured Party for all disbursements made by Secured Party for taxes, assessments or liens superior to the Security Interest and which Secured Party shall deem expedient to pay; (c) then, to the reimbursement of Secured Party of any other disbursements made by Secured Party in accordance with the terms hereof or under the Purchase Agreement or any Other Agreement; (d) then, to or among the amounts of fees, interest and principal then owing and unpaid in respect of the Obligations, in such priority as Secured Party may determine in its discretion; and (e) the remainder of such proceeds, if any, shall be paid to Debtor. If such proceeds shall be insufficient to discharge the entire Obligations, Secured Party shall have any other available legal recourse against Debtor under, or for the performance of, the Purchase Agreement and any Other Agreement between Debtor and Secured Party, for the deficiency, together with interest thereon at the maximum rate permitted under applicable law.

         7.4 Enforcement of Obligations. Nothing in this Agreement or in any other document or agreement shall affect or impair the unconditional and absolute right of Secured Party to enforce the Obligations as and when the same shall become due in accordance with the terms of the Purchase Agreement or Other Agreement.

                                  ARTICLE VIII

                             RIGHTS OF SECURED PARTY

         8.1 Subrogation. Upon the occurrence of an Event of Default, Secured Party, at its election, may subrogate to all of the interest, rights and remedies of the Debtor, in respect to any of the Collateral or agreements pertaining thereto.

         8.2 Secured Party Appointed Attorney-in-Fact. Debtor hereby appoints Secured Party as attorney-in-fact of Debtor, with full authority in the place and stead of Debtor and in the name of Debtor, Secured Party or otherwise, from time to time on Secured Party's discretion and upon the occurrence of an Event of Default, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation: (a) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) of this Section 8.2; (c) to file any claims or take any action or institute any proceeding which Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party against any of the Collateral; and (d) to assign and transfer the Collateral, or any part thereof, absolutely and to execute and deliver endorsements, assignments, conveyances, bills of sale and other instruments with power to substitute one or more persons or corporation with like power.

         8.3 Performance by Secured Party. If Debtor fails to perform any agreement contained herein, Secured Party may itself perform, or cause the performance of, such agreement, and the reasonable expenses of Secured Party incurred in connection therewith shall be payable by Debtor under Section 8.8. In no event, however, shall Secured Party have any obligation or duties whatsoever to perform any covenant or agreement of Debtor contained herein, and any such performance by Secured Party shall be wholly discretionary with Secured Party.

         8.4 Duties of Secured Party. The powers conferred upon Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for money actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Without limiting the generality of the foregoing, Secured Party shall not have any obligation, duty or responsibility to do any of the following: (a) ascertain any maturities, calls, conversions, exchanges, offers, tenders or similar matters relating to the Collateral or informing Debtor with respect to any such matters; (b) fix, preserve or exercise any right, privilege or option (whether conversion, redemption or otherwise) with respect to the Collateral; (c) collect any amounts payable in respect of the Collateral; (d) sell all or any portion of the Collateral, for any reason; or (e) hold the Collateral for or on behalf of any party other than Debtor.

         8.5 No Liability of Secured Party. Neither the acceptance of this Agreement by Secured Party, nor the exercise of any rights hereunder by Secured Party, shall be construed in any way as an assumption by Secured Party of any obligations, responsibilities, or duties of Debtor arising in connection with the Collateral assigned hereunder or otherwise bind Secured Party to the performance of any obligations respecting the Collateral, it being expressly understood that Secured Party shall not be obligated to perform, observe, or discharge any obligation, responsibility, duty, or liability of Debtor in respect of any of the Collateral, including without limitation appearing in or defending any action, expending any money or incurring any expense in connection therewith. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, DEBTOR SHALL AND DOES AGREE TO INDEMNIFY, PROTECT, DEFEND AND HOLD HARMLESS SECURED PARTY, ITS OFFICERS, DIRECTORS, REPRESENTATIVES, AGENTS, EMPLOYEES, LENDERS, SUCCESSORS AND ASSIGNS, FROM AND AGAINST ALL LIABILITIES, CLAIMS, DAMAGES, LOSSES, FINES, PENALTIES, CAUSES OF ACTIONS, SUITS, JUDGMENTS AND EXPENSES (INCLUDING COURT
COSTS, ATTORNEY'S FEES AND COST OF INVESTIGATION) OF ANY NATURE, KIND OR DESCRIPTION OF ANY PERSON OR ENTITY, DIRECTLY OR INDIRECTLY, ARISING OUT OF, CAUSED BY OR RESULTING FROM (IN WHOLE OR IN PART), ANY UNINTENTIONAL ACT OR OMISSION (OR INTENTIONAL ACT OR OMISSION SO LONG AS SUCH ACT OR OMISSION DOES NOT CONSTITUTE NEGLIGENCE) OF SECURED PARTY (OR ANYONE ACTING ON BEHALF OF SECURED PARTY) IN CONNECTION WITH THE COLLATERAL. THE FOREGOING INDEMNITY SHALL SURVIVE THE EXPIRATION OR EARLIER TERMINATION OF THIS AGREEMENT.

         8.6 Right of Secured Party to Defend Action Affecting Security. Secured Party may, at the expense of Debtor, appear in and defend any action or proceeding at law or in equity purporting to affect Secured Party's Security Interest under this Agreement.

         8.7 Right of Secured Party to Prevent or Remedy Default. If Debtor shall fail to perform any of the covenants, conditions and agreements required to be performed and observed by Debtor under the Purchase Agreement or Other Agreement, or in respect of the Collateral (subject to any applicable default cure period), Secured Party (a) may but shall not be obligated to take any action Secured Party deems necessary or desirable to prevent or remedy any such default by Debtor or otherwise to protect the Security Interest, and (b) shall have the absolute and immediate right to take possession of the Collateral or any part thereof (to the extent Secured Party has not previously taken possession) to such extent and as often as the Secured Party, in its sole discretion, deems necessary or desirable in order to prevent or to cure any such default by Debtor, or otherwise to protect the security of this Agreement. Secured Party may advance or expend such sums of money for the account of Debtor as Secured Party in its sole discretion deems necessary for any such purpose.

         8.8 Secured Party's Expenses. All reasonable advances, costs, expenses, charges and attorneys' fees which Secured Party may make, pay or incur under any provision of this Agreement for the protection of its security or for the enforcement of any of its rights hereunder, including, without limitation, in foreclosure proceedings commenced and subsequently abandoned or in any dispute or litigation in which Secured Party or the holder of any of the Obligations may become involved by reason of or arising out of the Purchase Agreement, any Other Agreement or the Collateral, shall be a part of the Obligations and shall be paid by Debtor to Secured Party, upon demand, and shall bear interest until paid at the maximum rate of interest permitted by applicable law, from the date incurred by Secured Party until repaid by Debtor.

         8.9. Convertible Collateral. Secured Party may present for conversion any Collateral which is convertible into any other instrument or investment security or a combination thereof with cash, but Secured Party shall not have any duty to present for conversion any Collateral unless it shall have received from Debtor detailed written instructions to that effect at a time reasonably far in advance of the final conversion date to make such conversion possible.

         8.10 Secured Party's Right of Set-Off. Upon the happening of any event entitling Secured Party to pursue any remedy provided herein, or if Secured Party shall be served with garnishment process in which Debtor shall be named as defendant, whether or not Debtor shall be in default hereunder at the time, Secured Party may, but shall not be required to, set-off any indebtedness owing by Secured Party to Debtor against any of the Obligations without first resorting to the security hereunder and without prejudice to any other rights or remedies of Secured Party or its Security Interest.

         8.11 Remedies. No right or remedy herein reserved to Secured Party is intended to be exclusive of any other right or remedy, but each and every such remedy shall be cumulative, not in lieu of, but in addition to any other rights or remedies given under this Agreement and all other security documents. Any and all of Secured Party's rights and remedies may be exercised from time to time and as often as such exercise as deemed necessary or desirable by Secured Party.

         8.12 Debtor's Waivers. Debtor waives notice of the creation, advance, increase, existence, extension, or renewal of, and of any indulgence with respect to, the Obligations; waives notice of intent to accelerate, notice of acceleration, notice of intent to demand, presentment, demand, notice of
dishonor,  and  protest;   waives  notice  of  the  amount  of  the  Obligations
outstanding at any time, notice of any change in financial condition of any person liable for the Obligations or any part thereof, notice of any Event of Default, and all other notices respecting the Obligations; and agrees that maturity of the Obligations and any part thereof may be accelerated, extended, or renewed one or more times by Secured Party in its discretion, without notice to Debtor.

         8.13 Other Parties and Other Collateral. No renewal or extension of or any other indulgence with respect to the Obligations or any part thereof, no release of any security, no release of any person (including any maker, endorser, guarantor, or surety) liable on the Obligations, no delay in enforcement of payment, and no delay or admission or lack of diligence or care in exercising any right or power with respect to the Obligations or any security therefor or guaranty thereof or under this Agreement shall in other manner impair or affect the rights of Secured Party under the law, under this Agreement, or under any other document or agreement pertaining to the other security for the Obligations, before foreclosing upon the Collateral for the purpose of paying the Obligations. Debtor waives any right to the benefit of or to require or control application of any other security or proceeds thereof, and Debtor agrees that Secured Party shall have no duty or obligation to Debtor to apply to the Obligations any such other security or proceeds thereof.

         8.14 Relationship Among Secured Party. Either or both of Secured Party are entitled to enforce any and all rights granted to Secured Party in this Agreement, and to take any other action allowed to be taken by Secured Party under this Agreement. Neither Secured Party is under any obligation to act jointly or in concert with the other Secured Party pursuant to this Agreement. Any action required to be taken by Debtor, or notice required to be given by Debtor, shall be taken or given with respect to both of Secured Party.

                                   ARTICLE IX

                                  MISCELLANEOUS

     9.1 Terms Commercially Reasonable. The terms of this Agreement shall be deemed commercially reasonable within the meaning of the Texas UCC.

         9.2 Notices. Any notices or demands required or permitted to be given hereunder shall be deemed sufficiently given if in writing and personally delivered or mailed (with all postage and charges prepaid), addressed to Secured Party or to Debtor their respective addresses set forth below, or at such other address as the above parties may from time to time designate by written notice to the other given in accordance with this Section 9.2. Any such notice, if personally delivered or transmitted by telex or telegram, shall be deemed to have been given on the date so delivered or transmitted or, if mailed, be deemed to have been given on the day after such notice is placed in the United States mail in accordance with this Section 9.2.

                  Secured Party:  1301 Capital of Texas Hwy., Suite C-300
                                  Austin, Travis County, Texas 78746
                                  Attn: President

                  with copy to:   Timothy L. LaFrey, Esq.
                                  Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                  1900 Frost Bank Plaza
                                  816 Congress Avenue
                                  Austin, Texas 78701

                  Debtor: D. Brent Reed and Carellyn S. Reed 157 Cascade Falls Drive
                                  Folsom, California   95630

         9.3 Parties Bound. Secured Party's rights under this Agreement and the Security Interest shall inure to the benefits of its successors and assigns, and in the event of any assignment or transfer of any of the Obligations or the Collateral, Secured Party thereafter shall be fully discharged from any responsibility with respect to the Collateral so assigned or transferred, but Secured Party shall retain all rights and powers hereby given with respect to any of the Obligations or Collateral not so assigned or transferred. All representations, warranties, and agreements of Debtor if more than one are joint and several, and all shall be binding upon the personal representatives, heirs, successors, and assigns of Debtor.

         9.4 Waiver. No delay of Secured Party in exercising any power or right shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. No waiver by Secured Party of any right hereunder of any default by Debtor shall be binding upon Secured Party unless in writing, and no failure by Secured Party to exercise any power or right hereunder or waiver of any default by Debtor shall operate as a waiver of any other or further exercise of such right or power of any further default.

         9.5 Agreement Continuing. This Agreement shall constitute a continuing agreement, applying to all future as well as existing transactions, whether or not of the character contemplated at the date of this Agreement, and if all transactions between Secured Party and Debtor shall be closed at any time, shall be equally applicable to any new transactions thereafter. Provisions of this Agreement, unless by their terms exclusive, shall be in addition to those contained in any Other Agreement.

         9.6 Definitions. Unless the context indicated otherwise, definitions in the Texas Business and Commerce Code ("Texas UCC") apply to words and phrases in this Agreement; if Texas UCC definitions conflict, Chapter 9 definitions apply.

         9.7 Miscellaneous. In this Agreement, whenever the context so requires, the neuter gender includes the masculine and feminine, and the singular number includes the plural and vice versa. The headings of paragraphs herein are inserted only for convenience and shall in no way define, describe or limit the scope of intent of any provisions of this Agreement. No change, amendment, modification, cancellation, or discharge of any provision of this Agreement shall be valid unless consented to in writing by Secured Party.

         9.8 Assignment of Secured Party's Interest. Secured Party shall have the right to assign all or any portion of its rights in this Agreement without approval or consent. Debtor may not assign this Agreement or any of its rights or obligations hereunder without the express prior written consent of Secured Party in each instance.

     9.9 Applicable Laws. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

     9.10 ENTIRE AGREEMENT. THIS AGREEMENT AND THE PURCHASE AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                            [Signature page follows]

                                SIGNATURE PAGE TO

                                 ASSIGNMENT AND

                               SECURITY AGREEMENT

         EXECUTED this 1st day of September, 1999.



DEBTOR:                                   /s/ D. Brent Reed

                                          Printed Name: D. Brent Reed

                                          /s/ Carellyn S. Reed

                                          Printed Name: Carellyn S. Reed

SECURED PARTY:                            Prime Medical Operating, Inc.

                                          By: /s/ Cheryl Williams

                                          Name: Cheryl Williams

                                          Title: Vice President


                                          Prime/BDR Acquisition, L.L.C.

                                          By: /s/ Cheryl Williams

                                          Name: Cheryl Williams

                                          Title: Vice President

                        ASSIGNMENT AND SECURITY AGREEMENT

     THIS ASSIGNMENT AND SECURITY AGREEMENT (this "Agreement") is made and entered into as of the 1st day of September, 1999, by and between Prime Medical Operating, Inc., a Delaware corporation ("PMOI"), Prime/BDR Acquisition, L.L.C., a Delaware limited liability company ("Prime") (PMOI and Prime are referred to herein, jointly and severally, as "Secured Party") and Bradley J. Sandler, M.D. (the "Debtor").

                                    RECITALS:

         A. Debtor and Secured Party have executed and delivered that certain Stock Purchase Agreement dated as of September 1, 1999 (the "Purchase Agreement"), pursuant to which Secured Party purchased from Debtor certain shares of the $0.01 par value common stock of Horizon Vision Center, Inc, a Nevada corporation ("Horizon").

         B. Secured Party has requested that Debtor pledge the Collateral (as defined below) to secure certain obligations and liabilities that Debtor may now or hereafter have to Secured Party, including, without limitation, any indemnity obligations arising under the Purchase Agreement.

     C. Debtor desires to enter into this Agreement as a material inducement to Secured Party's purchase of Debtor's shares of Horizon under the Purchase Agreement.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which Debtor acknowledges, Debtor and Secured Party agree as follows:

                                    ARTICLE I

                       COLLATERAL AND SECURED OBLIGATIONS

         1.1 Grant of Security Interest. Debtor hereby assigns, transfers, and pledges to Secured Party, and Debtor hereby grants to Secured Party a security interest in, the following described collateral (collectively, the "Collateral"):

                  (a) Shares of Horizon. From and after the date of this Agreement, (i) all shares of the common stock of Horizon owned or acquired in any manner by Debtor or Secured Party, (collectively, the "Shares"), (ii) any replacements, substitutions, or exchanges of the certificates representing the Shares, and (iii) any and all options, rescission rights, registration rights, conversion rights, subscription rights, contractual or quasi-contractual rights, warrants, redemption rights, redemption proceeds, calls, preemptive rights and all other rights and benefits pertaining to the Shares;

                  (b) Accounts. All accounts and rights now or hereafter attributable to any of the Collateral described in (a) above, and all rights of Debtor now or hereafter arising under any agreement pertaining to the Collateral described in (a) above, including without limitation all distributions, proceeds, fees, dividends, preferences, payments or other benefits of whatever nature which Debtor is now or may hereafter become entitled to receive with respect to any Collateral described in (a) above;

                  (c) Additional Property. "Collateral" shall also include the following property (collectively, the "Additional Property") which Debtor becomes entitled to receive or shall receive in connection with any of the Collateral described in this Section 1.1: (i) any stock certificate, including without limitation, any certificate representing a stock dividend or any certificate in connection with any recapitalization, reclassification, merger, consolidation, conversion, sale of assets, combination of shares, stock split, reverse stock split or spin-off; (ii) any option, warrant, subscription or right, whether as an addition to or in substitution of any of the Collateral described in this Section 1.1; (iii) any dividends or distributions of any kind whatsoever, whether distributable in cash, stock or other property; (iv) any interest, premium or principal payments; and (v) any conversion or redemption proceeds; and

                  (d) Proceeds. All proceeds (cash and non-cash) arising out of the sale, exchange, collection or other disposition of all or any portion of the Collateral described in (a), (b), or (c) above, including without limitation proceeds in the form of stock, accounts, chattel paper, instruments, documents, goods, inventory and equipment.

The security interest in the Collateral hereby granted by Debtor to Secured Party may sometimes be referred to in this Agreement as the "Security Interest".

         1.2 Obligations. This Agreement and the Security Interest shall secure full and punctual payment and performance of the following indebtedness, duties and obligations (collectively, the "Obligations"):

                  (a) All liabilities and obligations of Debtor to Secured Party (including, without limitation, any principal, interest, fees and other amounts, and any indemnity obligations) under and pursuant to the Purchase Agreement, this Agreement and/or any other contract or agreement between Secured Party and Debtor or any affiliate of Debtor (collectively, "Other Agreements"; and

                  (b) (i) all indebtedness, obligations and liabilities of Debtor and/or any affiliate of Debtor to Secured Party of any kind or character, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, arising from, connected with, or related to the Purchase Agreement or any Other Agreement, or any other document, agreement, or instrument executed in connection either of them, (ii) all accrued but unpaid interest on any of the indebtedness described in (i) above, (iii) all obligations of Debtor and/or any affiliate of Debtor to Secured Party under any documents or agreements evidencing, securing, governing and/or pertaining to all or any part of the indebtedness described in (i) and (ii) above, (iv) all costs and expenses incurred by Secured Party in connection with the collection and administration of all or any part of the indebtedness and obligations described in (i), (ii) and (iii) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including without limitation all attorneys' fees, and (v) all renewals, extensions, modifications and rearrangements of the indebtedness and obligations described in (i), (ii), (iii) and (iv) above.

                  (c) All sums now or hereafter loaned or advanced by Secured Party to Debtor, or expended by Secured Party for the account of Debtor or otherwise owing by Debtor to Secured Party, in respect of the Obligations, and all other sums expended or advanced by Secured Party pursuant to any term or provision of this Agreement or any Other Agreement (i) to collect and/or enforce the Obligations or (ii) to maintain, protect and preserve the Collateral.

                                   ARTICLE II

       DEBTOR'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO COLLATERAL

       Debtor hereby represents and warrants to Secured Party as follows:

         2.1 Ownership of Collateral. Debtor has good and marketable title to the Collateral free and clear of any liens, security interests, shareholders agreement, calls, charge, or encumbrance, except for this Security Interest. No financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except as may have been filed in favor of Secured Party relating to this Agreement.

         2.2 Power & Authority. Debtor has the lawful right, power, and authority to grant the Security Interest in the Collateral. This Agreement, together with all filings and other actions necessary or desirable to perfect and protect such security interest, which have been duly taken, create a valid and perfected first priority security interest in the Collateral securing the payment and performance of the Obligations.

         2.3 No Agreements. The Shares are not subject to any right of redemption, or any call or put options, voting trust, proxy, shareholders agreement, right of first refusal, or any other document or agreement which would in any way impair or adversely affect this Security Interest or the rights of Secured Party under this Agreement.

         2.4 Securities. Any certificates evidencing securities pledged as Collateral are valid and genuine and have not been altered. All securities pledged as Collateral have been duly authorized and validly issued, are fully paid and non-assessable, and were not issued in violation of the preemptive rights of any party or of any agreement by which Debtor or the issuer thereof is bound. No restrictions or conditions exist with respect to the transfer or voting of any securities pledged as Collateral.

                                   ARTICLE III

                  DEBTOR'S OTHER REPRESENTATIONS AND WARRANTIES

         3.1 Solvency of Debtor.  As of the date hereof,  (i) Debtor is solvent;
(ii) the fair saleable value of Debtor's assets exceeds Debtor's liabilities (both fixed and contingent); (iii) Debtor has sufficient capital to satisfy all of Debtor's obligations as they become due; (iv) no receiver, trustee, or custodian has been appointed for, or taken possession of, all or substantially all of the assets of Debtor, either in a proceeding brought by Debtor or in a proceeding brought against Debtor; (v) Debtor is not the subject of a petition for relief under the United States Bankruptcy Code or any similar federal or state insolvency law, including without limitation a petition filed by Debtor or a petition filed by a third party seeking relief against Debtor; and (vi) Debtor has no intention of filing a petition for relief under the United States Bankruptcy Code or any similar federal or state insolvency law, or of seeking any other form of creditor relief, within the two-year period immediately following the date of this Agreement.

         3.2 Authority and Compliance. Debtor has full power and authority to enter into this Agreement. Debtor has full power and authority to enter into and perform its obligations under the Purchase Agreement and each Other Agreement. No further consent or approval is required as a condition to the validity of this Agreement, the Purchase Agreement or any Other Agreement. Debtor is in compliance with all applicable laws, ordinances, statutes, orders, regulations, judgments, writs, or decrees of any governmental entity to which it is subject.

         3.3 Binding Agreement. This Agreement, the Purchase Agreement and each Other Agreement constitute valid and legally binding obligations of Debtor, in accordance with their terms, subject to (a) the applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting creditors' rights generally and (b) restrictions imposed by any court of competent jurisdiction on the enforcement of non-competition and exclusive use restrictive covenants imposed under the Purchase Agreement or any Other Agreement.

         3.4 Litigation. There are no proceedings pending or, to the knowledge of Debtor, threatened before any court or administrative agency which will or may have a material adverse effect on the financial condition of Debtor or upon Debtor's ability to perform its obligations under this Agreement, the Purchase Agreement or any Other Agreement.

         3.5 No Conflicting Agreements. There are no provisions of any existing agreement, mortgage, indenture or contract binding on Debtor or affecting its property, which would conflict with or in any way prevent the execution, delivery, or carrying out of the terms of this Agreement, the Purchase Agreement or any Other Agreement.

         3.6 Ownership of Assets. Debtor has good and full title to the Collateral, and the Collateral is owned free and clear of liens, charges, claims, security interests, and other encumbrances.

     3.7 Taxes. Debtor has filed all tax returns required to be filed by Debtor.

                                   ARTICLE IV

                  DEBTOR'S COVENANTS WITH RESPECT TO COLLATERAL

         Debtor covenants and agrees that from the date hereof and until the payment and performance in full of the Obligations unless Secured Party otherwise consents in writing:

         4.1 Delivery of Instruments and/or Certificates. Contemporaneously herewith, Debtor covenants and agrees to deliver to Secured Party any certificates, documents, or instruments representing or evidencing the Collateral, with Debtor's endorsement thereon and/or accompanied by property instruments of transfer and assignment duly executed in blank with, if requested by Secured Party, signatures guaranteed by a member or member organization in good standing of an authorized Securities Transfer Agents Medallion Program, all in form and substance satisfactory to Secured Party.

         4.2 Further Assurances. Debtor will contemporaneously with the execution hereof and from time to time thereafter at its expense promptly execute and deliver all further instruments and documents and take all further action necessary or appropriate or that Secured Party may request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest, (ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (iii) to otherwise effect the purposes of this Agreement, including without limitation: (A) executing and filing any financing or continuation statements, or any amendments thereto; (B) obtaining written confirmation from the issuer of any securities pledged as Collateral of the pledge of such securities, in form and substance satisfactory to Secured Party;
(C) cooperating with Secured Party in registering the pledge of any securities pledged as Collateral with the issuer of such securities; (D) delivering notice of Secured Party's security interest in any securities pledged as Collateral to any securities or financial intermediary, clearing corporation or other party required by Secured Party, in form and substance satisfactory to Secured Party; and (E) obtaining written confirmation of the pledge of any securities constituting Collateral from any securities or financial intermediary, clearing corporation or other party required by Secured Party, in form and substance satisfactory to Secured Party.

         4.3 Additional Property. All Additional Property, as defined in Section 1.1(c) above, received by Debtor shall be received in trust for the benefit of Secured Party. All Additional Property and all certificates or other written instruments or documents evidencing and/or representing the Additional Property that is received by Debtor, together with such instruments of transfer as Secured Party may request, shall immediately be delivered to or deposited with Secured Party and held by Secured Party as Collateral under the terms of this Agreement. If the Additional Property received by Debtor and delivered to Secured Party pursuant to this Section shall be shares of stock or other securities, such shares of stock or other securities shall be duly endorsed in blank or accompanied by proper instruments of transfer and assignment duly executed in blank with, if requested by Secured Party, signatures guaranteed by a member or member organization in good standing of an authorized Securities Transfer Agents Medallion Program, all in form and substance satisfactory to Secured Party. Secured Party shall be deemed to have possession of any Collateral in transit to Secured Party or its agent.

         4.4 Sale, Transfer, Encumbrance. Debtor will not sell, transfer, mortgage, or otherwise encumber any Collateral or impair the value thereof in any manner without Secured Party's prior written consent, including without limitation by purchase, lease, barter, trade, payment deferral, or the creation, assumption or guarantee of indebtedness or other lending of credit. Secured Party's written consent to any sale, mortgage, transfer, or encumbrance shall not be construed to be a waiver of this provision in respect to any subsequent proposed sale, mortgage, transfer, or encumbrance.

         4.5 Liens. Neither Debtor nor any person acting on Debtor's behalf has, or shall have any right, power, or authority to and shall not create, incur, or permit to be placed or imposed, upon the Collateral, any lien of any type or nature whatsoever, other than the liens in favor of Secured Party.

         4.6 Matters or Occurrences Affecting Collateral or this Agreement. Debtor will promptly notify Secured Party of any and all matters or occurrences that may have a material adverse effect on the status or value of the Collateral or this Agreement, including without limitation the occurrence of an Event of Default, or an event which, with giving of notice or lapse of time, or both, would constitute an Event of Default.

     4.7 Agreements Pertaining to Collateral. Debtor will not enter into any type of contract or agreement pertaining to any of the Collateral or in any way transfer any voting rights pertaining to the Collateral to any person or entity.

         4.8 Dilution of Ownership. As to any securities pledged as Collateral, Debtor will not consent to or approve of the issuance of (i) any additional shares of any class of securities of such issuer, (ii) any instrument convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such securities, or (iii) any warrants, options, contracts or other commitments entitling any third party to purchase or otherwise acquire any such securities. Notwithstanding the foregoing or any other provision of this Agreement to the contrary, Debtor (i) shall comply with his obligations under the Purchase Agreement and each Other Document, and (ii) may consent to any issuance of shares of Horizon if such issuance has been approved by a majority of the Board of Directors of Horizon.

         4.9 Restrictions on Securities. Debtor will not enter into any agreement creating, or otherwise permit to exist, any restriction or condition upon the transfer, voting or control of any securities pledged as Collateral, except as consented to in writing by Secured Party. As to any securities pledged as collateral, Debtor will not consent to or approve of any stock split, reverse stock split, stock dividend, reclassification, or other similar act or transaction regarding the Shares unless consented to in writing by Secured Party.

                                    ARTICLE V

                         DEBTOR'S AFFIRMATIVE COVENANTS

         Until payment and performance of all Obligations, Debtor covenants and agrees that it shall promptly advise Secured Party in writing of any litigation filed against Debtor and of any condition, event or act which comes to its attention that would or might have a material adverse effect on Debtor's financial condition or on Debtor's ability to perform the Obligations.

                                   ARTICLE VI

                               NEGATIVE COVENANTS

         Until payment and performance of all Obligations, Debtor covenants and agrees that Debtor will not, without the prior written consent of Secured Party:

     6.1 Liens. Grant, suffer, or permit liens on, or security interests in, the Collateral.

         6.2 Violate Other Covenants. Violate or fail to comply with any covenants or agreements regarding other debt which will or would with the passage of time or upon demand cause the maturity of any other debt to be accelerated.

                                   ARTICLE VII

                              DEFAULT AND REMEDIES

     7.1 Events of Default. An Event of Default (herein so called) shall exist if any one or more of the following events shall occur:

                  (a) The failure of Debtor to pay any amount required to be paid under the Purchase Agreement (including, without limitation, the indemnity provisions contained therein), or any other amount which Debtor may now or hereafter owe to Secured Party under any Other Agreement or otherwise, within
(15) calendar days after such amount is due;

     (b) The failure of Debtor to pay any Obligation within (15) calendar days after such amount is due; and

                  (c) Debtor's breach of a covenant in this Agreement or any other failure to perform its obligations under this Agreement or any Other Agreement.

     7.2 Secured Party's Remedies. Upon the occurrence of an Event of Default:

                  (a) Secured Party may declare the Obligations in whole or part immediately due and may enforce payment and performance of the same and exercise any rights under the Texas UCC, rights and remedies of Secured Party under this Agreement, or otherwise.

                  (b) Secured Party may, at Secured Party's option and at the expense of Debtor, either in Secured Party's own right or in the name of Debtor and in the same manner and to the same extent that Debtor might reasonably so act if this Agreement had not been made: (i) do all things requisite, convenient, or necessary to enforce the performance and observance of all rights, remedies and privileges of Debtor arising from the Collateral, or any part thereof, including without limitation compromising, waiving, excusing, or in any manner releasing or discharging any obligation of any party to or arising from the Collateral; (ii) take possession of the books, papers, chattel paper, documents of title, and accounts of Debtor, wherever located, relating to the Collateral; (iii) sue or otherwise collect and receive money attributable to the Collateral; and (iv) exercise any other lawfully available powers or remedies, and do all other things which Secured Party deems requisite, convenient or necessary or which the Secured Party deems proper to protect the Security Interest.

                  (b) Secured Party may foreclose this Agreement in the manner now or hereafter provided or permitted by law and may upon such reasonable notification prior thereto as may be required by applicable law (Debtor hereby agreeing that ten days' notice is commercially reasonable), sell, assign, transfer, or otherwise dispose of the Collateral at public or private sale, in whole or in part, and Secured Party may, in its own name or as Debtor's attorney-in-fact effectively assign and transfer the Collateral, or any part thereof, absolutely, and execute and deliver all necessary assignments, conveyances, bills of sale, and other instruments with power to substitute one or more persons or corporations with like power. Any such foreclosure sale, assignment, transfer, or other disposition shall, to the extent permitted by law, be a perpetual bar, both at law and in equity, against Debtor and all persons and corporations lawfully claiming by or through or under Debtor. Any such foreclosure sale may be adjourned from time to time. Upon any sale, Secured Party may bid for and purchase the Collateral, or any part thereof, and upon compliance with the terms of sale may hold, retain, possess and dispose of the Collateral, in its absolute right without further accountability. Secured Party shall have the right to be credited on the amount of its bid a corresponding amount of the Obligations as of the date of such sale.

                  (c) If, in the opinion of Secured Party, there is any question that a public sale or distribution of any Collateral will violate any state or federal securities law, Secured Party (i) may offer and sell securities privately to purchasers who will agree to take them for investment purposes and not with a view to distribution and who will agree to imposition of restrictive legends on the certificates representing the security, or (ii) may sell such securities in an intrastate offering under Section 3(a)(11) of the Securities Act of 1933, and no sale so made in good faith by Secured Party shall be deemed to be not "commercially reasonable" because so made.

                  (d)  Not  in  limitation  of  any  other   provision  of  this
Agreement, Secured Party shall have all rights and remedies of a secured party under the Texas UCC.

         7.3 Application of Proceeds. Secured Party may apply the proceeds of any foreclosure sale hereunder or from any other permitted disposition of the Collateral or any part thereof as follows: (a) first, to the payment of all reasonable costs and expenses of any foreclosure and collection hereunder and all proceedings in connection therewith, including reasonable attorneys' fees;
(b) then, to the reimbursement of Secured Party for all disbursements made by Secured Party for taxes, assessments or liens superior to the Security Interest and which Secured Party shall deem expedient to pay; (c) then, to the reimbursement of Secured Party of any other disbursements made by Secured Party in accordance with the terms hereof or under the Purchase Agreement or any Other Agreement; (d) then, to or among the amounts of fees, interest and principal then owing and unpaid in respect of the Obligations, in such priority as Secured Party may determine in its discretion; and (e) the remainder of such proceeds, if any, shall be paid to Debtor. If such proceeds shall be insufficient to discharge the entire Obligations, Secured Party shall have any other available legal recourse against Debtor under, or for the performance of, the Purchase Agreement and any Other Agreement between Debtor and Secured Party, for the deficiency, together with interest thereon at the maximum rate permitted under applicable law.

         7.4 Enforcement of Obligations. Nothing in this Agreement or in any other document or agreement shall affect or impair the unconditional and absolute right of Secured Party to enforce the Obligations as and when the same shall become due in accordance with the terms of the Purchase Agreement or Other Agreement.

                                  ARTICLE VIII

                             RIGHTS OF SECURED PARTY

         8.1 Subrogation. Upon the occurrence of an Event of Default, Secured Party, at its election, may subrogate to all of the interest, rights and remedies of the Debtor, in respect to any of the Collateral or agreements pertaining thereto.

         8.2 Secured Party Appointed Attorney-in-Fact. Debtor hereby appoints Secured Party as attorney-in-fact of Debtor, with full authority in the place and stead of Debtor and in the name of Debtor, Secured Party or otherwise, from time to time on Secured Party's discretion and upon the occurrence of an Event of Default, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation: (a) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) of this Section 8.2; (c) to file any claims or take any action or institute any proceeding which Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party against any of the Collateral; and (d) to assign and transfer the Collateral, or any part thereof, absolutely and to execute and deliver endorsements, assignments, conveyances, bills of sale and other instruments with power to substitute one or more persons or corporation with like power.

         8.3 Performance by Secured Party. If Debtor fails to perform any agreement contained herein, Secured Party may itself perform, or cause the performance of, such agreement, and the reasonable expenses of Secured Party incurred in connection therewith shall be payable by Debtor under Section 8.8. In no event, however, shall Secured Party have any obligation or duties whatsoever to perform any covenant or agreement of Debtor contained herein, and any such performance by Secured Party shall be wholly discretionary with Secured Party.

         8.4 Duties of Secured Party. The powers conferred upon Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for money actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Without limiting the generality of the foregoing, Secured Party shall not have any obligation, duty or responsibility to do any of the following: (a) ascertain any maturities, calls, conversions, exchanges, offers, tenders or similar matters relating to the Collateral or informing Debtor with respect to any such matters; (b) fix, preserve or exercise any right, privilege or option (whether conversion, redemption or otherwise) with respect to the Collateral; (c) collect any amounts payable in respect of the Collateral; (d) sell all or any portion of the Collateral, for any reason; or (e) hold the Collateral for or on behalf of any party other than Debtor.

         8.5 No Liability of Secured Party. Neither the acceptance of this Agreement by Secured Party, nor the exercise of any rights hereunder by Secured Party, shall be construed in any way as an assumption by Secured Party of any obligations, responsibilities, or duties of Debtor arising in connection with the Collateral assigned hereunder or otherwise bind Secured Party to the performance of any obligations respecting the Collateral, it being expressly understood that Secured Party shall not be obligated to perform, observe, or discharge any obligation, responsibility, duty, or liability of Debtor in respect of any of the Collateral, including without limitation appearing in or defending any action, expending any money or incurring any expense in connection therewith. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, DEBTOR SHALL AND DOES AGREE TO INDEMNIFY, PROTECT, DEFEND AND HOLD HARMLESS SECURED PARTY, ITS OFFICERS, DIRECTORS, REPRESENTATIVES, AGENTS, EMPLOYEES, LENDERS, SUCCESSORS AND ASSIGNS, FROM AND AGAINST ALL LIABILITIES, CLAIMS, DAMAGES, LOSSES, FINES, PENALTIES, CAUSES OF ACTIONS, SUITS, JUDGMENTS AND EXPENSES (INCLUDING COURT
COSTS, ATTORNEY'S FEES AND COST OF INVESTIGATION) OF ANY NATURE, KIND OR DESCRIPTION OF ANY PERSON OR ENTITY, DIRECTLY OR INDIRECTLY, ARISING OUT OF, CAUSED BY OR RESULTING FROM (IN WHOLE OR IN PART), ANY UNINTENTIONAL ACT OR OMISSION (OR INTENTIONAL ACT OR OMISSION SO LONG AS SUCH ACT OR OMISSION DOES NOT CONSTITUTE NEGLIGENCE) OF SECURED PARTY (OR ANYONE ACTING ON BEHALF OF SECURED PARTY) IN CONNECTION WITH THE COLLATERAL. THE FOREGOING INDEMNITY SHALL SURVIVE THE EXPIRATION OR EARLIER TERMINATION OF THIS AGREEMENT.

         8.6 Right of Secured Party to Defend Action Affecting Security. Secured Party may, at the expense of Debtor, appear in and defend any action or proceeding at law or in equity purporting to affect Secured Party's Security Interest under this Agreement.

         8.7 Right of Secured Party to Prevent or Remedy Default. If Debtor shall fail to perform any of the covenants, conditions and agreements required to be performed and observed by Debtor under the Purchase Agreement or Other Agreement, or in respect of the Collateral (subject to any applicable default cure period), Secured Party (a) may but shall not be obligated to take any action Secured Party deems necessary or desirable to prevent or remedy any such default by Debtor or otherwise to protect the Security Interest, and (b) shall have the absolute and immediate right to take possession of the Collateral or any part thereof (to the extent Secured Party has not previously taken possession) to such extent and as often as the Secured Party, in its sole discretion, deems necessary or desirable in order to prevent or to cure any such default by Debtor, or otherwise to protect the security of this Agreement. Secured Party may advance or expend such sums of money for the account of Debtor as Secured Party in its sole discretion deems necessary for any such purpose.

         8.8 Secured Party's Expenses. All reasonable advances, costs, expenses, charges and attorneys' fees which Secured Party may make, pay or incur under any provision of this Agreement for the protection of its security or for the enforcement of any of its rights hereunder, including, without limitation, in foreclosure proceedings commenced and subsequently abandoned or in any dispute or litigation in which Secured Party or the holder of any of the Obligations may become involved by reason of or arising out of the Purchase Agreement, any Other Agreement or the Collateral, shall be a part of the Obligations and shall be paid by Debtor to Secured Party, upon demand, and shall bear interest until paid at the maximum rate of interest permitted by applicable law, from the date incurred by Secured Party until repaid by Debtor.

         8.9. Convertible Collateral. Secured Party may present for conversion any Collateral which is convertible into any other instrument or investment security or a combination thereof with cash, but Secured Party shall not have any duty to present for conversion any Collateral unless it shall have received from Debtor detailed written instructions to that effect at a time reasonably far in advance of the final conversion date to make such conversion possible.

         8.10 Secured Party's Right of Set-Off. Upon the happening of any event entitling Secured Party to pursue any remedy provided herein, or if Secured Party shall be served with garnishment process in which Debtor shall be named as defendant, whether or not Debtor shall be in default hereunder at the time, Secured Party may, but shall not be required to, set-off any indebtedness owing by Secured Party to Debtor against any of the Obligations without first resorting to the security hereunder and without prejudice to any other rights or remedies of Secured Party or its Security Interest.

         8.11 Remedies. No right or remedy herein reserved to Secured Party is intended to be exclusive of any other right or remedy, but each and every such remedy shall be cumulative, not in lieu of, but in addition to any other rights or remedies given under this Agreement and all other security documents. Any and all of Secured Party's rights and remedies may be exercised from time to time and as often as such exercise as deemed necessary or desirable by Secured Party.

         8.12 Debtor's Waivers. Debtor waives notice of the creation, advance, increase, existence, extension, or renewal of, and of any indulgence with respect to, the Obligations; waives notice of intent to accelerate, notice of acceleration, notice of intent to demand, presentment, demand, notice of
dishonor,  and  protest;   waives  notice  of  the  amount  of  the  Obligations
outstanding at any time, notice of any change in financial condition of any person liable for the Obligations or any part thereof, notice of any Event of Default, and all other notices respecting the Obligations; and agrees that maturity of the Obligations and any part thereof may be accelerated, extended, or renewed one or more times by Secured Party in its discretion, without notice to Debtor.

         8.13 Other Parties and Other Collateral. No renewal or extension of or any other indulgence with respect to the Obligations or any part thereof, no release of any security, no release of any person (including any maker, endorser, guarantor, or surety) liable on the Obligations, no delay in enforcement of payment, and no delay or admission or lack of diligence or care in exercising any right or power with respect to the Obligations or any security therefor or guaranty thereof or under this Agreement shall in other manner impair or affect the rights of Secured Party under the law, under this Agreement, or under any other document or agreement pertaining to the other security for the Obligations, before foreclosing upon the Collateral for the purpose of paying the Obligations. Debtor waives any right to the benefit of or to require or control application of any other security or proceeds thereof, and Debtor agrees that Secured Party shall have no duty or obligation to Debtor to apply to the Obligations any such other security or proceeds thereof.

         8.14 Relationship Among Secured Party. Either or both of Secured Party are entitled to enforce any and all rights granted to Secured Party in this Agreement, and to take any other action allowed to be taken by Secured Party under this Agreement. Neither Secured Party is under any obligation to act jointly or in concert with the other Secured Party pursuant to this Agreement. Any action required to be taken by Debtor, or notice required to be given by Debtor, shall be taken or given with respect to both of Secured Party.

                                   ARTICLE IX

                                  MISCELLANEOUS

     9.1 Terms Commercially Reasonable. The terms of this Agreement shall be deemed commercially reasonable within the meaning of the Texas UCC.

         9.2 Notices. Any notices or demands required or permitted to be given hereunder shall be deemed sufficiently given if in writing and personally delivered or mailed (with all postage and charges prepaid), addressed to Secured Party or to Debtor their respective addresses set forth below, or at such other address as the above parties may from time to time designate by written notice to the other given in accordance with this Section 9.2. Any such notice, if personally delivered or transmitted by telex or telegram, shall be deemed to have been given on the date so delivered or transmitted or, if mailed, be deemed to have been given on the day after such notice is placed in the United States mail in accordance with this Section 9.2.

                  Secured Party:  1301 Capital of Texas Hwy., Suite C-300
                                  Austin, Travis County, Texas 78746
                                  Attn: President

                  with copy to:   Timothy L. LaFrey, Esq.
                                  Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                  1900 Frost Bank Plaza
                                  816 Congress Avenue
                                  Austin, Texas 78701

                  Debtor:         Bradley J. Sandler, M.D.
                                  403 Calle De Caballo
                                  Suisun City, California   94585-1501

         9.3 Parties Bound. Secured Party's rights under this Agreement and the Security Interest shall inure to the benefits of its successors and assigns, and in the event of any assignment or transfer of any of the Obligations or the Collateral, Secured Party thereafter shall be fully discharged from any responsibility with respect to the Collateral so assigned or transferred, but Secured Party shall retain all rights and powers hereby given with respect to any of the Obligations or Collateral not so assigned or transferred. All representations, warranties, and agreements of Debtor if more than one are joint and several, and all shall be binding upon the personal representatives, heirs, successors, and assigns of Debtor.

         9.4 Waiver. No delay of Secured Party in exercising any power or right shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. No waiver by Secured Party of any right hereunder of any default by Debtor shall be binding upon Secured Party unless in writing, and no failure by Secured Party to exercise any power or right hereunder or waiver of any default by Debtor shall operate as a waiver of any other or further exercise of such right or power of any further default.

         9.5 Agreement Continuing. This Agreement shall constitute a continuing agreement, applying to all future as well as existing transactions, whether or not of the character contemplated at the date of this Agreement, and if all transactions between Secured Party and Debtor shall be closed at any time, shall be equally applicable to any new transactions thereafter. Provisions of this Agreement, unless by their terms exclusive, shall be in addition to those contained in any Other Agreement.

         9.6 Definitions. Unless the context indicated otherwise, definitions in the Texas Business and Commerce Code ("Texas UCC") apply to words and phrases in this Agreement; if Texas UCC definitions conflict, Chapter 9 definitions apply.

         9.7 Miscellaneous. In this Agreement, whenever the context so requires, the neuter gender includes the masculine and feminine, and the singular number includes the plural and vice versa. The headings of paragraphs herein are inserted only for convenience and shall in no way define, describe or limit the scope of intent of any provisions of this Agreement. No change, amendment, modification, cancellation, or discharge of any provision of this Agreement shall be valid unless consented to in writing by Secured Party.

         9.8 Assignment of Secured Party's Interest. Secured Party shall have the right to assign all or any portion of its rights in this Agreement without approval or consent. Debtor may not assign this Agreement or any of its rights or obligations hereunder without the express prior written consent of Secured Party in each instance.

     9.9 Applicable Laws. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

     9.10 ENTIRE AGREEMENT. THIS AGREEMENT AND THE PURCHASE AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                            [Signature page follows]

                                SIGNATURE PAGE TO

                                 ASSIGNMENT AND

                               SECURITY AGREEMENT

         EXECUTED this 1st day of September, 1999.



DEBTOR:                                   /s/ Bradley J. Sandler, M.D.

                                          Printed Name: Bradley J. Sandler, M.D.


SECURED PARTY:                            Prime Medical Operating, Inc.

                                          By: /s/ Cheryl Williams

                                          Name: Cheryl Williams

                                          Title: Vice President


                                          Prime/BDR Acquisition, L.L.C.

                                          By: /s/ Cheryl Williams

                                          Name: Cheryl Williams

                                          Title: Secretary and Manager

                        ASSIGNMENT AND SECURITY AGREEMENT

     THIS ASSIGNMENT AND SECURITY AGREEMENT (this "Agreement") is made and entered into as of the 1st day of September, 1999, by and between Prime Medical Operating, Inc., a Delaware corporation ("PMOI"), Prime/BDR Acquisition, L.L.C., a Delaware limited liability company ("Prime") (PMOI and Prime are referred to herein, jointly and severally, as "Secured Party") and the Severin Family Trust (the "Debtor").

                                    RECITALS:

         A. Debtor and Secured Party have executed and delivered that certain Stock Purchase Agreement dated as of September 1, 1999 (the "Purchase Agreement"), pursuant to which Secured Party purchased from Debtor certain shares of the $0.01 par value common stock of Horizon Vision Center, Inc, a Nevada corporation ("Horizon").

         B. Secured Party has requested that Debtor pledge the Collateral (as defined below) to secure certain obligations and liabilities that Debtor may now or hereafter have to Secured Party, including, without limitation, any indemnity obligations arising under the Purchase Agreement.

     C. Debtor desires to enter into this Agreement as a material inducement to Secured Party's purchase of Debtor's shares of Horizon under the Purchase Agreement.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which Debtor acknowledges, Debtor and Secured Party agree as follows:

                                    ARTICLE I

                       COLLATERAL AND SECURED OBLIGATIONS

         1.1 Grant of Security Interest. Debtor hereby assigns, transfers, and pledges to Secured Party, and Debtor hereby grants to Secured Party a security interest in, the following described collateral (collectively, the "Collateral"):

                  (a) Shares of Horizon. From and after the date of this Agreement, (i) all shares of the common stock of Horizon owned or acquired in any manner by Debtor or Secured Party, (collectively, the "Shares"), (ii) any replacements, substitutions, or exchanges of the certificates representing the Shares, and (iii) any and all options, rescission rights, registration rights, conversion rights, subscription rights, contractual or quasi-contractual rights, warrants, redemption rights, redemption proceeds, calls, preemptive rights and all other rights and benefits pertaining to the Shares;

                  (b) Accounts. All accounts and rights now or hereafter attributable to any of the Collateral described in (a) above, and all rights of Debtor now or hereafter arising under any agreement pertaining to the Collateral described in (a) above, including without limitation all distributions, proceeds, fees, dividends, preferences, payments or other benefits of whatever nature which Debtor is now or may hereafter become entitled to receive with respect to any Collateral described in (a) above;

                  (c) Additional Property. "Collateral" shall also include the following property (collectively, the "Additional Property") which Debtor becomes entitled to receive or shall receive in connection with any of the Collateral described in this Section 1.1: (i) any stock certificate, including without limitation, any certificate representing a stock dividend or any certificate in connection with any recapitalization, reclassification, merger, consolidation, conversion, sale of assets, combination of shares, stock split, reverse stock split or spin-off; (ii) any option, warrant, subscription or right, whether as an addition to or in substitution of any of the Collateral described in this Section 1.1; (iii) any dividends or distributions of any kind whatsoever, whether distributable in cash, stock or other property; (iv) any interest, premium or principal payments; and (v) any conversion or redemption proceeds; and

                  (d) Proceeds. All proceeds (cash and non-cash) arising out of the sale, exchange, collection or other disposition of all or any portion of the Collateral described in (a), (b), or (c) above, including without limitation proceeds in the form of stock, accounts, chattel paper, instruments, documents, goods, inventory and equipment.

The security interest in the Collateral hereby granted by Debtor to Secured Party may sometimes be referred to in this Agreement as the "Security Interest".

         1.2 Obligations. This Agreement and the Security Interest shall secure full and punctual payment and performance of the following indebtedness, duties and obligations (collectively, the "Obligations"):

                  (a) All liabilities and obligations of Debtor to Secured Party (including, without limitation, any principal, interest, fees and other amounts, and any indemnity obligations) under and pursuant to the Purchase Agreement, this Agreement and/or any other contract or agreement between Secured Party and Debtor or any affiliate of Debtor (collectively, "Other Agreements"; and

                  (b) (i) all indebtedness, obligations and liabilities of Debtor and/or any affiliate of Debtor to Secured Party of any kind or character, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, arising from, connected with, or related to the Purchase Agreement or any Other Agreement, or any other document, agreement, or instrument executed in connection either of them, (ii) all accrued but unpaid interest on any of the indebtedness described in (i) above, (iii) all obligations of Debtor and/or any affiliate of Debtor to Secured Party under any documents or agreements evidencing, securing, governing and/or pertaining to all or any part of the indebtedness described in (i) and (ii) above, (iv) all costs and expenses incurred by Secured Party in connection with the collection and administration of all or any part of the indebtedness and obligations described in (i), (ii) and (iii) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including without limitation all attorneys' fees, and (v) all renewals, extensions, modifications and rearrangements of the indebtedness and obligations described in (i), (ii), (iii) and (iv) above.

                  (c) All sums now or hereafter loaned or advanced by Secured Party to Debtor, or expended by Secured Party for the account of Debtor or otherwise owing by Debtor to Secured Party, in respect of the Obligations, and all other sums expended or advanced by Secured Party pursuant to any term or provision of this Agreement or any Other Agreement (i) to collect and/or enforce the Obligations or (ii) to maintain, protect and preserve the Collateral.

                                   ARTICLE II

       DEBTOR'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO COLLATERAL

       Debtor hereby represents and warrants to Secured Party as follows:

         2.1 Ownership of Collateral. Debtor has good and marketable title to the Collateral free and clear of any liens, security interests, shareholders agreement, calls, charge, or encumbrance, except for this Security Interest. No financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except as may have been filed in favor of Secured Party relating to this Agreement.

         2.2 Power & Authority. Debtor has the lawful right, power, and authority to grant the Security Interest in the Collateral. This Agreement, together with all filings and other actions necessary or desirable to perfect and protect such security interest, which have been duly taken, create a valid and perfected first priority security interest in the Collateral securing the payment and performance of the Obligations.

         2.3 No Agreements. The Shares are not subject to any right of redemption, or any call or put options, voting trust, proxy, shareholders agreement, right of first refusal, or any other document or agreement which would in any way impair or adversely affect this Security Interest or the rights of Secured Party under this Agreement.

         2.4 Securities. Any certificates evidencing securities pledged as Collateral are valid and genuine and have not been altered. All securities pledged as Collateral have been duly authorized and validly issued, are fully paid and non-assessable, and were not issued in violation of the preemptive rights of any party or of any agreement by which Debtor or the issuer thereof is bound. No restrictions or conditions exist with respect to the transfer or voting of any securities pledged as Collateral.

                                   ARTICLE III

                  DEBTOR'S OTHER REPRESENTATIONS AND WARRANTIES

         3.1 Solvency of Debtor.  As of the date hereof,  (i) Debtor is solvent;
(ii) the fair saleable value of Debtor's assets exceeds Debtor's liabilities (both fixed and contingent); (iii) Debtor has sufficient capital to satisfy all of Debtor's obligations as they become due; (iv) no receiver, trustee, or custodian has been appointed for, or taken possession of, all or substantially all of the assets of Debtor, either in a proceeding brought by Debtor or in a proceeding brought against Debtor; (v) Debtor is not the subject of a petition for relief under the United States Bankruptcy Code or any similar federal or state insolvency law, including without limitation a petition filed by Debtor or a petition filed by a third party seeking relief against Debtor; and (vi) Debtor has no intention of filing a petition for relief under the United States Bankruptcy Code or any similar federal or state insolvency law, or of seeking any other form of creditor relief, within the two-year period immediately following the date of this Agreement.

         3.2 Authority and Compliance. Debtor has full power and authority to enter into this Agreement. Debtor has full power and authority to enter into and perform its obligations under the Purchase Agreement and each Other Agreement. No further consent or approval is required as a condition to the validity of this Agreement, the Purchase Agreement or any Other Agreement. Debtor is in compliance with all applicable laws, ordinances, statutes, orders, regulations, judgments, writs, or decrees of any governmental entity to which it is subject.

         3.3 Binding Agreement. This Agreement, the Purchase Agreement and each Other Agreement constitute valid and legally binding obligations of Debtor, in accordance with their terms, subject to (a) the applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting creditors' rights generally and (b) restrictions imposed by any court of competent jurisdiction on the enforcement of non-competition and exclusive use restrictive covenants imposed under the Purchase Agreement or any Other Agreement.

         3.4 Litigation. There are no proceedings pending or, to the knowledge of Debtor, threatened before any court or administrative agency which will or may have a material adverse effect on the financial condition of Debtor or upon Debtor's ability to perform its obligations under this Agreement, the Purchase Agreement or any Other Agreement.

         3.5 No Conflicting Agreements. There are no provisions of any existing agreement, mortgage, indenture or contract binding on Debtor or affecting its property, which would conflict with or in any way prevent the execution, delivery, or carrying out of the terms of this Agreement, the Purchase Agreement or any Other Agreement.

         3.6 Ownership of Assets. Debtor has good and full title to the Collateral, and the Collateral is owned free and clear of liens, charges, claims, security interests, and other encumbrances.

     3.7 Taxes. Debtor has filed all tax returns required to be filed by Debtor.

                                   ARTICLE IV

                  DEBTOR'S COVENANTS WITH RESPECT TO COLLATERAL

         Debtor covenants and agrees that from the date hereof and until the payment and performance in full of the Obligations unless Secured Party otherwise consents in writing:

         4.1 Delivery of Instruments and/or Certificates. Contemporaneously herewith, Debtor covenants and agrees to deliver to Secured Party any certificates, documents, or instruments representing or evidencing the Collateral, with Debtor's endorsement thereon and/or accompanied by property instruments of transfer and assignment duly executed in blank with, if requested by Secured Party, signatures guaranteed by a member or member organization in good standing of an authorized Securities Transfer Agents Medallion Program, all in form and substance satisfactory to Secured Party.

         4.2 Further Assurances. Debtor will contemporaneously with the execution hereof and from time to time thereafter at its expense promptly execute and deliver all further instruments and documents and take all further action necessary or appropriate or that Secured Party may request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest, (ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (iii) to otherwise effect the purposes of this Agreement, including without limitation: (A) executing and filing any financing or continuation statements, or any amendments thereto; (B) obtaining written confirmation from the issuer of any securities pledged as Collateral of the pledge of such securities, in form and substance satisfactory to Secured Party;
(C) cooperating with Secured Party in registering the pledge of any securities pledged as Collateral with the issuer of such securities; (D) delivering notice of Secured Party's security interest in any securities pledged as Collateral to any securities or financial intermediary, clearing corporation or other party required by Secured Party, in form and substance satisfactory to Secured Party; and (E) obtaining written confirmation of the pledge of any securities constituting Collateral from any securities or financial intermediary, clearing corporation or other party required by Secured Party, in form and substance satisfactory to Secured Party.

         4.3 Additional Property. All Additional Property, as defined in Section 1.1(c) above, received by Debtor shall be received in trust for the benefit of Secured Party. All Additional Property and all certificates or other written instruments or documents evidencing and/or representing the Additional Property that is received by Debtor, together with such instruments of transfer as Secured Party may request, shall immediately be delivered to or deposited with Secured Party and held by Secured Party as Collateral under the terms of this Agreement. If the Additional Property received by Debtor and delivered to Secured Party pursuant to this Section shall be shares of stock or other securities, such shares of stock or other securities shall be duly endorsed in blank or accompanied by proper instruments of transfer and assignment duly executed in blank with, if requested by Secured Party, signatures guaranteed by a member or member organization in good standing of an authorized Securities Transfer Agents Medallion Program, all in form and substance satisfactory to Secured Party. Secured Party shall be deemed to have possession of any Collateral in transit to Secured Party or its agent.

         4.4 Sale, Transfer, Encumbrance. Debtor will not sell, transfer, mortgage, or otherwise encumber any Collateral or impair the value thereof in any manner without Secured Party's prior written consent, including without limitation by purchase, lease, barter, trade, payment deferral, or the creation, assumption or guarantee of indebtedness or other lending of credit. Secured Party's written consent to any sale, mortgage, transfer, or encumbrance shall not be construed to be a waiver of this provision in respect to any subsequent proposed sale, mortgage, transfer, or encumbrance.

         4.5 Liens. Neither Debtor nor any person acting on Debtor's behalf has, or shall have any right, power, or authority to and shall not create, incur, or permit to be placed or imposed, upon the Collateral, any lien of any type or nature whatsoever, other than the liens in favor of Secured Party.

         4.6 Matters or Occurrences Affecting Collateral or this Agreement. Debtor will promptly notify Secured Party of any and all matters or occurrences that may have a material adverse effect on the status or value of the Collateral or this Agreement, including without limitation the occurrence of an Event of Default, or an event which, with giving of notice or lapse of time, or both, would constitute an Event of Default.

     4.7 Agreements Pertaining to Collateral. Debtor will not enter into any type of contract or agreement pertaining to any of the Collateral or in any way transfer any voting rights pertaining to the Collateral to any person or entity.

         4.8 Dilution of Ownership. As to any securities pledged as Collateral, Debtor will not consent to or approve of the issuance of (i) any additional shares of any class of securities of such issuer, (ii) any instrument convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such securities, or (iii) any warrants, options, contracts or other commitments entitling any third party to purchase or otherwise acquire any such securities. Notwithstanding the foregoing or any other provision of this Agreement to the contrary, Debtor (i) shall comply with his obligations under the Purchase Agreement and each Other Document, and (ii) may consent to any issuance of shares of Horizon if such issuance has been approved by a majority of the Board of Directors of Horizon.

         4.9 Restrictions on Securities. Debtor will not enter into any agreement creating, or otherwise permit to exist, any restriction or condition upon the transfer, voting or control of any securities pledged as Collateral, except as consented to in writing by Secured Party. As to any securities pledged as collateral, Debtor will not consent to or approve of any stock split, reverse stock split, stock dividend, reclassification, or other similar act or transaction regarding the Shares unless consented to in writing by Secured Party.

                                    ARTICLE V

                         DEBTOR'S AFFIRMATIVE COVENANTS

         Until payment and performance of all Obligations, Debtor covenants and agrees that it shall promptly advise Secured Party in writing of any litigation filed against Debtor and of any condition, event or act which comes to its attention that would or might have a material adverse effect on Debtor's financial condition or on Debtor's ability to perform the Obligations.

                                   ARTICLE VI

                               NEGATIVE COVENANTS

         Until payment and performance of all Obligations, Debtor covenants and agrees that Debtor will not, without the prior written consent of Secured Party:

     6.1 Liens. Grant, suffer, or permit liens on, or security interests in, the Collateral.

         6.2 Violate Other Covenants. Violate or fail to comply with any covenants or agreements regarding other debt which will or would with the passage of time or upon demand cause the maturity of any other debt to be accelerated.

                                   ARTICLE VII

                              DEFAULT AND REMEDIES

     7.1 Events of Default. An Event of Default (herein so called) shall exist if any one or more of the following events shall occur:

                  (a) The failure of Debtor to pay any amount required to be paid under the Purchase Agreement (including, without limitation, the indemnity provisions contained therein), or any other amount which Debtor may now or hereafter owe to Secured Party under any Other Agreement or otherwise, within
(15) calendar days after such amount is due;

     (b) The failure of Debtor to pay any Obligation within (15) calendar days after such amount is due; and

                  (c) Debtor's breach of a covenant in this Agreement or any other failure to perform its obligations under this Agreement or any Other Agreement.

     7.2 Secured Party's Remedies. Upon the occurrence of an Event of Default:

                  (a) Secured Party may declare the Obligations in whole or part immediately due and may enforce payment and performance of the same and exercise any rights under the Texas UCC, rights and remedies of Secured Party under this Agreement, or otherwise.

                  (b) Secured Party may, at Secured Party's option and at the expense of Debtor, either in Secured Party's own right or in the name of Debtor and in the same manner and to the same extent that Debtor might reasonably so act if this Agreement had not been made: (i) do all things requisite, convenient, or necessary to enforce the performance and observance of all rights, remedies and privileges of Debtor arising from the Collateral, or any part thereof, including without limitation compromising, waiving, excusing, or in any manner releasing or discharging any obligation of any party to or arising from the Collateral; (ii) take possession of the books, papers, chattel paper, documents of title, and accounts of Debtor, wherever located, relating to the Collateral; (iii) sue or otherwise collect and receive money attributable to the Collateral; and (iv) exercise any other lawfully available powers or remedies, and do all other things which Secured Party deems requisite, convenient or necessary or which the Secured Party deems proper to protect the Security Interest.

                  (b) Secured Party may foreclose this Agreement in the manner now or hereafter provided or permitted by law and may upon such reasonable notification prior thereto as may be required by applicable law (Debtor hereby agreeing that ten days' notice is commercially reasonable), sell, assign, transfer, or otherwise dispose of the Collateral at public or private sale, in whole or in part, and Secured Party may, in its own name or as Debtor's attorney-in-fact effectively assign and transfer the Collateral, or any part thereof, absolutely, and execute and deliver all necessary assignments, conveyances, bills of sale, and other instruments with power to substitute one or more persons or corporations with like power. Any such foreclosure sale, assignment, transfer, or other disposition shall, to the extent permitted by law, be a perpetual bar, both at law and in equity, against Debtor and all persons and corporations lawfully claiming by or through or under Debtor. Any such foreclosure sale may be adjourned from time to time. Upon any sale, Secured Party may bid for and purchase the Collateral, or any part thereof, and upon compliance with the terms of sale may hold, retain, possess and dispose of the Collateral, in its absolute right without further accountability. Secured Party shall have the right to be credited on the amount of its bid a corresponding amount of the Obligations as of the date of such sale.

                  (c) If, in the opinion of Secured Party, there is any question that a public sale or distribution of any Collateral will violate any state or federal securities law, Secured Party (i) may offer and sell securities privately to purchasers who will agree to take them for investment purposes and not with a view to distribution and who will agree to imposition of restrictive legends on the certificates representing the security, or (ii) may sell such securities in an intrastate offering under Section 3(a)(11) of the Securities Act of 1933, and no sale so made in good faith by Secured Party shall be deemed to be not "commercially reasonable" because so made.

                  (d)  Not  in  limitation  of  any  other   provision  of  this
Agreement, Secured Party shall have all rights and remedies of a secured party under the Texas UCC.

         7.3 Application of Proceeds. Secured Party may apply the proceeds of any foreclosure sale hereunder or from any other permitted disposition of the Collateral or any part thereof as follows: (a) first, to the payment of all reasonable costs and expenses of any foreclosure and collection hereunder and all proceedings in connection therewith, including reasonable attorneys' fees;
(b) then, to the reimbursement of Secured Party for all disbursements made by Secured Party for taxes, assessments or liens superior to the Security Interest and which Secured Party shall deem expedient to pay; (c) then, to the reimbursement of Secured Party of any other disbursements made by Secured Party in accordance with the terms hereof or under the Purchase Agreement or any Other Agreement; (d) then, to or among the amounts of fees, interest and principal then owing and unpaid in respect of the Obligations, in such priority as Secured Party may determine in its discretion; and (e) the remainder of such proceeds, if any, shall be paid to Debtor. If such proceeds shall be insufficient to discharge the entire Obligations, Secured Party shall have any other available legal recourse against Debtor under, or for the performance of, the Purchase Agreement and any Other Agreement between Debtor and Secured Party, for the deficiency, together with interest thereon at the maximum rate permitted under applicable law.

         7.4 Enforcement of Obligations. Nothing in this Agreement or in any other document or agreement shall affect or impair the unconditional and absolute right of Secured Party to enforce the Obligations as and when the same shall become due in accordance with the terms of the Purchase Agreement or Other Agreement.

                                  ARTICLE VIII

                             RIGHTS OF SECURED PARTY

         8.1 Subrogation. Upon the occurrence of an Event of Default, Secured Party, at its election, may subrogate to all of the interest, rights and remedies of the Debtor, in respect to any of the Collateral or agreements pertaining thereto.

         8.2 Secured Party Appointed Attorney-in-Fact. Debtor hereby appoints Secured Party as attorney-in-fact of Debtor, with full authority in the place and stead of Debtor and in the name of Debtor, Secured Party or otherwise, from time to time on Secured Party's discretion and upon the occurrence of an Event of Default, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation: (a) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) of this Section 8.2; (c) to file any claims or take any action or institute any proceeding which Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party against any of the Collateral; and (d) to assign and transfer the Collateral, or any part thereof, absolutely and to execute and deliver endorsements, assignments, conveyances, bills of sale and other instruments with power to substitute one or more persons or corporation with like power.

         8.3 Performance by Secured Party. If Debtor fails to perform any agreement contained herein, Secured Party may itself perform, or cause the performance of, such agreement, and the reasonable expenses of Secured Party incurred in connection therewith shall be payable by Debtor under Section 8.8. In no event, however, shall Secured Party have any obligation or duties whatsoever to perform any covenant or agreement of Debtor contained herein, and any such performance by Secured Party shall be wholly discretionary with Secured Party.

         8.4 Duties of Secured Party. The powers conferred upon Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for money actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Without limiting the generality of the foregoing, Secured Party shall not have any obligation, duty or responsibility to do any of the following: (a) ascertain any maturities, calls, conversions, exchanges, offers, tenders or similar matters relating to the Collateral or informing Debtor with respect to any such matters; (b) fix, preserve or exercise any right, privilege or option (whether conversion, redemption or otherwise) with respect to the Collateral; (c) collect any amounts payable in respect of the Collateral; (d) sell all or any portion of the Collateral, for any reason; or (e) hold the Collateral for or on behalf of any party other than Debtor.

         8.5 No Liability of Secured Party. Neither the acceptance of this Agreement by Secured Party, nor the exercise of any rights hereunder by Secured Party, shall be construed in any way as an assumption by Secured Party of any obligations, responsibilities, or duties of Debtor arising in connection with the Collateral assigned hereunder or otherwise bind Secured Party to the performance of any obligations respecting the Collateral, it being expressly understood that Secured Party shall not be obligated to perform, observe, or discharge any obligation, responsibility, duty, or liability of Debtor in respect of any of the Collateral, including without limitation appearing in or defending any action, expending any money or incurring any expense in connection therewith. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, DEBTOR SHALL AND DOES AGREE TO INDEMNIFY, PROTECT, DEFEND AND HOLD HARMLESS SECURED PARTY, ITS OFFICERS, DIRECTORS, REPRESENTATIVES, AGENTS, EMPLOYEES, LENDERS, SUCCESSORS AND ASSIGNS, FROM AND AGAINST ALL LIABILITIES, CLAIMS, DAMAGES, LOSSES, FINES, PENALTIES, CAUSES OF ACTIONS, SUITS, JUDGMENTS AND EXPENSES (INCLUDING COURT
COSTS, ATTORNEY'S FEES AND COST OF INVESTIGATION) OF ANY NATURE, KIND OR DESCRIPTION OF ANY PERSON OR ENTITY, DIRECTLY OR INDIRECTLY, ARISING OUT OF, CAUSED BY OR RESULTING FROM (IN WHOLE OR IN PART), ANY UNINTENTIONAL ACT OR OMISSION (OR INTENTIONAL ACT OR OMISSION SO LONG AS SUCH ACT OR OMISSION DOES NOT CONSTITUTE NEGLIGENCE) OF SECURED PARTY (OR ANYONE ACTING ON BEHALF OF SECURED PARTY) IN CONNECTION WITH THE COLLATERAL. THE FOREGOING INDEMNITY SHALL SURVIVE THE EXPIRATION OR EARLIER TERMINATION OF THIS AGREEMENT.

         8.6 Right of Secured Party to Defend Action Affecting Security. Secured Party may, at the expense of Debtor, appear in and defend any action or proceeding at law or in equity purporting to affect Secured Party's Security Interest under this Agreement.

         8.7 Right of Secured Party to Prevent or Remedy Default. If Debtor shall fail to perform any of the covenants, conditions and agreements required to be performed and observed by Debtor under the Purchase Agreement or Other Agreement, or in respect of the Collateral (subject to any applicable default cure period), Secured Party (a) may but shall not be obligated to take any action Secured Party deems necessary or desirable to prevent or remedy any such default by Debtor or otherwise to protect the Security Interest, and (b) shall have the absolute and immediate right to take possession of the Collateral or any part thereof (to the extent Secured Party has not previously taken possession) to such extent and as often as the Secured Party, in its sole discretion, deems necessary or desirable in order to prevent or to cure any such default by Debtor, or otherwise to protect the security of this Agreement. Secured Party may advance or expend such sums of money for the account of Debtor as Secured Party in its sole discretion deems necessary for any such purpose.

         8.8 Secured Party's Expenses. All reasonable advances, costs, expenses, charges and attorneys' fees which Secured Party may make, pay or incur under any provision of this Agreement for the protection of its security or for the enforcement of any of its rights hereunder, including, without limitation, in foreclosure proceedings commenced and subsequently abandoned or in any dispute or litigation in which Secured Party or the holder of any of the Obligations may become involved by reason of or arising out of the Purchase Agreement, any Other Agreement or the Collateral, shall be a part of the Obligations and shall be paid by Debtor to Secured Party, upon demand, and shall bear interest until paid at the maximum rate of interest permitted by applicable law, from the date incurred by Secured Party until repaid by Debtor.

         8.9. Convertible Collateral. Secured Party may present for conversion any Collateral which is convertible into any other instrument or investment security or a combination thereof with cash, but Secured Party shall not have any duty to present for conversion any Collateral unless it shall have received from Debtor detailed written instructions to that effect at a time reasonably far in advance of the final conversion date to make such conversion possible.

         8.10 Secured Party's Right of Set-Off. Upon the happening of any event entitling Secured Party to pursue any remedy provided herein, or if Secured Party shall be served with garnishment process in which Debtor shall be named as defendant, whether or not Debtor shall be in default hereunder at the time, Secured Party may, but shall not be required to, set-off any indebtedness owing by Secured Party to Debtor against any of the Obligations without first resorting to the security hereunder and without prejudice to any other rights or remedies of Secured Party or its Security Interest.

         8.11 Remedies. No right or remedy herein reserved to Secured Party is intended to be exclusive of any other right or remedy, but each and every such remedy shall be cumulative, not in lieu of, but in addition to any other rights or remedies given under this Agreement and all other security documents. Any and all of Secured Party's rights and remedies may be exercised from time to time and as often as such exercise as deemed necessary or desirable by Secured Party.

         8.12 Debtor's Waivers. Debtor waives notice of the creation, advance, increase, existence, extension, or renewal of, and of any indulgence with respect to, the Obligations; waives notice of intent to accelerate, notice of acceleration, notice of intent to demand, presentment, demand, notice of
dishonor,  and  protest;   waives  notice  of  the  amount  of  the  Obligations
outstanding at any time, notice of any change in financial condition of any person liable for the Obligations or any part thereof, notice of any Event of Default, and all other notices respecting the Obligations; and agrees that maturity of the Obligations and any part thereof may be accelerated, extended, or renewed one or more times by Secured Party in its discretion, without notice to Debtor.

         8.13 Other Parties and Other Collateral. No renewal or extension of or any other indulgence with respect to the Obligations or any part thereof, no release of any security, no release of any person (including any maker, endorser, guarantor, or surety) liable on the Obligations, no delay in enforcement of payment, and no delay or admission or lack of diligence or care in exercising any right or power with respect to the Obligations or any security therefor or guaranty thereof or under this Agreement shall in other manner impair or affect the rights of Secured Party under the law, under this Agreement, or under any other document or agreement pertaining to the other security for the Obligations, before foreclosing upon the Collateral for the purpose of paying the Obligations. Debtor waives any right to the benefit of or to require or control application of any other security or proceeds thereof, and Debtor agrees that Secured Party shall have no duty or obligation to Debtor to apply to the Obligations any such other security or proceeds thereof.

         8.14 Relationship Among Secured Party. Either or both of Secured Party are entitled to enforce any and all rights granted to Secured Party in this Agreement, and to take any other action allowed to be taken by Secured Party under this Agreement. Neither Secured Party is under any obligation to act jointly or in concert with the other Secured Party pursuant to this Agreement. Any action required to be taken by Debtor, or notice required to be given by Debtor, shall be taken or given with respect to both of Secured Party.

                                   ARTICLE IX

                                  MISCELLANEOUS

     9.1 Terms Commercially Reasonable. The terms of this Agreement shall be deemed commercially reasonable within the meaning of the Texas UCC.

         9.2 Notices. Any notices or demands required or permitted to be given hereunder shall be deemed sufficiently given if in writing and personally delivered or mailed (with all postage and charges prepaid), addressed to Secured Party or to Debtor their respective addresses set forth below, or at such other address as the above parties may from time to time designate by written notice to the other given in accordance with this Section 9.2. Any such notice, if personally delivered or transmitted by telex or telegram, shall be deemed to have been given on the date so delivered or transmitted or, if mailed, be deemed to have been given on the day after such notice is placed in the United States mail in accordance with this Section 9.2.

                  Secured Party:  1301 Capital of Texas Hwy., Suite C-300
                                  Austin, Travis County, Texas 78746
                                  Attn: President

                  with copy to:   Timothy L. LaFrey, Esq.
                                  Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                  1900 Frost Bank Plaza
                                  816 Congress Avenue
                                  Austin, Texas 78701

                  Debtor:         The Severin Family Trust
                                  Sanford L. Severin, Trustee
                                  1040 McCauley Road
                                  Danville, California   94526

         9.3 Parties Bound. Secured Party's rights under this Agreement and the Security Interest shall inure to the benefits of its successors and assigns, and in the event of any assignment or transfer of any of the Obligations or the Collateral, Secured Party thereafter shall be fully discharged from any responsibility with respect to the Collateral so assigned or transferred, but Secured Party shall retain all rights and powers hereby given with respect to any of the Obligations or Collateral not so assigned or transferred. All representations, warranties, and agreements of Debtor if more than one are joint and several, and all shall be binding upon the personal representatives, heirs, successors, and assigns of Debtor.

         9.4 Waiver. No delay of Secured Party in exercising any power or right shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. No waiver by Secured Party of any right hereunder of any default by Debtor shall be binding upon Secured Party unless in writing, and no failure by Secured Party to exercise any power or right hereunder or waiver of any default by Debtor shall operate as a waiver of any other or further exercise of such right or power of any further default.

         9.5 Agreement Continuing. This Agreement shall constitute a continuing agreement, applying to all future as well as existing transactions, whether or not of the character contemplated at the date of this Agreement, and if all transactions between Secured Party and Debtor shall be closed at any time, shall be equally applicable to any new transactions thereafter. Provisions of this Agreement, unless by their terms exclusive, shall be in addition to those contained in any Other Agreement.

         9.6 Definitions. Unless the context indicated otherwise, definitions in the Texas Business and Commerce Code ("Texas UCC") apply to words and phrases in this Agreement; if Texas UCC definitions conflict, Chapter 9 definitions apply.

         9.7 Miscellaneous. In this Agreement, whenever the context so requires, the neuter gender includes the masculine and feminine, and the singular number includes the plural and vice versa. The headings of paragraphs herein are inserted only for convenience and shall in no way define, describe or limit the scope of intent of any provisions of this Agreement. No change, amendment, modification, cancellation, or discharge of any provision of this Agreement shall be valid unless consented to in writing by Secured Party.

         9.8 Assignment of Secured Party's Interest. Secured Party shall have the right to assign all or any portion of its rights in this Agreement without approval or consent. Debtor may not assign this Agreement or any of its rights or obligations hereunder without the express prior written consent of Secured Party in each instance.

     9.9 Applicable Laws. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

     9.10 ENTIRE AGREEMENT. THIS AGREEMENT AND THE PURCHASE AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                            [Signature page follows]

                                SIGNATURE PAGE TO

                                 ASSIGNMENT AND

                               SECURITY AGREEMENT

         EXECUTED this 1st day of September, 1999.



DEBTOR:                                   /s/ Sanford L. Severin, Trustee

                                          Printed Name: Sanford L. Severin,
                                          Trustee under the Severin Family Trust

SECURED PARTY:                            Prime Medical Operating, Inc.

                                          By: /s/ Cheryl Williams

                                          Name: Cheryl Williams

                                          Title: Vice President


                                          Prime/BDR Acquisition, L.L.C.

                                          By: /s/ Cheryl Williams

                                          Name: Cheryl Williams

                                          Title: Vice President

                        ASSIGNMENT AND SECURITY AGREEMENT

     THIS ASSIGNMENT AND SECURITY AGREEMENT (this "Agreement") is made and entered into as of the 1st day of September, 1999, by and between Prime Medical Operating, Inc., a Delaware corporation ("PMOI"), Prime/BDR Acquisition, L.L.C., a Delaware limited liability company ("Prime") (PMOI and Prime are referred to herein, jointly and severally, as "Secured Party") and the Stephen and Andrea Turner Family Trust (the "Debtor").

                                    RECITALS:

         A. Debtor and Secured Party have executed and delivered that certain Stock Purchase Agreement dated as of September 1, 1999 (the "Purchase Agreement"), pursuant to which Secured Party purchased from Debtor certain shares of the $0.01 par value common stock of Horizon Vision Center, Inc, a Nevada corporation ("Horizon").

         B. Secured Party has requested that Debtor pledge the Collateral (as defined below) to secure certain obligations and liabilities that Debtor may now or hereafter have to Secured Party, including, without limitation, any indemnity obligations arising under the Purchase Agreement.

     C. Debtor desires to enter into this Agreement as a material inducement to Secured Party's purchase of Debtor's shares of Horizon under the Purchase Agreement.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which Debtor acknowledges, Debtor and Secured Party agree as follows:

                                    ARTICLE I

                       COLLATERAL AND SECURED OBLIGATIONS

         1.1 Grant of Security Interest. Debtor hereby assigns, transfers, and pledges to Secured Party, and Debtor hereby grants to Secured Party a security interest in, the following described collateral (collectively, the "Collateral"):

                  (a) Shares of Horizon. From and after the date of this Agreement, (i) all shares of the common stock of Horizon owned or acquired in any manner by Debtor or Secured Party, (collectively, the "Shares"), (ii) any replacements, substitutions, or exchanges of the certificates representing the Shares, and (iii) any and all options, rescission rights, registration rights, conversion rights, subscription rights, contractual or quasi-contractual rights, warrants, redemption rights, redemption proceeds, calls, preemptive rights and all other rights and benefits pertaining to the Shares;

                  (b) Accounts. All accounts and rights now or hereafter attributable to any of the Collateral described in (a) above, and all rights of Debtor now or hereafter arising under any agreement pertaining to the Collateral described in (a) above, including without limitation all distributions, proceeds, fees, dividends, preferences, payments or other benefits of whatever nature which Debtor is now or may hereafter become entitled to receive with respect to any Collateral described in (a) above;

                  (c) Additional Property. "Collateral" shall also include the following property (collectively, the "Additional Property") which Debtor becomes entitled to receive or shall receive in connection with any of the Collateral described in this Section 1.1: (i) any stock certificate, including without limitation, any certificate representing a stock dividend or any certificate in connection with any recapitalization, reclassification, merger, consolidation, conversion, sale of assets, combination of shares, stock split, reverse stock split or spin-off; (ii) any option, warrant, subscription or right, whether as an addition to or in substitution of any of the Collateral described in this Section 1.1; (iii) any dividends or distributions of any kind whatsoever, whether distributable in cash, stock or other property; (iv) any interest, premium or principal payments; and (v) any conversion or redemption proceeds; and

                  (d) Proceeds. All proceeds (cash and non-cash) arising out of the sale, exchange, collection or other disposition of all or any portion of the Collateral described in (a), (b), or (c) above, including without limitation proceeds in the form of stock, accounts, chattel paper, instruments, documents, goods, inventory and equipment.

The security interest in the Collateral hereby granted by Debtor to Secured Party may sometimes be referred to in this Agreement as the "Security Interest".

         1.2 Obligations. This Agreement and the Security Interest shall secure full and punctual payment and performance of the following indebtedness, duties and obligations (collectively, the "Obligations"):

                  (a) All liabilities and obligations of Debtor to Secured Party (including, without limitation, any principal, interest, fees and other amounts, and any indemnity obligations) under and pursuant to the Purchase Agreement, this Agreement and/or any other contract or agreement between Secured Party and Debtor or any affiliate of Debtor (collectively, "Other Agreements"; and

                  (b) (i) all indebtedness, obligations and liabilities of Debtor and/or any affiliate of Debtor to Secured Party of any kind or character, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, arising from, connected with, or related to the Purchase Agreement or any Other Agreement, or any other document, agreement, or instrument executed in connection either of them, (ii) all accrued but unpaid interest on any of the indebtedness described in (i) above, (iii) all obligations of Debtor and/or any affiliate of Debtor to Secured Party under any documents or agreements evidencing, securing, governing and/or pertaining to all or any part of the indebtedness described in (i) and (ii) above, (iv) all costs and expenses incurred by Secured Party in connection with the collection and administration of all or any part of the indebtedness and obligations described in (i), (ii) and (iii) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including without limitation all attorneys' fees, and (v) all renewals, extensions, modifications and rearrangements of the indebtedness and obligations described in (i), (ii), (iii) and (iv) above.

                  (c) All sums now or hereafter loaned or advanced by Secured Party to Debtor, or expended by Secured Party for the account of Debtor or otherwise owing by Debtor to Secured Party, in respect of the Obligations, and all other sums expended or advanced by Secured Party pursuant to any term or provision of this Agreement or any Other Agreement (i) to collect and/or enforce the Obligations or (ii) to maintain, protect and preserve the Collateral.

                                   ARTICLE II

       DEBTOR'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO COLLATERAL

       Debtor hereby represents and warrants to Secured Party as follows:

         2.1 Ownership of Collateral. Debtor has good and marketable title to the Collateral free and clear of any liens, security interests, shareholders agreement, calls, charge, or encumbrance, except for this Security Interest. No financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except as may have been filed in favor of Secured Party relating to this Agreement.

         2.2 Power & Authority. Debtor has the lawful right, power, and authority to grant the Security Interest in the Collateral. This Agreement, together with all filings and other actions necessary or desirable to perfect and protect such security interest, which have been duly taken, create a valid and perfected first priority security interest in the Collateral securing the payment and performance of the Obligations.

         2.3 No Agreements. The Shares are not subject to any right of redemption, or any call or put options, voting trust, proxy, shareholders agreement, right of first refusal, or any other document or agreement which would in any way impair or adversely affect this Security Interest or the rights of Secured Party under this Agreement.

         2.4 Securities. Any certificates evidencing securities pledged as Collateral are valid and genuine and have not been altered. All securities pledged as Collateral have been duly authorized and validly issued, are fully paid and non-assessable, and were not issued in violation of the preemptive rights of any party or of any agreement by which Debtor or the issuer thereof is bound. No restrictions or conditions exist with respect to the transfer or voting of any securities pledged as Collateral.

                                   ARTICLE III

                  DEBTOR'S OTHER REPRESENTATIONS AND WARRANTIES

         3.1 Solvency of Debtor.  As of the date hereof,  (i) Debtor is solvent;
(ii) the fair saleable value of Debtor's assets exceeds Debtor's liabilities (both fixed and contingent); (iii) Debtor has sufficient capital to satisfy all of Debtor's obligations as they become due; (iv) no receiver, trustee, or custodian has been appointed for, or taken possession of, all or substantially all of the assets of Debtor, either in a proceeding brought by Debtor or in a proceeding brought against Debtor; (v) Debtor is not the subject of a petition for relief under the United States Bankruptcy Code or any similar federal or state insolvency law, including without limitation a petition filed by Debtor or a petition filed by a third party seeking relief against Debtor; and (vi) Debtor has no intention of filing a petition for relief under the United States Bankruptcy Code or any similar federal or state insolvency law, or of seeking any other form of creditor relief, within the two-year period immediately following the date of this Agreement.

         3.2 Authority and Compliance. Debtor has full power and authority to enter into this Agreement. Debtor has full power and authority to enter into and perform its obligations under the Purchase Agreement and each Other Agreement. No further consent or approval is required as a condition to the validity of this Agreement, the Purchase Agreement or any Other Agreement. Debtor is in compliance with all applicable laws, ordinances, statutes, orders, regulations, judgments, writs, or decrees of any governmental entity to which it is subject.

         3.3 Binding Agreement. This Agreement, the Purchase Agreement and each Other Agreement constitute valid and legally binding obligations of Debtor, in accordance with their terms, subject to (a) the applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting creditors' rights generally and (b) restrictions imposed by any court of competent jurisdiction on the enforcement of non-competition and exclusive use restrictive covenants imposed under the Purchase Agreement or any Other Agreement.

         3.4 Litigation. There are no proceedings pending or, to the knowledge of Debtor, threatened before any court or administrative agency which will or may have a material adverse effect on the financial condition of Debtor or upon Debtor's ability to perform its obligations under this Agreement, the Purchase Agreement or any Other Agreement.

         3.5 No Conflicting Agreements. There are no provisions of any existing agreement, mortgage, indenture or contract binding on Debtor or affecting its property, which would conflict with or in any way prevent the execution, delivery, or carrying out of the terms of this Agreement, the Purchase Agreement or any Other Agreement.

         3.6 Ownership of Assets. Debtor has good and full title to the Collateral, and the Collateral is owned free and clear of liens, charges, claims, security interests, and other encumbrances.

     3.7 Taxes. Debtor has filed all tax returns required to be filed by Debtor.

                                   ARTICLE IV

                  DEBTOR'S COVENANTS WITH RESPECT TO COLLATERAL

         Debtor covenants and agrees that from the date hereof and until the payment and performance in full of the Obligations unless Secured Party otherwise consents in writing:

         4.1 Delivery of Instruments and/or Certificates. Contemporaneously herewith, Debtor covenants and agrees to deliver to Secured Party any certificates, documents, or instruments representing or evidencing the Collateral, with Debtor's endorsement thereon and/or accompanied by property instruments of transfer and assignment duly executed in blank with, if requested by Secured Party, signatures guaranteed by a member or member organization in good standing of an authorized Securities Transfer Agents Medallion Program, all in form and substance satisfactory to Secured Party.

         4.2 Further Assurances. Debtor will contemporaneously with the execution hereof and from time to time thereafter at its expense promptly execute and deliver all further instruments and documents and take all further action necessary or appropriate or that Secured Party may request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest, (ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (iii) to otherwise effect the purposes of this Agreement, including without limitation: (A) executing and filing any financing or continuation statements, or any amendments thereto; (B) obtaining written confirmation from the issuer of any securities pledged as Collateral of the pledge of such securities, in form and substance satisfactory to Secured Party;
(C) cooperating with Secured Party in registering the pledge of any securities pledged as Collateral with the issuer of such securities; (D) delivering notice of Secured Party's security interest in any securities pledged as Collateral to any securities or financial intermediary, clearing corporation or other party required by Secured Party, in form and substance satisfactory to Secured Party; and (E) obtaining written confirmation of the pledge of any securities constituting Collateral from any securities or financial intermediary, clearing corporation or other party required by Secured Party, in form and substance satisfactory to Secured Party.

         4.3 Additional Property. All Additional Property, as defined in Section 1.1(c) above, received by Debtor shall be received in trust for the benefit of Secured Party. All Additional Property and all certificates or other written instruments or documents evidencing and/or representing the Additional Property that is received by Debtor, together with such instruments of transfer as Secured Party may request, shall immediately be delivered to or deposited with Secured Party and held by Secured Party as Collateral under the terms of this Agreement. If the Additional Property received by Debtor and delivered to Secured Party pursuant to this Section shall be shares of stock or other securities, such shares of stock or other securities shall be duly endorsed in blank or accompanied by proper instruments of transfer and assignment duly executed in blank with, if requested by Secured Party, signatures guaranteed by a member or member organization in good standing of an authorized Securities Transfer Agents Medallion Program, all in form and substance satisfactory to Secured Party. Secured Party shall be deemed to have possession of any Collateral in transit to Secured Party or its agent.

         4.4 Sale, Transfer, Encumbrance. Debtor will not sell, transfer, mortgage, or otherwise encumber any Collateral or impair the value thereof in any manner without Secured Party's prior written consent, including without limitation by purchase, lease, barter, trade, payment deferral, or the creation, assumption or guarantee of indebtedness or other lending of credit. Secured Party's written consent to any sale, mortgage, transfer, or encumbrance shall not be construed to be a waiver of this provision in respect to any subsequent proposed sale, mortgage, transfer, or encumbrance.

         4.5 Liens. Neither Debtor nor any person acting on Debtor's behalf has, or shall have any right, power, or authority to and shall not create, incur, or permit to be placed or imposed, upon the Collateral, any lien of any type or nature whatsoever, other than the liens in favor of Secured Party.

         4.6 Matters or Occurrences Affecting Collateral or this Agreement. Debtor will promptly notify Secured Party of any and all matters or occurrences that may have a material adverse effect on the status or value of the Collateral or this Agreement, including without limitation the occurrence of an Event of Default, or an event which, with giving of notice or lapse of time, or both, would constitute an Event of Default.

     4.7 Agreements Pertaining to Collateral. Debtor will not enter into any type of contract or agreement pertaining to any of the Collateral or in any way transfer any voting rights pertaining to the Collateral to any person or entity.

         4.8 Dilution of Ownership. As to any securities pledged as Collateral, Debtor will not consent to or approve of the issuance of (i) any additional shares of any class of securities of such issuer, (ii) any instrument convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such securities, or (iii) any warrants, options, contracts or other commitments entitling any third party to purchase or otherwise acquire any such securities. Notwithstanding the foregoing or any other provision of this Agreement to the contrary, Debtor (i) shall comply with his obligations under the Purchase Agreement and each Other Document, and (ii) may consent to any issuance of shares of Horizon if such issuance has been approved by a majority of the Board of Directors of Horizon.

         4.9 Restrictions on Securities. Debtor will not enter into any agreement creating, or otherwise permit to exist, any restriction or condition upon the transfer, voting or control of any securities pledged as Collateral, except as consented to in writing by Secured Party. As to any securities pledged as collateral, Debtor will not consent to or approve of any stock split, reverse stock split, stock dividend, reclassification, or other similar act or transaction regarding the Shares unless consented to in writing by Secured Party.

                                    ARTICLE V

                         DEBTOR'S AFFIRMATIVE COVENANTS

         Until payment and performance of all Obligations, Debtor covenants and agrees that it shall promptly advise Secured Party in writing of any litigation filed against Debtor and of any condition, event or act which comes to its attention that would or might have a material adverse effect on Debtor's financial condition or on Debtor's ability to perform the Obligations.

                                   ARTICLE VI

                               NEGATIVE COVENANTS

         Until payment and performance of all Obligations, Debtor covenants and agrees that Debtor will not, without the prior written consent of Secured Party:

     6.1 Liens. Grant, suffer, or permit liens on, or security interests in, the Collateral.

         6.2 Violate Other Covenants. Violate or fail to comply with any covenants or agreements regarding other debt which will or would with the passage of time or upon demand cause the maturity of any other debt to be accelerated.

                                   ARTICLE VII

                              DEFAULT AND REMEDIES

     7.1 Events of Default. An Event of Default (herein so called) shall exist if any one or more of the following events shall occur:

                  (a) The failure of Debtor to pay any amount required to be paid under the Purchase Agreement (including, without limitation, the indemnity provisions contained therein), or any other amount which Debtor may now or hereafter owe to Secured Party under any Other Agreement or otherwise, within
(15) calendar days after such amount is due;

     (b) The failure of Debtor to pay any Obligation within (15) calendar days after such amount is due; and

                  (c) Debtor's breach of a covenant in this Agreement or any other failure to perform its obligations under this Agreement or any Other Agreement.

     7.2 Secured Party's Remedies. Upon the occurrence of an Event of Default:

                  (a) Secured Party may declare the Obligations in whole or part immediately due and may enforce payment and performance of the same and exercise any rights under the Texas UCC, rights and remedies of Secured Party under this Agreement, or otherwise.

                  (b) Secured Party may, at Secured Party's option and at the expense of Debtor, either in Secured Party's own right or in the name of Debtor and in the same manner and to the same extent that Debtor might reasonably so act if this Agreement had not been made: (i) do all things requisite, convenient, or necessary to enforce the performance and observance of all rights, remedies and privileges of Debtor arising from the Collateral, or any part thereof, including without limitation compromising, waiving, excusing, or in any manner releasing or discharging any obligation of any party to or arising from the Collateral; (ii) take possession of the books, papers, chattel paper, documents of title, and accounts of Debtor, wherever located, relating to the Collateral; (iii) sue or otherwise collect and receive money attributable to the Collateral; and (iv) exercise any other lawfully available powers or remedies, and do all other things which Secured Party deems requisite, convenient or necessary or which the Secured Party deems proper to protect the Security Interest.

                  (b) Secured Party may foreclose this Agreement in the manner now or hereafter provided or permitted by law and may upon such reasonable notification prior thereto as may be required by applicable law (Debtor hereby agreeing that ten days' notice is commercially reasonable), sell, assign, transfer, or otherwise dispose of the Collateral at public or private sale, in whole or in part, and Secured Party may, in its own name or as Debtor's attorney-in-fact effectively assign and transfer the Collateral, or any part thereof, absolutely, and execute and deliver all necessary assignments, conveyances, bills of sale, and other instruments with power to substitute one or more persons or corporations with like power. Any such foreclosure sale, assignment, transfer, or other disposition shall, to the extent permitted by law, be a perpetual bar, both at law and in equity, against Debtor and all persons and corporations lawfully claiming by or through or under Debtor. Any such foreclosure sale may be adjourned from time to time. Upon any sale, Secured Party may bid for and purchase the Collateral, or any part thereof, and upon compliance with the terms of sale may hold, retain, possess and dispose of the Collateral, in its absolute right without further accountability. Secured Party shall have the right to be credited on the amount of its bid a corresponding amount of the Obligations as of the date of such sale.

                  (c) If, in the opinion of Secured Party, there is any question that a public sale or distribution of any Collateral will violate any state or federal securities law, Secured Party (i) may offer and sell securities privately to purchasers who will agree to take them for investment purposes and not with a view to distribution and who will agree to imposition of restrictive legends on the certificates representing the security, or (ii) may sell such securities in an intrastate offering under Section 3(a)(11) of the Securities Act of 1933, and no sale so made in good faith by Secured Party shall be deemed to be not "commercially reasonable" because so made.

                  (d)  Not  in  limitation  of  any  other   provision  of  this
Agreement, Secured Party shall have all rights and remedies of a secured party under the Texas UCC.

         7.3 Application of Proceeds. Secured Party may apply the proceeds of any foreclosure sale hereunder or from any other permitted disposition of the Collateral or any part thereof as follows: (a) first, to the payment of all reasonable costs and expenses of any foreclosure and collection hereunder and all proceedings in connection therewith, including reasonable attorneys' fees;
(b) then, to the reimbursement of Secured Party for all disbursements made by Secured Party for taxes, assessments or liens superior to the Security Interest and which Secured Party shall deem expedient to pay; (c) then, to the reimbursement of Secured Party of any other disbursements made by Secured Party in accordance with the terms hereof or under the Purchase Agreement or any Other Agreement; (d) then, to or among the amounts of fees, interest and principal then owing and unpaid in respect of the Obligations, in such priority as Secured Party may determine in its discretion; and (e) the remainder of such proceeds, if any, shall be paid to Debtor. If such proceeds shall be insufficient to discharge the entire Obligations, Secured Party shall have any other available legal recourse against Debtor under, or for the performance of, the Purchase Agreement and any Other Agreement between Debtor and Secured Party, for the deficiency, together with interest thereon at the maximum rate permitted under applicable law.

         7.4 Enforcement of Obligations. Nothing in this Agreement or in any other document or agreement shall affect or impair the unconditional and absolute right of Secured Party to enforce the Obligations as and when the same shall become due in accordance with the terms of the Purchase Agreement or Other Agreement.

                                  ARTICLE VIII

                             RIGHTS OF SECURED PARTY

         8.1 Subrogation. Upon the occurrence of an Event of Default, Secured Party, at its election, may subrogate to all of the interest, rights and remedies of the Debtor, in respect to any of the Collateral or agreements pertaining thereto.

         8.2 Secured Party Appointed Attorney-in-Fact. Debtor hereby appoints Secured Party as attorney-in-fact of Debtor, with full authority in the place and stead of Debtor and in the name of Debtor, Secured Party or otherwise, from time to time on Secured Party's discretion and upon the occurrence of an Event of Default, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation: (a) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) of this Section 8.2; (c) to file any claims or take any action or institute any proceeding which Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party against any of the Collateral; and (d) to assign and transfer the Collateral, or any part thereof, absolutely and to execute and deliver endorsements, assignments, conveyances, bills of sale and other instruments with power to substitute one or more persons or corporation with like power.

         8.3 Performance by Secured Party. If Debtor fails to perform any agreement contained herein, Secured Party may itself perform, or cause the performance of, such agreement, and the reasonable expenses of Secured Party incurred in connection therewith shall be payable by Debtor under Section 8.8. In no event, however, shall Secured Party have any obligation or duties whatsoever to perform any covenant or agreement of Debtor contained herein, and any such performance by Secured Party shall be wholly discretionary with Secured Party.

         8.4 Duties of Secured Party. The powers conferred upon Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for money actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Without limiting the generality of the foregoing, Secured Party shall not have any obligation, duty or responsibility to do any of the following: (a) ascertain any maturities, calls, conversions, exchanges, offers, tenders or similar matters relating to the Collateral or informing Debtor with respect to any such matters; (b) fix, preserve or exercise any right, privilege or option (whether conversion, redemption or otherwise) with respect to the Collateral; (c) collect any amounts payable in respect of the Collateral; (d) sell all or any portion of the Collateral, for any reason; or (e) hold the Collateral for or on behalf of any party other than Debtor.

         8.5 No Liability of Secured Party. Neither the acceptance of this Agreement by Secured Party, nor the exercise of any rights hereunder by Secured Party, shall be construed in any way as an assumption by Secured Party of any obligations, responsibilities, or duties of Debtor arising in connection with the Collateral assigned hereunder or otherwise bind Secured Party to the performance of any obligations respecting the Collateral, it being expressly understood that Secured Party shall not be obligated to perform, observe, or discharge any obligation, responsibility, duty, or liability of Debtor in respect of any of the Collateral, including without limitation appearing in or defending any action, expending any money or incurring any expense in connection therewith. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, DEBTOR SHALL AND DOES AGREE TO INDEMNIFY, PROTECT, DEFEND AND HOLD HARMLESS SECURED PARTY, ITS OFFICERS, DIRECTORS, REPRESENTATIVES, AGENTS, EMPLOYEES, LENDERS, SUCCESSORS AND ASSIGNS, FROM AND AGAINST ALL LIABILITIES, CLAIMS, DAMAGES, LOSSES, FINES, PENALTIES, CAUSES OF ACTIONS, SUITS, JUDGMENTS AND EXPENSES (INCLUDING COURT
COSTS, ATTORNEY'S FEES AND COST OF INVESTIGATION) OF ANY NATURE, KIND OR DESCRIPTION OF ANY PERSON OR ENTITY, DIRECTLY OR INDIRECTLY, ARISING OUT OF, CAUSED BY OR RESULTING FROM (IN WHOLE OR IN PART), ANY UNINTENTIONAL ACT OR OMISSION (OR INTENTIONAL ACT OR OMISSION SO LONG AS SUCH ACT OR OMISSION DOES NOT CONSTITUTE NEGLIGENCE) OF SECURED PARTY (OR ANYONE ACTING ON BEHALF OF SECURED PARTY) IN CONNECTION WITH THE COLLATERAL. THE FOREGOING INDEMNITY SHALL SURVIVE THE EXPIRATION OR EARLIER TERMINATION OF THIS AGREEMENT.

         8.6 Right of Secured Party to Defend Action Affecting Security. Secured Party may, at the expense of Debtor, appear in and defend any action or proceeding at law or in equity purporting to affect Secured Party's Security Interest under this Agreement.

         8.7 Right of Secured Party to Prevent or Remedy Default. If Debtor shall fail to perform any of the covenants, conditions and agreements required to be performed and observed by Debtor under the Purchase Agreement or Other Agreement, or in respect of the Collateral (subject to any applicable default cure period), Secured Party (a) may but shall not be obligated to take any action Secured Party deems necessary or desirable to prevent or remedy any such default by Debtor or otherwise to protect the Security Interest, and (b) shall have the absolute and immediate right to take possession of the Collateral or any part thereof (to the extent Secured Party has not previously taken possession) to such extent and as often as the Secured Party, in its sole discretion, deems necessary or desirable in order to prevent or to cure any such default by Debtor, or otherwise to protect the security of this Agreement. Secured Party may advance or expend such sums of money for the account of Debtor as Secured Party in its sole discretion deems necessary for any such purpose.

         8.8 Secured Party's Expenses. All reasonable advances, costs, expenses, charges and attorneys' fees which Secured Party may make, pay or incur under any provision of this Agreement for the protection of its security or for the enforcement of any of its rights hereunder, including, without limitation, in foreclosure proceedings commenced and subsequently abandoned or in any dispute or litigation in which Secured Party or the holder of any of the Obligations may become involved by reason of or arising out of the Purchase Agreement, any Other Agreement or the Collateral, shall be a part of the Obligations and shall be paid by Debtor to Secured Party, upon demand, and shall bear interest until paid at the maximum rate of interest permitted by applicable law, from the date incurred by Secured Party until repaid by Debtor.

         8.9. Convertible Collateral. Secured Party may present for conversion any Collateral which is convertible into any other instrument or investment security or a combination thereof with cash, but Secured Party shall not have any duty to present for conversion any Collateral unless it shall have received from Debtor detailed written instructions to that effect at a time reasonably far in advance of the final conversion date to make such conversion possible.

         8.10 Secured Party's Right of Set-Off. Upon the happening of any event entitling Secured Party to pursue any remedy provided herein, or if Secured Party shall be served with garnishment process in which Debtor shall be named as defendant, whether or not Debtor shall be in default hereunder at the time, Secured Party may, but shall not be required to, set-off any indebtedness owing by Secured Party to Debtor against any of the Obligations without first resorting to the security hereunder and without prejudice to any other rights or remedies of Secured Party or its Security Interest.

         8.11 Remedies. No right or remedy herein reserved to Secured Party is intended to be exclusive of any other right or remedy, but each and every such remedy shall be cumulative, not in lieu of, but in addition to any other rights or remedies given under this Agreement and all other security documents. Any and all of Secured Party's rights and remedies may be exercised from time to time and as often as such exercise as deemed necessary or desirable by Secured Party.

         8.12 Debtor's Waivers. Debtor waives notice of the creation, advance, increase, existence, extension, or renewal of, and of any indulgence with respect to, the Obligations; waives notice of intent to accelerate, notice of acceleration, notice of intent to demand, presentment, demand, notice of
dishonor,  and  protest;   waives  notice  of  the  amount  of  the  Obligations
outstanding at any time, notice of any change in financial condition of any person liable for the Obligations or any part thereof, notice of any Event of Default, and all other notices respecting the Obligations; and agrees that maturity of the Obligations and any part thereof may be accelerated, extended, or renewed one or more times by Secured Party in its discretion, without notice to Debtor.

         8.13 Other Parties and Other Collateral. No renewal or extension of or any other indulgence with respect to the Obligations or any part thereof, no release of any security, no release of any person (including any maker, endorser, guarantor, or surety) liable on the Obligations, no delay in enforcement of payment, and no delay or admission or lack of diligence or care in exercising any right or power with respect to the Obligations or any security therefor or guaranty thereof or under this Agreement shall in other manner impair or affect the rights of Secured Party under the law, under this Agreement, or under any other document or agreement pertaining to the other security for the Obligations, before foreclosing upon the Collateral for the purpose of paying the Obligations. Debtor waives any right to the benefit of or to require or control application of any other security or proceeds thereof, and Debtor agrees that Secured Party shall have no duty or obligation to Debtor to apply to the Obligations any such other security or proceeds thereof.

         8.14 Relationship Among Secured Party. Either or both of Secured Party are entitled to enforce any and all rights granted to Secured Party in this Agreement, and to take any other action allowed to be taken by Secured Party under this Agreement. Neither Secured Party is under any obligation to act jointly or in concert with the other Secured Party pursuant to this Agreement. Any action required to be taken by Debtor, or notice required to be given by Debtor, shall be taken or given with respect to both of Secured Party.

                                   ARTICLE IX

                                  MISCELLANEOUS

     9.1 Terms Commercially Reasonable. The terms of this Agreement shall be deemed commercially reasonable within the meaning of the Texas UCC.

         9.2 Notices. Any notices or demands required or permitted to be given hereunder shall be deemed sufficiently given if in writing and personally delivered or mailed (with all postage and charges prepaid), addressed to Secured Party or to Debtor their respective addresses set forth below, or at such other address as the above parties may from time to time designate by written notice to the other given in accordance with this Section 9.2. Any such notice, if personally delivered or transmitted by telex or telegram, shall be deemed to have been given on the date so delivered or transmitted or, if mailed, be deemed to have been given on the day after such notice is placed in the United States mail in accordance with this Section 9.2.

                  Secured Party:  1301 Capital of Texas Hwy., Suite C-300
                                  Austin, Travis County, Texas 78746
                                  Attn: President

                  with copy to:   Timothy L. LaFrey, Esq.
                                  Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                  1900 Frost Bank Plaza
                                  816 Congress Avenue
                                  Austin, Texas 78701

                  Debtor: Stephen and Andrea Turner Family Trust 250 Stonewall Road
                                  Berkeley, California   94705

         9.3 Parties Bound. Secured Party's rights under this Agreement and the Security Interest shall inure to the benefits of its successors and assigns, and in the event of any assignment or transfer of any of the Obligations or the Collateral, Secured Party thereafter shall be fully discharged from any responsibility with respect to the Collateral so assigned or transferred, but Secured Party shall retain all rights and powers hereby given with respect to any of the Obligations or Collateral not so assigned or transferred. All representations, warranties, and agreements of Debtor if more than one are joint and several, and all shall be binding upon the personal representatives, heirs, successors, and assigns of Debtor.

         9.4 Waiver. No delay of Secured Party in exercising any power or right shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. No waiver by Secured Party of any right hereunder of any default by Debtor shall be binding upon Secured Party unless in writing, and no failure by Secured Party to exercise any power or right hereunder or waiver of any default by Debtor shall operate as a waiver of any other or further exercise of such right or power of any further default.

         9.5 Agreement Continuing. This Agreement shall constitute a continuing agreement, applying to all future as well as existing transactions, whether or not of the character contemplated at the date of this Agreement, and if all transactions between Secured Party and Debtor shall be closed at any time, shall be equally applicable to any new transactions thereafter. Provisions of this Agreement, unless by their terms exclusive, shall be in addition to those contained in any Other Agreement.

         9.6 Definitions. Unless the context indicated otherwise, definitions in the Texas Business and Commerce Code ("Texas UCC") apply to words and phrases in this Agreement; if Texas UCC definitions conflict, Chapter 9 definitions apply.

         9.7 Miscellaneous. In this Agreement, whenever the context so requires, the neuter gender includes the masculine and feminine, and the singular number includes the plural and vice versa. The headings of paragraphs herein are inserted only for convenience and shall in no way define, describe or limit the scope of intent of any provisions of this Agreement. No change, amendment, modification, cancellation, or discharge of any provision of this Agreement shall be valid unless consented to in writing by Secured Party.

         9.8 Assignment of Secured Party's Interest. Secured Party shall have the right to assign all or any portion of its rights in this Agreement without approval or consent. Debtor may not assign this Agreement or any of its rights or obligations hereunder without the express prior written consent of Secured Party in each instance.

     9.9 Applicable Laws. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

     9.10 ENTIRE AGREEMENT. THIS AGREEMENT AND THE PURCHASE AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                            [Signature page follows]

                                SIGNATURE PAGE TO

                                 ASSIGNMENT AND

                               SECURITY AGREEMENT

         EXECUTED this 1st day of September, 1999.



DEBTOR:                                   /s/ Stephen G. Turner, M.D.

                                          Printed Name: Stephen G. Turner, M.D.
                                          Trustee under the Stephen and Andrea
                                          Turner Family Trust

                                          /s/ Andrea J. Turner

                                          Printed Name: Andrea J. Turner
                                          Trustee under the Stephen and Andrea
                                          Turner Family Trust


SECURED PARTY:                            Prime Medical Operating, Inc.

                                          By: /s/ Cheryl Williams

                                          Name: Cheryl Williams

                                          Title: Vice President


                                          Prime/BDR Acquisition, L.L.C.

                                          By: /s/ Cheryl Williams

                                          Name: Cheryl Williams

                                          Title: Vice President

                        ASSIGNMENT AND SECURITY AGREEMENT

     THIS ASSIGNMENT AND SECURITY AGREEMENT (this "Agreement") is made and entered into as of the 1st day of September, 1999, by and between Prime Medical Operating, Inc., a Delaware corporation ("PMOI"), Prime/BDR Acquisition, L.L.C., a Delaware limited liability company ("Prime") (PMOI and Prime are referred to herein, jointly and severally, as "Secured Party") and Stephen Wilmarth, M.D. (the "Debtor").

                                    RECITALS:

         A. Debtor and Secured Party have executed and delivered that certain Stock Purchase Agreement dated as of September 1, 1999 (the "Purchase Agreement"), pursuant to which Secured Party purchased from Debtor certain shares of the $0.01 par value common stock of Horizon Vision Center, Inc, a Nevada corporation ("Horizon").

         B. Secured Party has requested that Debtor pledge the Collateral (as defined below) to secure certain obligations and liabilities that Debtor may now or hereafter have to Secured Party, including, without limitation, any indemnity obligations arising under the Purchase Agreement.

     C. Debtor desires to enter into this Agreement as a material inducement to Secured Party's purchase of Debtor's shares of Horizon under the Purchase Agreement.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which Debtor acknowledges, Debtor and Secured Party agree as follows:

                                    ARTICLE I

                       COLLATERAL AND SECURED OBLIGATIONS

         1.1 Grant of Security Interest. Debtor hereby assigns, transfers, and pledges to Secured Party, and Debtor hereby grants to Secured Party a security interest in, the following described collateral (collectively, the "Collateral"):

                  (a) Shares of Horizon. From and after the date of this Agreement, (i) all shares of the common stock of Horizon owned or acquired in any manner by Debtor or Secured Party, (collectively, the "Shares"), (ii) any replacements, substitutions, or exchanges of the certificates representing the Shares, and (iii) any and all options, rescission rights, registration rights, conversion rights, subscription rights, contractual or quasi-contractual rights, warrants, redemption rights, redemption proceeds, calls, preemptive rights and all other rights and benefits pertaining to the Shares;

                  (b) Accounts. All accounts and rights now or hereafter attributable to any of the Collateral described in (a) above, and all rights of Debtor now or hereafter arising under any agreement pertaining to the Collateral described in (a) above, including without limitation all distributions, proceeds, fees, dividends, preferences, payments or other benefits of whatever nature which Debtor is now or may hereafter become entitled to receive with respect to any Collateral described in (a) above;

                  (c) Additional Property. "Collateral" shall also include the following property (collectively, the "Additional Property") which Debtor becomes entitled to receive or shall receive in connection with any of the Collateral described in this Section 1.1: (i) any stock certificate, including without limitation, any certificate representing a stock dividend or any certificate in connection with any recapitalization, reclassification, merger, consolidation, conversion, sale of assets, combination of shares, stock split, reverse stock split or spin-off; (ii) any option, warrant, subscription or right, whether as an addition to or in substitution of any of the Collateral described in this Section 1.1; (iii) any dividends or distributions of any kind whatsoever, whether distributable in cash, stock or other property; (iv) any interest, premium or principal payments; and (v) any conversion or redemption proceeds; and

                  (d) Proceeds. All proceeds (cash and non-cash) arising out of the sale, exchange, collection or other disposition of all or any portion of the Collateral described in (a), (b), or (c) above, including without limitation proceeds in the form of stock, accounts, chattel paper, instruments, documents, goods, inventory and equipment.

The security interest in the Collateral hereby granted by Debtor to Secured Party may sometimes be referred to in this Agreement as the "Security Interest".

         1.2 Obligations. This Agreement and the Security Interest shall secure full and punctual payment and performance of the following indebtedness, duties and obligations (collectively, the "Obligations"):

                  (a) All liabilities and obligations of Debtor to Secured Party (including, without limitation, any principal, interest, fees and other amounts, and any indemnity obligations) under and pursuant to the Purchase Agreement, this Agreement and/or any other contract or agreement between Secured Party and Debtor or any affiliate of Debtor (collectively, "Other Agreements"; and

                  (b) (i) all indebtedness, obligations and liabilities of Debtor and/or any affiliate of Debtor to Secured Party of any kind or character, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, arising from, connected with, or related to the Purchase Agreement or any Other Agreement, or any other document, agreement, or instrument executed in connection either of them, (ii) all accrued but unpaid interest on any of the indebtedness described in (i) above, (iii) all obligations of Debtor and/or any affiliate of Debtor to Secured Party under any documents or agreements evidencing, securing, governing and/or pertaining to all or any part of the indebtedness described in (i) and (ii) above, (iv) all costs and expenses incurred by Secured Party in connection with the collection and administration of all or any part of the indebtedness and obligations described in (i), (ii) and (iii) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including without limitation all attorneys' fees, and (v) all renewals, extensions, modifications and rearrangements of the indebtedness and obligations described in (i), (ii), (iii) and (iv) above.

                  (c) All sums now or hereafter loaned or advanced by Secured Party to Debtor, or expended by Secured Party for the account of Debtor or otherwise owing by Debtor to Secured Party, in respect of the Obligations, and all other sums expended or advanced by Secured Party pursuant to any term or provision of this Agreement or any Other Agreement (i) to collect and/or enforce the Obligations or (ii) to maintain, protect and preserve the Collateral.

                                   ARTICLE II

       DEBTOR'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO COLLATERAL

       Debtor hereby represents and warrants to Secured Party as follows:

         2.1 Ownership of Collateral. Debtor has good and marketable title to the Collateral free and clear of any liens, security interests, shareholders agreement, calls, charge, or encumbrance, except for this Security Interest. No financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except as may have been filed in favor of Secured Party relating to this Agreement.

         2.2 Power & Authority. Debtor has the lawful right, power, and authority to grant the Security Interest in the Collateral. This Agreement, together with all filings and other actions necessary or desirable to perfect and protect such security interest, which have been duly taken, create a valid and perfected first priority security interest in the Collateral securing the payment and performance of the Obligations.

         2.3 No Agreements. The Shares are not subject to any right of redemption, or any call or put options, voting trust, proxy, shareholders agreement, right of first refusal, or any other document or agreement which would in any way impair or adversely affect this Security Interest or the rights of Secured Party under this Agreement.

         2.4 Securities. Any certificates evidencing securities pledged as Collateral are valid and genuine and have not been altered. All securities pledged as Collateral have been duly authorized and validly issued, are fully paid and non-assessable, and were not issued in violation of the preemptive rights of any party or of any agreement by which Debtor or the issuer thereof is bound. No restrictions or conditions exist with respect to the transfer or voting of any securities pledged as Collateral.

                                   ARTICLE III

                  DEBTOR'S OTHER REPRESENTATIONS AND WARRANTIES

         3.1 Solvency of Debtor.  As of the date hereof,  (i) Debtor is solvent;
(ii) the fair saleable value of Debtor's assets exceeds Debtor's liabilities (both fixed and contingent); (iii) Debtor has sufficient capital to satisfy all of Debtor's obligations as they become due; (iv) no receiver, trustee, or custodian has been appointed for, or taken possession of, all or substantially all of the assets of Debtor, either in a proceeding brought by Debtor or in a proceeding brought against Debtor; (v) Debtor is not the subject of a petition for relief under the United States Bankruptcy Code or any similar federal or state insolvency law, including without limitation a petition filed by Debtor or a petition filed by a third party seeking relief against Debtor; and (vi) Debtor has no intention of filing a petition for relief under the United States Bankruptcy Code or any similar federal or state insolvency law, or of seeking any other form of creditor relief, within the two-year period immediately following the date of this Agreement.

         3.2 Authority and Compliance. Debtor has full power and authority to enter into this Agreement. Debtor has full power and authority to enter into and perform its obligations under the Purchase Agreement and each Other Agreement. No further consent or approval is required as a condition to the validity of this Agreement, the Purchase Agreement or any Other Agreement. Debtor is in compliance with all applicable laws, ordinances, statutes, orders, regulations, judgments, writs, or decrees of any governmental entity to which it is subject.

         3.3 Binding Agreement. This Agreement, the Purchase Agreement and each Other Agreement constitute valid and legally binding obligations of Debtor, in accordance with their terms, subject to (a) the applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting creditors' rights generally and (b) restrictions imposed by any court of competent jurisdiction on the enforcement of non-competition and exclusive use restrictive covenants imposed under the Purchase Agreement or any Other Agreement.

         3.4 Litigation. There are no proceedings pending or, to the knowledge of Debtor, threatened before any court or administrative agency which will or may have a material adverse effect on the financial condition of Debtor or upon Debtor's ability to perform its obligations under this Agreement, the Purchase Agreement or any Other Agreement.

         3.5 No Conflicting Agreements. There are no provisions of any existing agreement, mortgage, indenture or contract binding on Debtor or affecting its property, which would conflict with or in any way prevent the execution, delivery, or carrying out of the terms of this Agreement, the Purchase Agreement or any Other Agreement.

         3.6 Ownership of Assets. Debtor has good and full title to the Collateral, and the Collateral is owned free and clear of liens, charges, claims, security interests, and other encumbrances.

     3.7 Taxes. Debtor has filed all tax returns required to be filed by Debtor.

                                   ARTICLE IV

                  DEBTOR'S COVENANTS WITH RESPECT TO COLLATERAL

         Debtor covenants and agrees that from the date hereof and until the payment and performance in full of the Obligations unless Secured Party otherwise consents in writing:

         4.1 Delivery of Instruments and/or Certificates. Contemporaneously herewith, Debtor covenants and agrees to deliver to Secured Party any certificates, documents, or instruments representing or evidencing the Collateral, with Debtor's endorsement thereon and/or accompanied by property instruments of transfer and assignment duly executed in blank with, if requested by Secured Party, signatures guaranteed by a member or member organization in good standing of an authorized Securities Transfer Agents Medallion Program, all in form and substance satisfactory to Secured Party.

         4.2 Further Assurances. Debtor will contemporaneously with the execution hereof and from time to time thereafter at its expense promptly execute and deliver all further instruments and documents and take all further action necessary or appropriate or that Secured Party may request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest, (ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (iii) to otherwise effect the purposes of this Agreement, including without limitation: (A) executing and filing any financing or continuation statements, or any amendments thereto; (B) obtaining written confirmation from the issuer of any securities pledged as Collateral of the pledge of such securities, in form and substance satisfactory to Secured Party;
(C) cooperating with Secured Party in registering the pledge of any securities pledged as Collateral with the issuer of such securities; (D) delivering notice of Secured Party's security interest in any securities pledged as Collateral to any securities or financial intermediary, clearing corporation or other party required by Secured Party, in form and substance satisfactory to Secured Party; and (E) obtaining written confirmation of the pledge of any securities constituting Collateral from any securities or financial intermediary, clearing corporation or other party required by Secured Party, in form and substance satisfactory to Secured Party.

         4.3 Additional Property. All Additional Property, as defined in Section 1.1(c) above, received by Debtor shall be received in trust for the benefit of Secured Party. All Additional Property and all certificates or other written instruments or documents evidencing and/or representing the Additional Property that is received by Debtor, together with such instruments of transfer as Secured Party may request, shall immediately be delivered to or deposited with Secured Party and held by Secured Party as Collateral under the terms of this Agreement. If the Additional Property received by Debtor and delivered to Secured Party pursuant to this Section shall be shares of stock or other securities, such shares of stock or other securities shall be duly endorsed in blank or accompanied by proper instruments of transfer and assignment duly executed in blank with, if requested by Secured Party, signatures guaranteed by a member or member organization in good standing of an authorized Securities Transfer Agents Medallion Program, all in form and substance satisfactory to Secured Party. Secured Party shall be deemed to have possession of any Collateral in transit to Secured Party or its agent.

         4.4 Sale, Transfer, Encumbrance. Debtor will not sell, transfer, mortgage, or otherwise encumber any Collateral or impair the value thereof in any manner without Secured Party's prior written consent, including without limitation by purchase, lease, barter, trade, payment deferral, or the creation, assumption or guarantee of indebtedness or other lending of credit. Secured Party's written consent to any sale, mortgage, transfer, or encumbrance shall not be construed to be a waiver of this provision in respect to any subsequent proposed sale, mortgage, transfer, or encumbrance.

         4.5 Liens. Neither Debtor nor any person acting on Debtor's behalf has, or shall have any right, power, or authority to and shall not create, incur, or permit to be placed or imposed, upon the Collateral, any lien of any type or nature whatsoever, other than the liens in favor of Secured Party.

         4.6 Matters or Occurrences Affecting Collateral or this Agreement. Debtor will promptly notify Secured Party of any and all matters or occurrences that may have a material adverse effect on the status or value of the Collateral or this Agreement, including without limitation the occurrence of an Event of Default, or an event which, with giving of notice or lapse of time, or both, would constitute an Event of Default.

     4.7 Agreements Pertaining to Collateral. Debtor will not enter into any type of contract or agreement pertaining to any of the Collateral or in any way transfer any voting rights pertaining to the Collateral to any person or entity.

         4.8 Dilution of Ownership. As to any securities pledged as Collateral, Debtor will not consent to or approve of the issuance of (i) any additional shares of any class of securities of such issuer, (ii) any instrument convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such securities, or (iii) any warrants, options, contracts or other commitments entitling any third party to purchase or otherwise acquire any such securities. Notwithstanding the foregoing or any other provision of this Agreement to the contrary, Debtor (i) shall comply with his obligations under the Purchase Agreement and each Other Document, and (ii) may consent to any issuance of shares of Horizon if such issuance has been approved by a majority of the Board of Directors of Horizon.

         4.9 Restrictions on Securities. Debtor will not enter into any agreement creating, or otherwise permit to exist, any restriction or condition upon the transfer, voting or control of any securities pledged as Collateral, except as consented to in writing by Secured Party. As to any securities pledged as collateral, Debtor will not consent to or approve of any stock split, reverse stock split, stock dividend, reclassification, or other similar act or transaction regarding the Shares unless consented to in writing by Secured Party.

                                    ARTICLE V

                         DEBTOR'S AFFIRMATIVE COVENANTS

         Until payment and performance of all Obligations, Debtor covenants and agrees that it shall promptly advise Secured Party in writing of any litigation filed against Debtor and of any condition, event or act which comes to its attention that would or might have a material adverse effect on Debtor's financial condition or on Debtor's ability to perform the Obligations.

                                   ARTICLE VI

                               NEGATIVE COVENANTS

         Until payment and performance of all Obligations, Debtor covenants and agrees that Debtor will not, without the prior written consent of Secured Party:

     6.1 Liens. Grant, suffer, or permit liens on, or security interests in, the Collateral.

         6.2 Violate Other Covenants. Violate or fail to comply with any covenants or agreements regarding other debt which will or would with the passage of time or upon demand cause the maturity of any other debt to be accelerated.

                                   ARTICLE VII

                              DEFAULT AND REMEDIES

     7.1 Events of Default. An Event of Default (herein so called) shall exist if any one or more of the following events shall occur:

                  (a) The failure of Debtor to pay any amount required to be paid under the Purchase Agreement (including, without limitation, the indemnity provisions contained therein), or any other amount which Debtor may now or hereafter owe to Secured Party under any Other Agreement or otherwise, within
(15) calendar days after such amount is due;

     (b) The failure of Debtor to pay any Obligation within (15) calendar days after such amount is due; and

                  (c) Debtor's breach of a covenant in this Agreement or any other failure to perform its obligations under this Agreement or any Other Agreement.

     7.2 Secured Party's Remedies. Upon the occurrence of an Event of Default:

                  (a) Secured Party may declare the Obligations in whole or part immediately due and may enforce payment and performance of the same and exercise any rights under the Texas UCC, rights and remedies of Secured Party under this Agreement, or otherwise.

                  (b) Secured Party may, at Secured Party's option and at the expense of Debtor, either in Secured Party's own right or in the name of Debtor and in the same manner and to the same extent that Debtor might reasonably so act if this Agreement had not been made: (i) do all things requisite, convenient, or necessary to enforce the performance and observance of all rights, remedies and privileges of Debtor arising from the Collateral, or any part thereof, including without limitation compromising, waiving, excusing, or in any manner releasing or discharging any obligation of any party to or arising from the Collateral; (ii) take possession of the books, papers, chattel paper, documents of title, and accounts of Debtor, wherever located, relating to the Collateral; (iii) sue or otherwise collect and receive money attributable to the Collateral; and (iv) exercise any other lawfully available powers or remedies, and do all other things which Secured Party deems requisite, convenient or necessary or which the Secured Party deems proper to protect the Security Interest.

                  (b) Secured Party may foreclose this Agreement in the manner now or hereafter provided or permitted by law and may upon such reasonable notification prior thereto as may be required by applicable law (Debtor hereby agreeing that ten days' notice is commercially reasonable), sell, assign, transfer, or otherwise dispose of the Collateral at public or private sale, in whole or in part, and Secured Party may, in its own name or as Debtor's attorney-in-fact effectively assign and transfer the Collateral, or any part thereof, absolutely, and execute and deliver all necessary assignments, conveyances, bills of sale, and other instruments with power to substitute one or more persons or corporations with like power. Any such foreclosure sale, assignment, transfer, or other disposition shall, to the extent permitted by law, be a perpetual bar, both at law and in equity, against Debtor and all persons and corporations lawfully claiming by or through or under Debtor. Any such foreclosure sale may be adjourned from time to time. Upon any sale, Secured Party may bid for and purchase the Collateral, or any part thereof, and upon compliance with the terms of sale may hold, retain, possess and dispose of the Collateral, in its absolute right without further accountability. Secured Party shall have the right to be credited on the amount of its bid a corresponding amount of the Obligations as of the date of such sale.

                  (c) If, in the opinion of Secured Party, there is any question that a public sale or distribution of any Collateral will violate any state or federal securities law, Secured Party (i) may offer and sell securities privately to purchasers who will agree to take them for investment purposes and not with a view to distribution and who will agree to imposition of restrictive legends on the certificates representing the security, or (ii) may sell such securities in an intrastate offering under Section 3(a)(11) of the Securities Act of 1933, and no sale so made in good faith by Secured Party shall be deemed to be not "commercially reasonable" because so made.

                  (d)  Not  in  limitation  of  any  other   provision  of  this
Agreement, Secured Party shall have all rights and remedies of a secured party under the Texas UCC.

         7.3 Application of Proceeds. Secured Party may apply the proceeds of any foreclosure sale hereunder or from any other permitted disposition of the Collateral or any part thereof as follows: (a) first, to the payment of all reasonable costs and expenses of any foreclosure and collection hereunder and all proceedings in connection therewith, including reasonable attorneys' fees;
(b) then, to the reimbursement of Secured Party for all disbursements made by Secured Party for taxes, assessments or liens superior to the Security Interest and which Secured Party shall deem expedient to pay; (c) then, to the reimbursement of Secured Party of any other disbursements made by Secured Party in accordance with the terms hereof or under the Purchase Agreement or any Other Agreement; (d) then, to or among the amounts of fees, interest and principal then owing and unpaid in respect of the Obligations, in such priority as Secured Party may determine in its discretion; and (e) the remainder of such proceeds, if any, shall be paid to Debtor. If such proceeds shall be insufficient to discharge the entire Obligations, Secured Party shall have any other available legal recourse against Debtor under, or for the performance of, the Purchase Agreement and any Other Agreement between Debtor and Secured Party, for the deficiency, together with interest thereon at the maximum rate permitted under applicable law.

         7.4 Enforcement of Obligations. Nothing in this Agreement or in any other document or agreement shall affect or impair the unconditional and absolute right of Secured Party to enforce the Obligations as and when the same shall become due in accordance with the terms of the Purchase Agreement or Other Agreement.

                                  ARTICLE VIII

                             RIGHTS OF SECURED PARTY

         8.1 Subrogation. Upon the occurrence of an Event of Default, Secured Party, at its election, may subrogate to all of the interest, rights and remedies of the Debtor, in respect to any of the Collateral or agreements pertaining thereto.

         8.2 Secured Party Appointed Attorney-in-Fact. Debtor hereby appoints Secured Party as attorney-in-fact of Debtor, with full authority in the place and stead of Debtor and in the name of Debtor, Secured Party or otherwise, from time to time on Secured Party's discretion and upon the occurrence of an Event of Default, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation: (a) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) of this Section 8.2; (c) to file any claims or take any action or institute any proceeding which Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party against any of the Collateral; and (d) to assign and transfer the Collateral, or any part thereof, absolutely and to execute and deliver endorsements, assignments, conveyances, bills of sale and other instruments with power to substitute one or more persons or corporation with like power.

         8.3 Performance by Secured Party. If Debtor fails to perform any agreement contained herein, Secured Party may itself perform, or cause the performance of, such agreement, and the reasonable expenses of Secured Party incurred in connection therewith shall be payable by Debtor under Section 8.8. In no event, however, shall Secured Party have any obligation or duties whatsoever to perform any covenant or agreement of Debtor contained herein, and any such performance by Secured Party shall be wholly discretionary with Secured Party.

         8.4 Duties of Secured Party. The powers conferred upon Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for money actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Without limiting the generality of the foregoing, Secured Party shall not have any obligation, duty or responsibility to do any of the following: (a) ascertain any maturities, calls, conversions, exchanges, offers, tenders or similar matters relating to the Collateral or informing Debtor with respect to any such matters; (b) fix, preserve or exercise any right, privilege or option (whether conversion, redemption or otherwise) with respect to the Collateral; (c) collect any amounts payable in respect of the Collateral; (d) sell all or any portion of the Collateral, for any reason; or (e) hold the Collateral for or on behalf of any party other than Debtor.

         8.5 No Liability of Secured Party. Neither the acceptance of this Agreement by Secured Party, nor the exercise of any rights hereunder by Secured Party, shall be construed in any way as an assumption by Secured Party of any obligations, responsibilities, or duties of Debtor arising in connection with the Collateral assigned hereunder or otherwise bind Secured Party to the performance of any obligations respecting the Collateral, it being expressly understood that Secured Party shall not be obligated to perform, observe, or discharge any obligation, responsibility, duty, or liability of Debtor in respect of any of the Collateral, including without limitation appearing in or defending any action, expending any money or incurring any expense in connection therewith. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, DEBTOR SHALL AND DOES AGREE TO INDEMNIFY, PROTECT, DEFEND AND HOLD HARMLESS SECURED PARTY, ITS OFFICERS, DIRECTORS, REPRESENTATIVES, AGENTS, EMPLOYEES, LENDERS, SUCCESSORS AND ASSIGNS, FROM AND AGAINST ALL LIABILITIES, CLAIMS, DAMAGES, LOSSES, FINES, PENALTIES, CAUSES OF ACTIONS, SUITS, JUDGMENTS AND EXPENSES (INCLUDING COURT
COSTS, ATTORNEY'S FEES AND COST OF INVESTIGATION) OF ANY NATURE, KIND OR DESCRIPTION OF ANY PERSON OR ENTITY, DIRECTLY OR INDIRECTLY, ARISING OUT OF, CAUSED BY OR RESULTING FROM (IN WHOLE OR IN PART), ANY UNINTENTIONAL ACT OR OMISSION (OR INTENTIONAL ACT OR OMISSION SO LONG AS SUCH ACT OR OMISSION DOES NOT CONSTITUTE NEGLIGENCE) OF SECURED PARTY (OR ANYONE ACTING ON BEHALF OF SECURED PARTY) IN CONNECTION WITH THE COLLATERAL. THE FOREGOING INDEMNITY SHALL SURVIVE THE EXPIRATION OR EARLIER TERMINATION OF THIS AGREEMENT.

         8.6 Right of Secured Party to Defend Action Affecting Security. Secured Party may, at the expense of Debtor, appear in and defend any action or proceeding at law or in equity purporting to affect Secured Party's Security Interest under this Agreement.

         8.7 Right of Secured Party to Prevent or Remedy Default. If Debtor shall fail to perform any of the covenants, conditions and agreements required to be performed and observed by Debtor under the Purchase Agreement or Other Agreement, or in respect of the Collateral (subject to any applicable default cure period), Secured Party (a) may but shall not be obligated to take any action Secured Party deems necessary or desirable to prevent or remedy any such default by Debtor or otherwise to protect the Security Interest, and (b) shall have the absolute and immediate right to take possession of the Collateral or any part thereof (to the extent Secured Party has not previously taken possession) to such extent and as often as the Secured Party, in its sole discretion, deems necessary or desirable in order to prevent or to cure any such default by Debtor, or otherwise to protect the security of this Agreement. Secured Party may advance or expend such sums of money for the account of Debtor as Secured Party in its sole discretion deems necessary for any such purpose.

         8.8 Secured Party's Expenses. All reasonable advances, costs, expenses, charges and attorneys' fees which Secured Party may make, pay or incur under any provision of this Agreement for the protection of its security or for the enforcement of any of its rights hereunder, including, without limitation, in foreclosure proceedings commenced and subsequently abandoned or in any dispute or litigation in which Secured Party or the holder of any of the Obligations may become involved by reason of or arising out of the Purchase Agreement, any Other Agreement or the Collateral, shall be a part of the Obligations and shall be paid by Debtor to Secured Party, upon demand, and shall bear interest until paid at the maximum rate of interest permitted by applicable law, from the date incurred by Secured Party until repaid by Debtor.

         8.9. Convertible Collateral. Secured Party may present for conversion any Collateral which is convertible into any other instrument or investment security or a combination thereof with cash, but Secured Party shall not have any duty to present for conversion any Collateral unless it shall have received from Debtor detailed written instructions to that effect at a time reasonably far in advance of the final conversion date to make such conversion possible.

         8.10 Secured Party's Right of Set-Off. Upon the happening of any event entitling Secured Party to pursue any remedy provided herein, or if Secured Party shall be served with garnishment process in which Debtor shall be named as defendant, whether or not Debtor shall be in default hereunder at the time, Secured Party may, but shall not be required to, set-off any indebtedness owing by Secured Party to Debtor against any of the Obligations without first resorting to the security hereunder and without prejudice to any other rights or remedies of Secured Party or its Security Interest.

         8.11 Remedies. No right or remedy herein reserved to Secured Party is intended to be exclusive of any other right or remedy, but each and every such remedy shall be cumulative, not in lieu of, but in addition to any other rights or remedies given under this Agreement and all other security documents. Any and all of Secured Party's rights and remedies may be exercised from time to time and as often as such exercise as deemed necessary or desirable by Secured Party.

         8.12 Debtor's Waivers. Debtor waives notice of the creation, advance, increase, existence, extension, or renewal of, and of any indulgence with respect to, the Obligations; waives notice of intent to accelerate, notice of acceleration, notice of intent to demand, presentment, demand, notice of
dishonor,  and  protest;   waives  notice  of  the  amount  of  the  Obligations
outstanding at any time, notice of any change in financial condition of any person liable for the Obligations or any part thereof, notice of any Event of Default, and all other notices respecting the Obligations; and agrees that maturity of the Obligations and any part thereof may be accelerated, extended, or renewed one or more times by Secured Party in its discretion, without notice to Debtor.

         8.13 Other Parties and Other Collateral. No renewal or extension of or any other indulgence with respect to the Obligations or any part thereof, no release of any security, no release of any person (including any maker, endorser, guarantor, or surety) liable on the Obligations, no delay in enforcement of payment, and no delay or admission or lack of diligence or care in exercising any right or power with respect to the Obligations or any security therefor or guaranty thereof or under this Agreement shall in other manner impair or affect the rights of Secured Party under the law, under this Agreement, or under any other document or agreement pertaining to the other security for the Obligations, before foreclosing upon the Collateral for the purpose of paying the Obligations. Debtor waives any right to the benefit of or to require or control application of any other security or proceeds thereof, and Debtor agrees that Secured Party shall have no duty or obligation to Debtor to apply to the Obligations any such other security or proceeds thereof.

         8.14 Relationship Among Secured Party. Either or both of Secured Party are entitled to enforce any and all rights granted to Secured Party in this Agreement, and to take any other action allowed to be taken by Secured Party under this Agreement. Neither Secured Party is under any obligation to act jointly or in concert with the other Secured Party pursuant to this Agreement. Any action required to be taken by Debtor, or notice required to be given by Debtor, shall be taken or given with respect to both of Secured Party.

                                   ARTICLE IX

                                  MISCELLANEOUS

     9.1 Terms Commercially Reasonable. The terms of this Agreement shall be deemed commercially reasonable within the meaning of the Texas UCC.

         9.2 Notices. Any notices or demands required or permitted to be given hereunder shall be deemed sufficiently given if in writing and personally delivered or mailed (with all postage and charges prepaid), addressed to Secured Party or to Debtor their respective addresses set forth below, or at such other address as the above parties may from time to time designate by written notice to the other given in accordance with this Section 9.2. Any such notice, if personally delivered or transmitted by telex or telegram, shall be deemed to have been given on the date so delivered or transmitted or, if mailed, be deemed to have been given on the day after such notice is placed in the United States mail in accordance with this Section 9.2.

                  Secured Party:  1301 Capital of Texas Hwy., Suite C-300
                                  Austin, Travis County, Texas 78746
                                  Attn: President

                  with copy to:   Timothy L. LaFrey, Esq.
                                  Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                  1900 Frost Bank Plaza
                                  816 Congress Avenue
                                  Austin, Texas 78701

                  Debtor: Medical Vision Technology Profit Sharing Plan FBO Stephen Wilmarth, M.D.
                                  9824 Carlton Court
                                  Granite Bay, California   95746

         9.3 Parties Bound. Secured Party's rights under this Agreement and the Security Interest shall inure to the benefits of its successors and assigns, and in the event of any assignment or transfer of any of the Obligations or the Collateral, Secured Party thereafter shall be fully discharged from any responsibility with respect to the Collateral so assigned or transferred, but Secured Party shall retain all rights and powers hereby given with respect to any of the Obligations or Collateral not so assigned or transferred. All representations, warranties, and agreements of Debtor if more than one are joint and several, and all shall be binding upon the personal representatives, heirs, successors, and assigns of Debtor.

         9.4 Waiver. No delay of Secured Party in exercising any power or right shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. No waiver by Secured Party of any right hereunder of any default by Debtor shall be binding upon Secured Party unless in writing, and no failure by Secured Party to exercise any power or right hereunder or waiver of any default by Debtor shall operate as a waiver of any other or further exercise of such right or power of any further default.

         9.5 Agreement Continuing. This Agreement shall constitute a continuing agreement, applying to all future as well as existing transactions, whether or not of the character contemplated at the date of this Agreement, and if all transactions between Secured Party and Debtor shall be closed at any time, shall be equally applicable to any new transactions thereafter. Provisions of this Agreement, unless by their terms exclusive, shall be in addition to those contained in any Other Agreement.

         9.6 Definitions. Unless the context indicated otherwise, definitions in the Texas Business and Commerce Code ("Texas UCC") apply to words and phrases in this Agreement; if Texas UCC definitions conflict, Chapter 9 definitions apply.

         9.7 Miscellaneous. In this Agreement, whenever the context so requires, the neuter gender includes the masculine and feminine, and the singular number includes the plural and vice versa. The headings of paragraphs herein are inserted only for convenience and shall in no way define, describe or limit the scope of intent of any provisions of this Agreement. No change, amendment, modification, cancellation, or discharge of any provision of this Agreement shall be valid unless consented to in writing by Secured Party.

         9.8 Assignment of Secured Party's Interest. Secured Party shall have the right to assign all or any portion of its rights in this Agreement without approval or consent. Debtor may not assign this Agreement or any of its rights or obligations hereunder without the express prior written consent of Secured Party in each instance.

     9.9 Applicable Laws. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

     9.10 ENTIRE AGREEMENT. THIS AGREEMENT AND THE PURCHASE AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                            [Signature page follows]

                                SIGNATURE PAGE TO

                                 ASSIGNMENT AND

                               SECURITY AGREEMENT

         EXECUTED this 1st day of September, 1999.



DEBTOR:                                   /s/ Stephen Wilmarth, M.D.

                                          Printed Name: Stephen Wilmarth, M.D.


SECURED PARTY:                            Prime Medical Operating, Inc.

                                          By: /s/ Cheryl Williams

                                          Name: Cheryl Williams

                                          Title: Vice President


                                          Prime/BDR Acquisition, L.L.C.

                                          By: /s/ Cheryl Williams

                                          Name: Cheryl Williams

                                          Title: Vice President

                        ASSIGNMENT AND SECURITY AGREEMENT

     THIS ASSIGNMENT AND SECURITY AGREEMENT (this "Agreement") is made and entered into as of the 1st day of September, 1999, by and between Prime Medical Operating, Inc., a Delaware corporation ("PMOI"), Prime/BDR Acquisition, L.L.C., a Delaware limited liability company ("Prime") (PMOI and Prime are referred to herein, jointly and severally, as "Secured Party") and Medical Vision Technology Profit Sharing Plan for the benefit of Stephen Wilmarth, M.D. (the "Debtor").

                                    RECITALS:

         A. Debtor and Secured Party have executed and delivered that certain Stock Purchase Agreement dated as of September 1, 1999 (the "Purchase Agreement"), pursuant to which Secured Party purchased from Debtor certain shares of the $0.01 par value common stock of Horizon Vision Center, Inc, a Nevada corporation ("Horizon").

         B. Secured Party has requested that Debtor pledge the Collateral (as defined below) to secure certain obligations and liabilities that Debtor may now or hereafter have to Secured Party, including, without limitation, any indemnity obligations arising under the Purchase Agreement.

     C. Debtor desires to enter into this Agreement as a material inducement to Secured Party's purchase of Debtor's shares of Horizon under the Purchase Agreement.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which Debtor acknowledges, Debtor and Secured Party agree as follows:

                                    ARTICLE I

                       COLLATERAL AND SECURED OBLIGATIONS

         1.1 Grant of Security Interest. Debtor hereby assigns, transfers, and pledges to Secured Party, and Debtor hereby grants to Secured Party a security interest in, the following described collateral (collectively, the "Collateral"):

                  (a) Shares of Horizon. From and after the date of this Agreement, (i) all shares of the common stock of Horizon owned or acquired in any manner by Debtor or Secured Party, (collectively, the "Shares"), (ii) any replacements, substitutions, or exchanges of the certificates representing the Shares, and (iii) any and all options, rescission rights, registration rights, conversion rights, subscription rights, contractual or quasi-contractual rights, warrants, redemption rights, redemption proceeds, calls, preemptive rights and all other rights and benefits pertaining to the Shares;

                  (b) Accounts. All accounts and rights now or hereafter attributable to any of the Collateral described in (a) above, and all rights of Debtor now or hereafter arising under any agreement pertaining to the Collateral described in (a) above, including without limitation all distributions, proceeds, fees, dividends, preferences, payments or other benefits of whatever nature which Debtor is now or may hereafter become entitled to receive with respect to any Collateral described in (a) above;

                  (c) Additional Property. "Collateral" shall also include the following property (collectively, the "Additional Property") which Debtor becomes entitled to receive or shall receive in connection with any of the Collateral described in this Section 1.1: (i) any stock certificate, including without limitation, any certificate representing a stock dividend or any certificate in connection with any recapitalization, reclassification, merger, consolidation, conversion, sale of assets, combination of shares, stock split, reverse stock split or spin-off; (ii) any option, warrant, subscription or right, whether as an addition to or in substitution of any of the Collateral described in this Section 1.1; (iii) any dividends or distributions of any kind whatsoever, whether distributable in cash, stock or other property; (iv) any interest, premium or principal payments; and (v) any conversion or redemption proceeds; and

                  (d) Proceeds. All proceeds (cash and non-cash) arising out of the sale, exchange, collection or other disposition of all or any portion of the Collateral described in (a), (b), or (c) above, including without limitation proceeds in the form of stock, accounts, chattel paper, instruments, documents, goods, inventory and equipment.

The security interest in the Collateral hereby granted by Debtor to Secured Party may sometimes be referred to in this Agreement as the "Security Interest".

         1.2 Obligations. This Agreement and the Security Interest shall secure full and punctual payment and performance of the following indebtedness, duties and obligations (collectively, the "Obligations"):

                  (a) All liabilities and obligations of Debtor to Secured Party (including, without limitation, any principal, interest, fees and other amounts, and any indemnity obligations) under and pursuant to the Purchase Agreement, this Agreement and/or any other contract or agreement between Secured Party and Debtor or any affiliate of Debtor (collectively, "Other Agreements"; and

                  (b) (i) all indebtedness, obligations and liabilities of Debtor and/or any affiliate of Debtor to Secured Party of any kind or character, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, arising from, connected with, or related to the Purchase Agreement or any Other Agreement, or any other document, agreement, or instrument executed in connection either of them, (ii) all accrued but unpaid interest on any of the indebtedness described in (i) above, (iii) all obligations of Debtor and/or any affiliate of Debtor to Secured Party under any documents or agreements evidencing, securing, governing and/or pertaining to all or any part of the indebtedness described in (i) and (ii) above, (iv) all costs and expenses incurred by Secured Party in connection with the collection and administration of all or any part of the indebtedness and obligations described in (i), (ii) and (iii) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including without limitation all attorneys' fees, and (v) all renewals, extensions, modifications and rearrangements of the indebtedness and obligations described in (i), (ii), (iii) and (iv) above.

                  (c) All sums now or hereafter loaned or advanced by Secured Party to Debtor, or expended by Secured Party for the account of Debtor or otherwise owing by Debtor to Secured Party, in respect of the Obligations, and all other sums expended or advanced by Secured Party pursuant to any term or provision of this Agreement or any Other Agreement (i) to collect and/or enforce the Obligations or (ii) to maintain, protect and preserve the Collateral.

                                   ARTICLE II

       DEBTOR'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO COLLATERAL

       Debtor hereby represents and warrants to Secured Party as follows:

         2.1 Ownership of Collateral. Debtor has good and marketable title to the Collateral free and clear of any liens, security interests, shareholders agreement, calls, charge, or encumbrance, except for this Security Interest. No financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except as may have been filed in favor of Secured Party relating to this Agreement.

         2.2 Power & Authority. Debtor has the lawful right, power, and authority to grant the Security Interest in the Collateral. This Agreement, together with all filings and other actions necessary or desirable to perfect and protect such security interest, which have been duly taken, create a valid and perfected first priority security interest in the Collateral securing the payment and performance of the Obligations.

         2.3 No Agreements. The Shares are not subject to any right of redemption, or any call or put options, voting trust, proxy, shareholders agreement, right of first refusal, or any other document or agreement which would in any way impair or adversely affect this Security Interest or the rights of Secured Party under this Agreement.

         2.4 Securities. Any certificates evidencing securities pledged as Collateral are valid and genuine and have not been altered. All securities pledged as Collateral have been duly authorized and validly issued, are fully paid and non-assessable, and were not issued in violation of the preemptive rights of any party or of any agreement by which Debtor or the issuer thereof is bound. No restrictions or conditions exist with respect to the transfer or voting of any securities pledged as Collateral.

                                   ARTICLE III

                  DEBTOR'S OTHER REPRESENTATIONS AND WARRANTIES

         3.1 Solvency of Debtor.  As of the date hereof,  (i) Debtor is solvent;
(ii) the fair saleable value of Debtor's assets exceeds Debtor's liabilities (both fixed and contingent); (iii) Debtor has sufficient capital to satisfy all of Debtor's obligations as they become due; (iv) no receiver, trustee, or custodian has been appointed for, or taken possession of, all or substantially all of the assets of Debtor, either in a proceeding brought by Debtor or in a proceeding brought against Debtor; (v) Debtor is not the subject of a petition for relief under the United States Bankruptcy Code or any similar federal or state insolvency law, including without limitation a petition filed by Debtor or a petition filed by a third party seeking relief against Debtor; and (vi) Debtor has no intention of filing a petition for relief under the United States Bankruptcy Code or any similar federal or state insolvency law, or of seeking any other form of creditor relief, within the two-year period immediately following the date of this Agreement.

         3.2 Authority and Compliance. Debtor has full power and authority to enter into this Agreement. Debtor has full power and authority to enter into and perform its obligations under the Purchase Agreement and each Other Agreement. No further consent or approval is required as a condition to the validity of this Agreement, the Purchase Agreement or any Other Agreement. Debtor is in compliance with all applicable laws, ordinances, statutes, orders, regulations, judgments, writs, or decrees of any governmental entity to which it is subject.

         3.3 Binding Agreement. This Agreement, the Purchase Agreement and each Other Agreement constitute valid and legally binding obligations of Debtor, in accordance with their terms, subject to (a) the applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting creditors' rights generally and (b) restrictions imposed by any court of competent jurisdiction on the enforcement of non-competition and exclusive use restrictive covenants imposed under the Purchase Agreement or any Other Agreement.

         3.4 Litigation. There are no proceedings pending or, to the knowledge of Debtor, threatened before any court or administrative agency which will or may have a material adverse effect on the financial condition of Debtor or upon Debtor's ability to perform its obligations under this Agreement, the Purchase Agreement or any Other Agreement.

         3.5 No Conflicting Agreements. There are no provisions of any existing agreement, mortgage, indenture or contract binding on Debtor or affecting its property, which would conflict with or in any way prevent the execution, delivery, or carrying out of the terms of this Agreement, the Purchase Agreement or any Other Agreement.

         3.6 Ownership of Assets. Debtor has good and full title to the Collateral, and the Collateral is owned free and clear of liens, charges, claims, security interests, and other encumbrances.

     3.7 Taxes. Debtor has filed all tax returns required to be filed by Debtor.

                                   ARTICLE IV

                  DEBTOR'S COVENANTS WITH RESPECT TO COLLATERAL

         Debtor covenants and agrees that from the date hereof and until the payment and performance in full of the Obligations unless Secured Party otherwise consents in writing:

         4.1 Delivery of Instruments and/or Certificates. Contemporaneously herewith, Debtor covenants and agrees to deliver to Secured Party any certificates, documents, or instruments representing or evidencing the Collateral, with Debtor's endorsement thereon and/or accompanied by property instruments of transfer and assignment duly executed in blank with, if requested by Secured Party, signatures guaranteed by a member or member organization in good standing of an authorized Securities Transfer Agents Medallion Program, all in form and substance satisfactory to Secured Party.

         4.2 Further Assurances. Debtor will contemporaneously with the execution hereof and from time to time thereafter at its expense promptly execute and deliver all further instruments and documents and take all further action necessary or appropriate or that Secured Party may request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest, (ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (iii) to otherwise effect the purposes of this Agreement, including without limitation: (A) executing and filing any financing or continuation statements, or any amendments thereto; (B) obtaining written confirmation from the issuer of any securities pledged as Collateral of the pledge of such securities, in form and substance satisfactory to Secured Party;
(C) cooperating with Secured Party in registering the pledge of any securities pledged as Collateral with the issuer of such securities; (D) delivering notice of Secured Party's security interest in any securities pledged as Collateral to any securities or financial intermediary, clearing corporation or other party required by Secured Party, in form and substance satisfactory to Secured Party; and (E) obtaining written confirmation of the pledge of any securities constituting Collateral from any securities or financial intermediary, clearing corporation or other party required by Secured Party, in form and substance satisfactory to Secured Party.

         4.3 Additional Property. All Additional Property, as defined in Section 1.1(c) above, received by Debtor shall be received in trust for the benefit of Secured Party. All Additional Property and all certificates or other written instruments or documents evidencing and/or representing the Additional Property that is received by Debtor, together with such instruments of transfer as Secured Party may request, shall immediately be delivered to or deposited with Secured Party and held by Secured Party as Collateral under the terms of this Agreement. If the Additional Property received by Debtor and delivered to Secured Party pursuant to this Section shall be shares of stock or other securities, such shares of stock or other securities shall be duly endorsed in blank or accompanied by proper instruments of transfer and assignment duly executed in blank with, if requested by Secured Party, signatures guaranteed by a member or member organization in good standing of an authorized Securities Transfer Agents Medallion Program, all in form and substance satisfactory to Secured Party. Secured Party shall be deemed to have possession of any Collateral in transit to Secured Party or its agent.

         4.4 Sale, Transfer, Encumbrance. Debtor will not sell, transfer, mortgage, or otherwise encumber any Collateral or impair the value thereof in any manner without Secured Party's prior written consent, including without limitation by purchase, lease, barter, trade, payment deferral, or the creation, assumption or guarantee of indebtedness or other lending of credit. Secured Party's written consent to any sale, mortgage, transfer, or encumbrance shall not be construed to be a waiver of this provision in respect to any subsequent proposed sale, mortgage, transfer, or encumbrance.

         4.5 Liens. Neither Debtor nor any person acting on Debtor's behalf has, or shall have any right, power, or authority to and shall not create, incur, or permit to be placed or imposed, upon the Collateral, any lien of any type or nature whatsoever, other than the liens in favor of Secured Party.

         4.6 Matters or Occurrences Affecting Collateral or this Agreement. Debtor will promptly notify Secured Party of any and all matters or occurrences that may have a material adverse effect on the status or value of the Collateral or this Agreement, including without limitation the occurrence of an Event of Default, or an event which, with giving of notice or lapse of time, or both, would constitute an Event of Default.

     4.7 Agreements Pertaining to Collateral. Debtor will not enter into any type of contract or agreement pertaining to any of the Collateral or in any way transfer any voting rights pertaining to the Collateral to any person or entity.

         4.8 Dilution of Ownership. As to any securities pledged as Collateral, Debtor will not consent to or approve of the issuance of (i) any additional shares of any class of securities of such issuer, (ii) any instrument convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such securities, or (iii) any warrants, options, contracts or other commitments entitling any third party to purchase or otherwise acquire any such securities. Notwithstanding the foregoing or any other provision of this Agreement to the contrary, Debtor (i) shall comply with his obligations under the Purchase Agreement and each Other Document, and (ii) may consent to any issuance of shares of Horizon if such issuance has been approved by a majority of the Board of Directors of Horizon.

         4.9 Restrictions on Securities. Debtor will not enter into any agreement creating, or otherwise permit to exist, any restriction or condition upon the transfer, voting or control of any securities pledged as Collateral, except as consented to in writing by Secured Party. As to any securities pledged as collateral, Debtor will not consent to or approve of any stock split, reverse stock split, stock dividend, reclassification, or other similar act or transaction regarding the Shares unless consented to in writing by Secured Party.

                                    ARTICLE V

                         DEBTOR'S AFFIRMATIVE COVENANTS

         Until payment and performance of all Obligations, Debtor covenants and agrees that it shall promptly advise Secured Party in writing of any litigation filed against Debtor and of any condition, event or act which comes to its attention that would or might have a material adverse effect on Debtor's financial condition or on Debtor's ability to perform the Obligations.

                                   ARTICLE VI

                               NEGATIVE COVENANTS

         Until payment and performance of all Obligations, Debtor covenants and agrees that Debtor will not, without the prior written consent of Secured Party:

     6.1 Liens. Grant, suffer, or permit liens on, or security interests in, the Collateral.

         6.2 Violate Other Covenants. Violate or fail to comply with any covenants or agreements regarding other debt which will or would with the passage of time or upon demand cause the maturity of any other debt to be accelerated.

                                   ARTICLE VII

                              DEFAULT AND REMEDIES

     7.1 Events of Default. An Event of Default (herein so called) shall exist if any one or more of the following events shall occur:

                  (a) The failure of Debtor to pay any amount required to be paid under the Purchase Agreement (including, without limitation, the indemnity provisions contained therein), or any other amount which Debtor may now or hereafter owe to Secured Party under any Other Agreement or otherwise, within
(15) calendar days after such amount is due;

     (b) The failure of Debtor to pay any Obligation within (15) calendar days after such amount is due; and

                  (c) Debtor's breach of a covenant in this Agreement or any other failure to perform its obligations under this Agreement or any Other Agreement.

     7.2 Secured Party's Remedies. Upon the occurrence of an Event of Default:

                  (a) Secured Party may declare the Obligations in whole or part immediately due and may enforce payment and performance of the same and exercise any rights under the Texas UCC, rights and remedies of Secured Party under this Agreement, or otherwise.

                  (b) Secured Party may, at Secured Party's option and at the expense of Debtor, either in Secured Party's own right or in the name of Debtor and in the same manner and to the same extent that Debtor might reasonably so act if this Agreement had not been made: (i) do all things requisite, convenient, or necessary to enforce the performance and observance of all rights, remedies and privileges of Debtor arising from the Collateral, or any part thereof, including without limitation compromising, waiving, excusing, or in any manner releasing or discharging any obligation of any party to or arising from the Collateral; (ii) take possession of the books, papers, chattel paper, documents of title, and accounts of Debtor, wherever located, relating to the Collateral; (iii) sue or otherwise collect and receive money attributable to the Collateral; and (iv) exercise any other lawfully available powers or remedies, and do all other things which Secured Party deems requisite, convenient or necessary or which the Secured Party deems proper to protect the Security Interest.

                  (b) Secured Party may foreclose this Agreement in the manner now or hereafter provided or permitted by law and may upon such reasonable notification prior thereto as may be required by applicable law (Debtor hereby agreeing that ten days' notice is commercially reasonable), sell, assign, transfer, or otherwise dispose of the Collateral at public or private sale, in whole or in part, and Secured Party may, in its own name or as Debtor's attorney-in-fact effectively assign and transfer the Collateral, or any part thereof, absolutely, and execute and deliver all necessary assignments, conveyances, bills of sale, and other instruments with power to substitute one or more persons or corporations with like power. Any such foreclosure sale, assignment, transfer, or other disposition shall, to the extent permitted by law, be a perpetual bar, both at law and in equity, against Debtor and all persons and corporations lawfully claiming by or through or under Debtor. Any such foreclosure sale may be adjourned from time to time. Upon any sale, Secured Party may bid for and purchase the Collateral, or any part thereof, and upon compliance with the terms of sale may hold, retain, possess and dispose of the Collateral, in its absolute right without further accountability. Secured Party shall have the right to be credited on the amount of its bid a corresponding amount of the Obligations as of the date of such sale.

                  (c) If, in the opinion of Secured Party, there is any question that a public sale or distribution of any Collateral will violate any state or federal securities law, Secured Party (i) may offer and sell securities privately to purchasers who will agree to take them for investment purposes and not with a view to distribution and who will agree to imposition of restrictive legends on the certificates representing the security, or (ii) may sell such securities in an intrastate offering under Section 3(a)(11) of the Securities Act of 1933, and no sale so made in good faith by Secured Party shall be deemed to be not "commercially reasonable" because so made.

                  (d)  Not  in  limitation  of  any  other   provision  of  this
Agreement, Secured Party shall have all rights and remedies of a secured party under the Texas UCC.

         7.3 Application of Proceeds. Secured Party may apply the proceeds of any foreclosure sale hereunder or from any other permitted disposition of the Collateral or any part thereof as follows: (a) first, to the payment of all reasonable costs and expenses of any foreclosure and collection hereunder and all proceedings in connection therewith, including reasonable attorneys' fees;
(b) then, to the reimbursement of Secured Party for all disbursements made by Secured Party for taxes, assessments or liens superior to the Security Interest and which Secured Party shall deem expedient to pay; (c) then, to the reimbursement of Secured Party of any other disbursements made by Secured Party in accordance with the terms hereof or under the Purchase Agreement or any Other Agreement; (d) then, to or among the amounts of fees, interest and principal then owing and unpaid in respect of the Obligations, in such priority as Secured Party may determine in its discretion; and (e) the remainder of such proceeds, if any, shall be paid to Debtor. If such proceeds shall be insufficient to discharge the entire Obligations, Secured Party shall have any other available legal recourse against Debtor under, or for the performance of, the Purchase Agreement and any Other Agreement between Debtor and Secured Party, for the deficiency, together with interest thereon at the maximum rate permitted under applicable law.

         7.4 Enforcement of Obligations. Nothing in this Agreement or in any other document or agreement shall affect or impair the unconditional and absolute right of Secured Party to enforce the Obligations as and when the same shall become due in accordance with the terms of the Purchase Agreement or Other Agreement.

                                  ARTICLE VIII

                             RIGHTS OF SECURED PARTY

         8.1 Subrogation. Upon the occurrence of an Event of Default, Secured Party, at its election, may subrogate to all of the interest, rights and remedies of the Debtor, in respect to any of the Collateral or agreements pertaining thereto.

         8.2 Secured Party Appointed Attorney-in-Fact. Debtor hereby appoints Secured Party as attorney-in-fact of Debtor, with full authority in the place and stead of Debtor and in the name of Debtor, Secured Party or otherwise, from time to time on Secured Party's discretion and upon the occurrence of an Event of Default, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation: (a) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) of this Section 8.2; (c) to file any claims or take any action or institute any proceeding which Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party against any of the Collateral; and (d) to assign and transfer the Collateral, or any part thereof, absolutely and to execute and deliver endorsements, assignments, conveyances, bills of sale and other instruments with power to substitute one or more persons or corporation with like power.

         8.3 Performance by Secured Party. If Debtor fails to perform any agreement contained herein, Secured Party may itself perform, or cause the performance of, such agreement, and the reasonable expenses of Secured Party incurred in connection therewith shall be payable by Debtor under Section 8.8. In no event, however, shall Secured Party have any obligation or duties whatsoever to perform any covenant or agreement of Debtor contained herein, and any such performance by Secured Party shall be wholly discretionary with Secured Party.

         8.4 Duties of Secured Party. The powers conferred upon Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for money actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Without limiting the generality of the foregoing, Secured Party shall not have any obligation, duty or responsibility to do any of the following: (a) ascertain any maturities, calls, conversions, exchanges, offers, tenders or similar matters relating to the Collateral or informing Debtor with respect to any such matters; (b) fix, preserve or exercise any right, privilege or option (whether conversion, redemption or otherwise) with respect to the Collateral; (c) collect any amounts payable in respect of the Collateral; (d) sell all or any portion of the Collateral, for any reason; or (e) hold the Collateral for or on behalf of any party other than Debtor.

         8.5 No Liability of Secured Party. Neither the acceptance of this Agreement by Secured Party, nor the exercise of any rights hereunder by Secured Party, shall be construed in any way as an assumption by Secured Party of any obligations, responsibilities, or duties of Debtor arising in connection with the Collateral assigned hereunder or otherwise bind Secured Party to the performance of any obligations respecting the Collateral, it being expressly understood that Secured Party shall not be obligated to perform, observe, or discharge any obligation, responsibility, duty, or liability of Debtor in respect of any of the Collateral, including without limitation appearing in or defending any action, expending any money or incurring any expense in connection therewith. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, DEBTOR SHALL AND DOES AGREE TO INDEMNIFY, PROTECT, DEFEND AND HOLD HARMLESS SECURED PARTY, ITS OFFICERS, DIRECTORS, REPRESENTATIVES, AGENTS, EMPLOYEES, LENDERS, SUCCESSORS AND ASSIGNS, FROM AND AGAINST ALL LIABILITIES, CLAIMS, DAMAGES, LOSSES, FINES, PENALTIES, CAUSES OF ACTIONS, SUITS, JUDGMENTS AND EXPENSES (INCLUDING COURT
COSTS, ATTORNEY'S FEES AND COST OF INVESTIGATION) OF ANY NATURE, KIND OR DESCRIPTION OF ANY PERSON OR ENTITY, DIRECTLY OR INDIRECTLY, ARISING OUT OF, CAUSED BY OR RESULTING FROM (IN WHOLE OR IN PART), ANY UNINTENTIONAL ACT OR OMISSION (OR INTENTIONAL ACT OR OMISSION SO LONG AS SUCH ACT OR OMISSION DOES NOT CONSTITUTE NEGLIGENCE) OF SECURED PARTY (OR ANYONE ACTING ON BEHALF OF SECURED PARTY) IN CONNECTION WITH THE COLLATERAL. THE FOREGOING INDEMNITY SHALL SURVIVE THE EXPIRATION OR EARLIER TERMINATION OF THIS AGREEMENT.

         8.6 Right of Secured Party to Defend Action Affecting Security. Secured Party may, at the expense of Debtor, appear in and defend any action or proceeding at law or in equity purporting to affect Secured Party's Security Interest under this Agreement.

         8.7 Right of Secured Party to Prevent or Remedy Default. If Debtor shall fail to perform any of the covenants, conditions and agreements required to be performed and observed by Debtor under the Purchase Agreement or Other Agreement, or in respect of the Collateral (subject to any applicable default cure period), Secured Party (a) may but shall not be obligated to take any action Secured Party deems necessary or desirable to prevent or remedy any such default by Debtor or otherwise to protect the Security Interest, and (b) shall have the absolute and immediate right to take possession of the Collateral or any part thereof (to the extent Secured Party has not previously taken possession) to such extent and as often as the Secured Party, in its sole discretion, deems necessary or desirable in order to prevent or to cure any such default by Debtor, or otherwise to protect the security of this Agreement. Secured Party may advance or expend such sums of money for the account of Debtor as Secured Party in its sole discretion deems necessary for any such purpose.

         8.8 Secured Party's Expenses. All reasonable advances, costs, expenses, charges and attorneys' fees which Secured Party may make, pay or incur under any provision of this Agreement for the protection of its security or for the enforcement of any of its rights hereunder, including, without limitation, in foreclosure proceedings commenced and subsequently abandoned or in any dispute or litigation in which Secured Party or the holder of any of the Obligations may become involved by reason of or arising out of the Purchase Agreement, any Other Agreement or the Collateral, shall be a part of the Obligations and shall be paid by Debtor to Secured Party, upon demand, and shall bear interest until paid at the maximum rate of interest permitted by applicable law, from the date incurred by Secured Party until repaid by Debtor.

         8.9. Convertible Collateral. Secured Party may present for conversion any Collateral which is convertible into any other instrument or investment security or a combination thereof with cash, but Secured Party shall not have any duty to present for conversion any Collateral unless it shall have received from Debtor detailed written instructions to that effect at a time reasonably far in advance of the final conversion date to make such conversion possible.

         8.10 Secured Party's Right of Set-Off. Upon the happening of any event entitling Secured Party to pursue any remedy provided herein, or if Secured Party shall be served with garnishment process in which Debtor shall be named as defendant, whether or not Debtor shall be in default hereunder at the time, Secured Party may, but shall not be required to, set-off any indebtedness owing by Secured Party to Debtor against any of the Obligations without first resorting to the security hereunder and without prejudice to any other rights or remedies of Secured Party or its Security Interest.

         8.11 Remedies. No right or remedy herein reserved to Secured Party is intended to be exclusive of any other right or remedy, but each and every such remedy shall be cumulative, not in lieu of, but in addition to any other rights or remedies given under this Agreement and all other security documents. Any and all of Secured Party's rights and remedies may be exercised from time to time and as often as such exercise as deemed necessary or desirable by Secured Party.

         8.12 Debtor's Waivers. Debtor waives notice of the creation, advance, increase, existence, extension, or renewal of, and of any indulgence with respect to, the Obligations; waives notice of intent to accelerate, notice of acceleration, notice of intent to demand, presentment, demand, notice of
dishonor,  and  protest;   waives  notice  of  the  amount  of  the  Obligations
outstanding at any time, notice of any change in financial condition of any person liable for the Obligations or any part thereof, notice of any Event of Default, and all other notices respecting the Obligations; and agrees that maturity of the Obligations and any part thereof may be accelerated, extended, or renewed one or more times by Secured Party in its discretion, without notice to Debtor.

         8.13 Other Parties and Other Collateral. No renewal or extension of or any other indulgence with respect to the Obligations or any part thereof, no release of any security, no release of any person (including any maker, endorser, guarantor, or surety) liable on the Obligations, no delay in enforcement of payment, and no delay or admission or lack of diligence or care in exercising any right or power with respect to the Obligations or any security therefor or guaranty thereof or under this Agreement shall in other manner impair or affect the rights of Secured Party under the law, under this Agreement, or under any other document or agreement pertaining to the other security for the Obligations, before foreclosing upon the Collateral for the purpose of paying the Obligations. Debtor waives any right to the benefit of or to require or control application of any other security or proceeds thereof, and Debtor agrees that Secured Party shall have no duty or obligation to Debtor to apply to the Obligations any such other security or proceeds thereof.

         8.14 Relationship Among Secured Party. Either or both of Secured Party are entitled to enforce any and all rights granted to Secured Party in this Agreement, and to take any other action allowed to be taken by Secured Party under this Agreement. Neither Secured Party is under any obligation to act jointly or in concert with the other Secured Party pursuant to this Agreement. Any action required to be taken by Debtor, or notice required to be given by Debtor, shall be taken or given with respect to both of Secured Party.

                                   ARTICLE IX

                                  MISCELLANEOUS

     9.1 Terms Commercially Reasonable. The terms of this Agreement shall be deemed commercially reasonable within the meaning of the Texas UCC.

         9.2 Notices. Any notices or demands required or permitted to be given hereunder shall be deemed sufficiently given if in writing and personally delivered or mailed (with all postage and charges prepaid), addressed to Secured Party or to Debtor their respective addresses set forth below, or at such other address as the above parties may from time to time designate by written notice to the other given in accordance with this Section 9.2. Any such notice, if personally delivered or transmitted by telex or telegram, shall be deemed to have been given on the date so delivered or transmitted or, if mailed, be deemed to have been given on the day after such notice is placed in the United States mail in accordance with this Section 9.2.

                  Secured Party:  1301 Capital of Texas Hwy., Suite C-300
                                  Austin, Travis County, Texas 78746
                                  Attn: President

                  with copy to:   Timothy L. LaFrey, Esq.
                                  Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                  1900 Frost Bank Plaza
                                  816 Congress Avenue
                                  Austin, Texas 78701

                  Debtor:         Stephen Wilmarth, M.D.
                                  9824 Carlton Court
                                  Granite Bay, California   95746

         9.3 Parties Bound. Secured Party's rights under this Agreement and the Security Interest shall inure to the benefits of its successors and assigns, and in the event of any assignment or transfer of any of the Obligations or the Collateral, Secured Party thereafter shall be fully discharged from any responsibility with respect to the Collateral so assigned or transferred, but Secured Party shall retain all rights and powers hereby given with respect to any of the Obligations or Collateral not so assigned or transferred. All representations, warranties, and agreements of Debtor if more than one are joint and several, and all shall be binding upon the personal representatives, heirs, successors, and assigns of Debtor.

         9.4 Waiver. No delay of Secured Party in exercising any power or right shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. No waiver by Secured Party of any right hereunder of any default by Debtor shall be binding upon Secured Party unless in writing, and no failure by Secured Party to exercise any power or right hereunder or waiver of any default by Debtor shall operate as a waiver of any other or further exercise of such right or power of any further default.

         9.5 Agreement Continuing. This Agreement shall constitute a continuing agreement, applying to all future as well as existing transactions, whether or not of the character contemplated at the date of this Agreement, and if all transactions between Secured Party and Debtor shall be closed at any time, shall be equally applicable to any new transactions thereafter. Provisions of this Agreement, unless by their terms exclusive, shall be in addition to those contained in any Other Agreement.

         9.6 Definitions. Unless the context indicated otherwise, definitions in the Texas Business and Commerce Code ("Texas UCC") apply to words and phrases in this Agreement; if Texas UCC definitions conflict, Chapter 9 definitions apply.

         9.7 Miscellaneous. In this Agreement, whenever the context so requires, the neuter gender includes the masculine and feminine, and the singular number includes the plural and vice versa. The headings of paragraphs herein are inserted only for convenience and shall in no way define, describe or limit the scope of intent of any provisions of this Agreement. No change, amendment, modification, cancellation, or discharge of any provision of this Agreement shall be valid unless consented to in writing by Secured Party.

         9.8 Assignment of Secured Party's Interest. Secured Party shall have the right to assign all or any portion of its rights in this Agreement without approval or consent. Debtor may not assign this Agreement or any of its rights or obligations hereunder without the express prior written consent of Secured Party in each instance.

     9.9 Applicable Laws. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

     9.10 ENTIRE AGREEMENT. THIS AGREEMENT AND THE PURCHASE AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                            [Signature page follows]

                                SIGNATURE PAGE TO

                                 ASSIGNMENT AND

                               SECURITY AGREEMENT

         EXECUTED this 1st day of September, 1999.



DEBTOR:                                 /s/ Stephen Wilmarth, M.D.

                                        Printed Name: Stephen Wilmarth, M.D.,
                                        Trustee under Medical Vision Technology
                                        Profit Sharing Plan for the benefit of
                                        Stephen Wilmarth, M.D.

SECURED PARTY:                          Prime Medical Operating, Inc.

                                        By: /s/ Cheryl Williams

                                        Name: Cheryl Williams

                                        Title: Vice President


                                        Prime/BDR Acquisition, L.L.C.

                                        By: /s/ Cheryl Williams

                                        Name: Cheryl Williams

                                        Title: Vice President